Exhibit 4.18

Ημερομηνία: 15 Οκτωβρίου 2024

Light shipping ltd

GOOD HEART SHIPPING LTD

ως δανειζόμενες

 και

EURODRY LTD.

ως εγγυητής

 και

ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΟΣ Α.Ε.

ως δανείστρια

ΣΥΜΒΑΣ Η ΔΑΝΕ ΙΟΥ κ α ι Ε Γ ΓΥ ΗΣ Ε Ω Σ

Έως ποσού Δολλ. ΗΠΑ 18.000.000

 ΠΕΡΙΕΧΟΜΕΝΑ

ΑΡΙΘΜΟΣ ΑΡΘΡΟΥ

_______________________________________________________________________________________

1.	ΟΡΟΙ ΚΑΙ ΟΡΙΣΜΟΙ

2.	ΠΟΣΟ ΚΑΙ ΣΚΟΠΟΣ ΔΑΝΕΙΟΥ

3.	ΕΚΤΑΜΙΕΥΣΗ

4.	ΤΟΚΟΣ

5.	ΠΕΡΙΟΔΟΙ ΕΚΤΟΚΙΣΜΟΥ

6.	ΤΟΚΟΣ ΥΠΕΡΗΜΕΡΙΑΣ

7.	ΑΠΟΠΛΗΡΩΜΗ ΚΑΙ ΠΡΟΠΛΗΡΩΜΗ

8.	ΟΡΟΙ ΚΑΙ ΠΡΟΥΠΟΘΕΣΕΙΣ ΧΟΡΗΓΗΣΗΣ

9.	ΔΗΛΩΣΕΙΣ ΚΑΙ ΥΠΟΣΧΕΣΕΙΣ

10.	ΓΕΝΙΚΕΣ ΑΝΑΛΗΨΕΙΣ ΥΠΟΧΡΕΩΣΕΩΝ

11.	ΕΤΑΙΡΙΚΕΣ ΑΝΑΛΗΨΕΙΣ ΥΠΟΧΡΕΩΣΕΩΝ

12.	ΑΣΦΑΛΙΣΗ

13.	ΔΗΛΩΣΕΙΣ ΚΑΙ ΑΝΑΛΗΨΕΙΣ ΥΠΟΧΡΕΩΣΕΩΝ ΣΕ ΣΧΕΣΗ ΜΕ το ΠΛΟΙΟ 14.ΠΡΟΣΘΕΤΕΣ ΕΞΑΣΦΑΛΙΣΕΙΣ

15.	ΚΑΤΑΒΟΛΕΣ ΚΑΙ ΥΠΟΛΟΓΙΣΜΟΣ

16.	ΚΑΤΑΛΟΓΙΣΜΟΣ ΚΑΤΑΒΟΛΩΝ

17.	ΚΑΤΑΛΟΓΙΣΜΟΣ ΕΣΟΔΩΝ

18.	ΓΕΓΟΝΟΤΑ ΥΠΕΡΗΜΕΡΙΑΣ

19.	ΑΜΟΙΒΕΣ ΚΑΙ ΕΞΟΔΑ

20.	ΑΠΟΖΗΜΙΩΣΗ

21.	ΠΕΡΙ ΜΗ ΣΥΜΨΗΦΙΣΜΟΥ Ή ΕΚΠΤΩΣΗΣ ΦΟΡΟΥ

22.	ΠΑΡΑΝΟΜΕΣ ΕΝΕΡΓΕΙΕΣ ΚΛΠ

22Α.	ΕΓΓΥΗΣΗ

23.	ΑΥΞΗΜΕΝΟ ΚΟΣΤΟΣ

24.	ΣΥΜΨΗΦΙΣΜΟΣ

25.	ΕΚΧΩΡΗΣΗ ΣΥΜΒΑΣΗΣ

26.	ΤΡΟΠΟΠΟΙΗΣΕΙΣ ΚΑΙ ΠΑΡΑΙΤΗΣΕΙΣ ΑΠΟ ΑΣΚΗΣΗ ΔΙΚΑΙΩΜΑΤΩΝ

27.	ΚΟΙΝΟΠΟΙΗΣΕΙΣ

28.	ΤΕΛΙΚΕΣ ΔΙΑΤΑΞΕΙΣ

29.	ΕΦΑΡΜΟΣΤΕΟ ΔΙΚΑΙΟ ΚΑΙ ΔΙΚΑΙΟΔΟΣΙΑ

30.	ΑΝΤΙΚΛΗΤΟΣ

•J

ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΟΣ Α.Ε.

Σύμβαση Δαvείου και Εγγυήσεως Μεταξύ:

1.Της     εδρεύουσας στην Αθήνα (οδός Αιόλου αριθμ. 86) ανώνυμης εταιρείας με την επωνυμία « ΕΘΝΙ ΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΟΣ Α.Ε.», που εκπροσωπείται νομίμως εν προκειμένω από τους Αικατερίνη Σαρρή και Ανδρέα Μητσιόπουλο, Στελέχη του Ναυτιλιακού Καταστήματος της Τράπεζας (οδός Μπουμπουλίνας αρ. 2 και Ακτή Μιαούλη, Πεφαιάς), κατοίκους Πειραιά Απικ ής, (αποκαλουμένης εφεξής, χάριν συντομίας, η «Τράπεζα»),

2.    (α) Της εδρεύουσας σύμφωνα με το καταστατικό της στις Νήσους Μάρσαλ (Trust Com pa ny Complex, Ajeltake Road, Ajeltake lsland, Majuro, ΜΗ96960, Marsha ll lslands) εταιρείας με την επωνυμία " LIGHT SHIPPING LTD", που εκπροσωπείται νομίμως εν προκειμένω από τη Στεφανία Καρμίρη, κάτοικο Μεσογείου Θαλάσσης 4 και Ευρώπης, Μαρούσι Απικής (αποκαλουμένης εφεξής, χάριν συντομίας, η «Δανειζόμενη Α»),

β) Της εδρεύουσας σύμφωνα με το καταστατικό της στην Μονροβία Λιβερίας (80, Broad Street, Monroνia, Liberia) εταιρείας με την επωνυμία " GOOD HEART SHIPPING LTD", που εκπροσωπείται νομίμως εν προκειμένω από τη Στεφανία Καρμ(ρη, κάτοικο Μεσογείου Θαλάσσης 4 και Ευρώπης, Μαρούσι Απικής (αποκαλουμένης εφεξής, χάριν συντομίας, η «Δανειζόμενη Β»),

(κάθε μίας εκ των υπό 2(α) και (β) συμβαλλομένων, ευθυνομένης αλληλεγγύως και εις ολόκληρον μετά της ετέρας, αποκαλουμένων εφεξής από κοινού, χάριν συντομίας, οι «Δανειζόμενες» και εκάστη εξ αυτών η «Δανειζόμενη»).

3.Της     εδρεύουσας σύμφωνα με το καταστατικό της στις Ν ήσους Μάρσαλ (Trust Company Com plex, Ajeltake Road, Ajelta ke Ιsla nd, Majuro, ΜΗ96960, Marshall Ιsla nds) εταιρείας με την επωνυμία “EURODRY LTD.”
που εκπροσωπείται νομίμως εν προκειμένω από τη Στεφανία Καρμίρη, κάτοικο Μεσογείου Θαλάσσης 4 και Ευρώπης, Μαρούσι Απικής (ευθυνόμενης αλληλεγγύως και εις ολόκληρον μετά των Δανειζομένων και ως αυτοφειλέτριας αποκαλουμένης εφεξής, χάριν συντομίας, ο «Εγγυητής»),

ΠΡΟΟΙΜΙΟ:

Η παρούσα σύμβαση αφορά την χορήγηση από την Τράπεζα στις Δανειζόμενες δανείου μέχρι του ποσού Δολαρίων ΗΠΑ δέκα οκτώ εκατομμυρίων (USD 18.000.000) εκ των ιδίων διαθεσίμων της Τράπεζας σε ελεύθερο συνάλλαγμα, για τους σκοπούς που αναφέρονται κατωτέρω στο άρθρο 2, σύμφωνα με τα κατωτέρω:

1. ΟΡΟΙ     ΚΑΙ ΟΡΙΣΜΟΙ

1.1 Ορισμοί. Υπό την επιφύλαξη των διαλαμβανομένων στον όρο 1.5της παρούσας:

«Ανεξόφλητο Ποσό» σημαίνει οποιοδήποτε ποσό έχει καταστεί ληξιπρόθεσμο και απαιτητό αλλά δεν έχει καταβληθεί από οποιονδήποτε Υπόχρεο.

«Αποδεκτή Σημαία» σημαίνει την σημαία της Λιβερίας ή/και της Κύπρου και τη σημαία οποιουδήποτε άλλου κράτους στο οποίο η Τράπεζα, κατά την εύλογη διακριτική της ευχέρεια εγκρtνει (η οποία έγκριση θα δίνεται με εύλογα κριτήρια) την νηολόγηση οποιουδήποτε Πλοίου.

«Απομείωση FATCA» σημαίνει την τυχόν αφαίρεση ή παρακράτηση από μία καταβολή που γίνεται σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης, κατ' απαίτηση της FATCA.

«Αποτίμηση Πιστωτικού Ισοδυνάμου» σημαίνει το εκάστοτε οφειλόμενο εκκαθαρισμένο (net) ποσό μέχρι του ποσού του Πιστωτικού ισοδυνάμου που τυγχάνει καταβλητέο από τις Δανειζόμενες στην Τράπεζα σύμφωνα με τον όρο 6e της Σύμβασης ISDA ως αν είχε επέλθει μία Πρόωρη Ημερομηνία Καταγγελίας κατ' εκείνον τον χρόνο σε σχέση με τις συμφωνημένες μεταξύ της Τράπεζας και της Δανειζόμενης Συναλλαγές κατά τους όρους της Σύμβασης ISDA.

«Αρχή Εξυγίανσης» είναι οποιαδήποτε αρχή έχει εξουσία να ασκεί εξουσίες απομείωσης και μετατροπής και για την Ελλάδα, η αρχή που ορίζεται στην παράγραφο 1του άρθρου 3 του Ν.4335/2015 για την ανάκαμψ η και εξυγίανση πιστωτικών ιδρυμάτων και επιχειρήσεων επενδύσεων (ενσωμάτωση οδηγίας 2014/59/ΕΕ).

«Ασφαλίσεις» του Πλοίου, σημαίνει:

(α) όλα τα ασφαλιστήρια και τις ασφαλιστικές συμβάσεις συμπεριλαμβανομένων των εγγραφών του Πλοίου σε οποιονδήποτε αλληλασφαλιστικό οργανισμό ή ένωση κινδύνων πολέμου που συνάπτονται σε σχέση με το Πλοίο, τα Έσοδα αυτού ή που σχετίζονται καθ' οιονδήποτε τρόπο με το Πλοίο και

(β) όλα τα δικαιώματα και τα περιουσιακά στοιχεία που σχετίζονται ή απορρέουν από τα ανωτέρω, συμπεριλαμβανομένου οποιουδήποτε δικαιώματος επιστροφής ασφαλίστρου και οποιωνδήποτε άλλων αξιώσεων ανεξαρτήτως αν η σχετική ασφαλιστική σύμβαση ή εγγραφή του Πλοίου σε οποιονδήποτε αλληλασφαλιστικό οργανισμό ή ένωση κινδύνων πολέμου έχει λήξει σε ημερομηνία προγενέστερη ή ταυθήμερη με την ημερομηνία της παρούσας.

«Βασιλεία III» σημαίνει:

(α) τις συμφωνίες για κεφαλαιακ ή επάρκεια, αναλογία μόχλευσης και προδιαγραφές ρευστότητας που περιέχονται στις εκθέσεις της Επιτροπής της Βασιλείας για την Τραπεζική Εποπτεία με τίτλο «Βασιλεία 111: Παγκόσμιο Κανονιστικό Πλαίσιο για την ενδυνάμωση των τραπεζών και των τραπεζικών συστημάτων», «Βασιλεία 111: Διεθνές Πλαίσιο για την στάθμιση, προδιαγραφές και παρακολούθηση του κινδύνου ρευστότητας» και «Οδηγίες προς εθνικές αρχές που λειτουργούν το αντικυκλικό κεφαλαιακό πλεόνασμα» οι οποίες εκδόθηκαν τον Δεκέμβριο 2010, ως εκάστοτε ισχύουν

(β) τους κανόνες για τις παγκοσμίως συστημικά σημαντικές τράπεζες που περιέχονται στην έκθεση «Παγκοσμίως συστημικά σημαντικές τράπεζες: αξιολόγηση, μεθοδολογία και η απαίτηση για επιπρόσθετη απορρόφηση απωλειών - κείμενο Κανόνων» που δημοσιεύθηκε από την Επιτροπή της Βασιλείας για την Τραπεζικ ή Εποπτεία τον Νοέμβριο 2011, ως εκάστοτε ισχύει και (γ) οποιαδήποτε περαιτέρω κατευθυντήρια οδηγία ή προδιαγραφές τυχόν εκδοθούν από την Επιτροπή της Βασιλείας για την Τραπεζική Εποπτεία σχετικά με την «Βασιλεία III».

«Γεγονός Αντικατάστασης Επιτοκίου Βάσης» (Reference Rate Replacement Event) σημαίνει: (α) ότι η μεθοδολογία ή ο τρόπος καθορισμού του εν λόγω Επιτοκίου Βάσης έχει αλλάξει ουσιωδώς ή

(β) (i) (Α) ο διαχειριστής του εν λόγω Επιτοκίου Βάσης ή η εποπτεύουσα αυτόν αρχή δημοσίως αναγγείλει ότι ο διαχεφιστής κατέστη αφερέγγυος ή

(Β) δημοσιεύεται με οποιονδήποτε τρόπο από δικαστική, χρηματιστηριακ ή ή κανονιστική αρχή σε οποιουδήποτε είδους αίτηση, διάταγμα ή αναγγελία ότι ο διαχειριστής κατέστη αφερέγγυος

υπό την προϋπόθεση ότι σε κάθε μία από τις ανωτέρω περιπτώσεις υπό (Α) ή (Β) ανωτέρω, δεν υφίσταται διάδοχος διαχειριστής που θα συνεχίσει να παρέχει Επιτόκιο Βάσης

(ii)ο     διαχεψιστής του Επιτοκίου Βάσης αναγγείλει ότι παύει ή πρόκειται να παύσει να παρέχει το Επιτόκιο Βάσης μονίμως ή για αόριστο χρόνο και κατ' εκείνον τον χρόνο δεν υφίσταται διάδοχος διαχεψιστής που να συνεχίσει να παρέχει Επιτόκιο Βάσης

(iii) η εποπτεύουσα αρχή του διαχειριστή του Επιτοκίου Βάσης ανακοινώνει δημοσίως ότι το εν λόγω Επιτόκιο Βάσης παύει ή πρόκειται να παύσει σε μόνιμη βάση ή για αόριστο χρόνο ή

(iν) ο διαχειριστής του Επιτοκίου Βάσης ή η εποπτεύουσα αυτού αρχή ανακοινώνει ότι δεν επιτρέπεται πλέον η χρήση του Επιτοκίου Βάσης.

(γ) ο διαχειριστής του Επιτοκίου Βάσης ( ή ο διαχειριστής ενός επιτοκίου που αποτελεί αναπόσπαστο στοιχείο του Επιτοκίου Βάσης) κρίνει ότι το εν λόγω Επιτόκιο Βάσης πρέπει εφεξής να υπολογίζεται σύμφωνα με μειωμένες παραδοχές ή με εναλλακτικές πολιτικές και είτε

(i)τα     γεγονότα ή οι περιστάσεις που οδηγούν στην ως άνω κρίση δεν είναι παροδικά, κατά την γνώμη της Τράπεζας και της Δανειζόμενης ή

(ii)το     Επιτόκιο Βάσης υπολογίζεται σύμφωνα με οποιαδήποτε παρόμοια πολιτική για περίοδο που υπερβαίνει την περίοδο που ορίζεται ως « Εναλλακτική Περίοδος ΕΜΚ>1 στους όρους Σύνθετου Επιτοκίου Αναδρομικής Ισχύος ή

(δ) κατά τη γνώμη της Τράπεζας και της Δανειζόμενης, το Επιτόκιο Βάσης δεν είναι κατάλληλο πλέον για τον υπολογισμό του τόκου σύμφωνα με την παρούσα.

«Γεγονός Διατάραξης» (Disruption Eνent) σημαίνει είτε

(α) μία ουσιώδη διαταραχή στα συστήματα πληρωμών ή επικοινωνιών ή στις οικονομικές αγορές που είναι αναγκαίο να λειτουργούν ούτως ώστε να πραγματοποιούνται οι πληρωμές που πρέπει να γίνονται σύμφωνα με τους όρους της παρούσας ή οποιουδήποτε Εγγράφου Χρηματοδότησης , είτε

(β) οποιοδήποτε γεγονός που έχει ως αποτέλεσμα την διαταραχή για τεχνικούς λόγους του ταμείου ή της λειτουργίας πληρωμών ενός Μέρους ή Υποχρέου που εμποδίζει οποιοδήποτε Μέρος ή Υπόχρεο (συμπεριλαμβανομένου και του ιδίου) (i} να εκπληρώσει τις οικονομικές του υποχρεώσεις σύμφωνα με τα προβλεπόμενα στα Έγγραφα Χρηματοδότησης ή (ii) να επικοινωνεί με άλλα Μέρη ή Υποχρέους κατά τον τρόπο που προβλέπεται στα Έγγραφα Χρηματοδότησης ΥΠΟ ΤΟΝ ΌΡΟ ότι σε κάθε ως άνω [υπό (α) και (β)] αναφερόμενη περίπτωση η σχετική διαταραχή δεν προκλήθηκε από οποιοδήποτε Μέρος ή Υπόχρεο και βρίσκεται έξω από τον έλεγχό του.

«Γεγονός Υπερημερίας» σημαίνει οποιοδήποτε γεγονός ή περίσταση που περιγράφονται στο άρθρο 18.1.

«Δανειζόμενες» σημαίνει τη Δανειζόμενη Α και τη Δανειζόμενη Β από κοινού και «Δανειζόμενη» σημαίνει οποιαδήποτε από τις δύο.

«Δανειζόμενη Α» σημαίνει την εδρεύουσα σύμφωνα με το καταστατικό της στις Νήσους Μάρσαλ (Trust Com pany Com plex, Ajeltake Rd., Ajelta ke lsla nd, Maju ro, Μ Η96960) εταιρεία με την επωνυμία LIGHT SHIPPING LTD.

«Δανειζόμενη Β» σημαίνει την εδρεύουσα σύμφωνα με το καταστατικό της στην Μονροβία, Λιβερίας (80, Broad Street, Monroνia, Liberia) εταιρεία με την επωνυμία GOOD HEART SHIPPING LTD

«Δάνειο» σημαίνει το ποσό μέχρι του ποσού Δολαρίων δέκα οκτώ εκατομμυρίων ( USD 18.000.000) ή το ποσό κεφαλαίου που εκάστοτε οφείλεται σύμφωνα με την παρούσα.

«Δήλωση Εκταμίευσης» σημαίνει την δήλωση κατά το σχέδιο που περιέχεται στο Παράρτημα Ι ή το αντίστοιχο λεκτικό που εκάστοτε η Τράπεζα απαιτεί ή εγκρίνει.

«Διαχειρίστρια» / «Εγκεκριμένη Διαχειρίστρια» σημαίνει την εδρεύουσα στη Λιβερία (80, Broad str., Monrovia, Liberia) και έχουσα εγκαταστήσει γραφείο στην Ελλάδα (οδός Μεσογείου 4 και Ευρώπης, 115 24 Μαρούσι Απικής) κατά τις διατάξεις του ν. 27/75 εταιρεία με την επωνυμία 'ΈUROBULK LTD." ή τη συγγενή της εταιρεία 'Έurobulk (Far East) Ltd lnc." που είναι η

εμπορική και τεχνικ ή διαχειρίστρια, διαχειρίστρια λειτουργίας (operational manager) και . υπεύθυνη για την πρόσληψη του πληρώματος {crew manager) του Πλοίου ή οποιαδήποτε άλλη εταιρεία την οποία εγκρίνει, από καιρού εις καιρόν η Τράπεζα ως εμπορικ ή και τεχνική διαχειρίστρια και διαχειρίστρια λειτουργίας και υπεύθυνη για την πρόσληψ η του πληρώματος του Πλοίου.

«Διεθνή Λογιστικά Πρότυπα ή ΔΛΠ» (GAAP) σημαίνει τα διεθνή λογιστικά πρότυπα ως αυτά ορίζοvται στον Κανονισμό του Ευρωπαϊκού Κοινοβουλίου και του Συμβουλίου της ιgιις Ιουλίου 2002 για την εφαρμογή των Διεθνών Λογιστικών Προτύπων» στον βαθμό που απαιτούνται για την σύvταξη των σχετικών οικονομικών καταστάσεων.

«Δολάρια», «USD» και «$» σημαίνει το νόμιμο νόμισμα των Ηνωμένων Πολιτειών Αμερικής.

«Έγγραφα Χρηματοδότησης» σημαίνει:

(α) την παρούσα Σύμβαση Δανείου

(β) την ενσωματωμένη στην παρούσα Εγγύηση του Εγγυητή

(γ) το Ενέχυρο επί Λογαριασμού

(δ) τις Υποθήκες (ε) τις Εκχωρήσεις

(στ) την Επιστολή Ανάληψης Υποχρέωσης της Διαχειρίστριας (Manager's Undertaking)

(ζ) την Εξασφάλιση των Συνασφαλιζομένων

{η) οποιαδήποτε Εκχώρηση χρονοναυλοσυμφώνου (θ) οποιαδήποτε Τριμερή Σύμβαση

( ι) την Σύμβαση ISDA,

(ια) την εκχώρηση των απαιτήσεων των Δανειζομένων από τη Σύμβαση ISDA,

(ιβ) οποιοδήποτε άλλο έγγραφο (το οποίο προσφέρει ή όχι περαιτέρω εξασφάλιση) και το οποίο υπογράφεται καθ' οιονδήποτε χρόνο από τις Δανειζόμενες, τον Εγγυητή ή οποιοδήποτε άλλο πρόσωπο ως εξασφάλιση οποιασδήποτε υποχρέωσης των Δανειζομένων που απορρέει από την παρούσα σύμβαση ή τις υπόλοιπες συμβάσεις που αναφέρονται ανωτέρω στον ορισμό των «Εγγράφων Χρηματοδότησης».

«Εγγυημένη Οφειλή» σημαίνει το εκάστοτε οφειλόμενο ποσό από το Δάνειο πλέον τόκων, προμηθειών, εισφορών και όλων των στην παρούσα και τα λοιπά Έγγραφα Χρηματοδότησης προβλεπομένων επιβαρύνσεων και εξόδων καθώς και την από τις Δανειζόμενες εκπλήρωση όλων των με την παρούσα σύμβαση και τα Έγγραφα Χρηματοδότησης από αυτή αναλαμβανομένων υποχρεώσεων.

«Εγγύηση» σημαίνει την ενσωματωμένη στην παρούσα σύμβαση εγγύησης μεταξύ του Εγγυητή αφενός και της Τράπεζας αφετέρου, με την οποία ο Εγγυητής παρέχει την εγγύησή του προς την Τράπεζα για την πλήρη και ολοσχερή εξόφληση της Εγγυημένης Οφειλής από τις Δανειζόμενες και την καθ' ολοκληρίαν συμμόρφωσή τους προς τις διατάξεις της παρούσας και των λοιπών Εγγράφων Χρηματοδότησης, κατά τύπο και ουσία αποδεκτή εκάστοτε από την Τράπεζα.

«Εγκεκριμένοι Κάτοχου» (Approνed Shareholders) σημαίνει τα πρόσωπα των οποίων τα ονόματα και λοιπά στοιχεία της ταυτότητας έχουν γίνει εγγράφως γνωστά στην Τράπεζα ως οι τελικοί πραγματικοί δικαιούχοι (είτε έμμεσα είτε άμεσα) τουλάχιστον 20% των μετοχών του Εγγυητή καθώς και των δικαιωμάτων ψήφου που τις συνοδεύουν.

«Εγκεκριμένοι Μεσίτες» σημαίνει τα μεσιτικά γραφεία, Galbraiths, Arrow, Howe Robίnson,

ACM, SSY, Seaborne Shipbrokers, lntermodal και Allied.

«Εκταμίευση» σημαίνει το ποσό εκ του Δανείου που είναι το μικρότερο εκ:

(α) του 55% του αθροίσματος της εκτιμώμενης Εμπορικής Αξίας των Πλοίων το νωρίτερο 15 ημέρες πριν την ανάληψη του ποσού της Εκταμίευσης, ή

(β) του αθροίσματος του 60% της Εμπορικής Αξίας του Πλοίου Β και ποσού Δολαρίων ΗΠΑ

4.200.000 ή

(γ) του ποσού των Δολλ. ΗΠΑ 18.000.000.

«Εκχωρήσεις» σημαίνει από κοινού την πρώτης τάξεως εκχώρηση Εσόδων και την πρώτης τάξεως εκχώρηση Ασφαλίσεων του Πλοίου κατά τύπο και ουσία της αποδοχής της Τράπεζας.

« Εκχώρηση Ναυλοσυμφώνου» σημαίνει την εκχώρηση όλων των δικαιωμάτων της κυρίας του Πλοίου που απορρέουν από Επιτρεπόμενο Ναυλοσύμφωνο και από οποιεσδήποτε εγγυ ήσεις σε εξασφάλιση αυτού, στην Τράπεζα κατά τύπο και ουσία αποδεκτή από την Τράπεζα.

«ΕΜΚ» (RFR -Risk Free Rate) σημαίνει επιτόκιο μηδενικού κινδύνου.

«ΕΜΚ Μελλοντικής Ισχύος» (Term SOFR) σημαίνει τον δείκτη αναφοράς term SOFR υπό τη διαχείριση του CME Group Benchmark Administration Limited (ή οποιουδήποτε άλλο προσώπου τυχόν αναλάβει στο μέλλον την διαχείριση του εν λόγω δείκτη) που δημοσιεύεται την αμέσως επομένη Εργάσιμη Ημέρα στις 5:00 π.μ. ώρα CET για την σχετική περίοδο (προ οποιασδήποτε διόρθωσης, επανυπολογισμού ή επαναδημοσίευσης από τον διαχειριστή) από το CME Group Benchmark Administration Limited (ή οποιοδήποτε άλλο πρόσωπο τυχόν αναλάβει στο μέλλον την δημοσίευση του εν λόγω δείκτη) και αναρτάται στην επίσημη ιστοσελίδα του ως άνω CME Group Benchmark Administration Limited στην ηλεκτρονικ ή διεύθυνση:

https://www.cmegroup.com/market-data/cme-group-benchmark-admini stration/termsofr.html ή σε οποιαδήποτε άλλη ηλεκτρονικ ή διεύθυνση την αντικαταστήσει και έχει ισχύ - κατά τη διεθνή πρακτική - για τις συναλλαγές που θα γίνουν δύο (2) Εργάσιμες Ημέρες μετά τον καθορισμό του.

«Εμπορική Αξία» σημαίνει την αξία εκάστου Πλοίου που προσδιορίζεται σύμφωνα με τα οριζόμενα στα άρθρα 14.2, 14.3 και 14.4.

«Ενέργεια Διάσωσης εκ των έσω» σημαίνει την άσκηση οποιασδήποτε Εξουσίας Απομείωσης και Μετατροπής μίας υποχρέωσης, όπως περιγράφεται στο άρθρο 55 Ν. 4335/2015 (άρθρο 55 της Οδηγίας 2014/59/ΕΕ) για την εξυγίανση πιστωτικών ιδρυμάτων και επιχειρήσεων επενδύσεων.

«Ενέχυρο επί λογαριασμού» σημαίνει την σύμβαση σύστασης ενεχύρου πρώτης τάξεως επί του Λογαριασμού Παρακράτησης, με όρους της αποδοχής της Τράπεζας.

«Εξαιρούμενο από την FATCA Μέρος» σημαίνει ένα Μέρος που δικαιούται να εισπράπει ποσά άνευ οποιασδήποτε Απομείωσης FATCA.

«Εξασφάλιση» σημαίνει

(α) υποθήκ η, ενέχυρο, προνόμιο ναυτικό ή άλλο καθώς και οποιουδήποτε άλλου είδους εξασφάλιση

(β) τα δικαιώματα του ενάγοντος σε μία εμπράγματη αγωγή σε σχέση με την οποία έχει επιβληθεί συντηρητικ ή κατάσχεση σε πλοίο ή έχουν ληφθεί αντίστοιχα μέτρα περιοριστικά της ελευθεροπλο'ϊας του.

«Εξασφαλισμένες Οφειλές» σημαίνει τις οφειλές τις οποίες οι Δανειζόμενες ή τα Παβέχοντα , Εξασφάλιση Μέρη έχουν κατά την ημερομηνία υπογραφής της παρούσας ή αναλαμβάνουν σε μεταγενέστερο χρόνο σύμφωνα με ή δυνάμει των Εγγράφων Χρηματοδότησης ή οποιασδήποτε δικαστικής απόφασης σε σχέση με τα Έγγραφα Χρηματοδότησης και για τους σκοπούς της παρούσας δεν θα λαμβάνεται υπ' όψιν οποιαδήποτε εξ ολοκλήρου ή μερική εξόφληση των εν λόγω απαιτήσεων ή τροποποίηση των όρων τους εξαιτίας πτώχευσης, εκκαθάρισης, διαδικασίας συνδιαλλαγής ή οποιασδήποτε άλλης διαδικασίας σύμφωνα με το πτωχευτικό δίκαιο οποιουδήποτε κράτους.

«Εξασφαλίσεις Συνασφαλιζομέvωv» σημαίνει τις πρώτης τάξεως επιστολές ανάληψης υποχρέωσης, εκχωρήσεις των ασφαλιστηρίων και συμβάσεις δυνάμει των οποίων οι συνασφαλιζόμενοι δηλώνουν ότι οι απαιτήσεις τους κατά οποιασδήποτε πλοιοκτήτριας του Πλοίου θα έπονται της ικανοποίησης των απαιτήσεων της Τράπεζας κατά της τελευταίας (subordination agreements), οι οποίες θα πρέπει να υπογραφούν από κάθε έναν συνασφαλιζόμενο σύμφωνα με τις Ασφαλίσεις υπέρ της Τράπεζας κατά τύπο και ουσία αποδεκτά από την Τράπεζα.

«Εξουσίες Απομείωσης και Μετατροπής» σημαίνει

(α) σε σχέση με οποιαδήποτε Νομοθεσία Διάσωσης εκ των έσω αναφέρεται ενίοτε στον Πίνακα Ενωσιακής Νομοθεσίας για την διάσωση εκ των έσω, οι εξουσίες που περιγράφονται ως τοιαύτες στην συγκεκριμένη Νομοθεσία Διάσωσης εκ των έσω

(β) σε σχέση με οποιαδήποτε άλλη εφαρμοστέα Νομοθεσία Διάσωσης εκ των έσω:

(1)οποιεσδήποτε     εξουσίες σύμφωνα με την εν λόγω Νομοθεσία Διάσωσης εκ των έσω για την ακύρωση, μεταβίβαση ή απομείωση (dilution) μετοχών εκδοθεισών από τράπεζα ή επιχείρηση επενδύσεων ή άλλο πιστωτικό ίδρυμα ή συγγενή εταιρεία μίας τράπεζας, μίας επιχείρησης επενδύσεων ή άλλου πιστωτικού ιδρύματος, την ακύρωση, απομείωση, τροποποίηση ή μεταβολή της μορφής της οφειλής αυτού του προσώπου ή μίας σύμβασης ή εγγράφου από το οποίο απορρέει η εν λόγω οφειλή, την μετατροπή όλου ή μέρους της εν λόγω οφειλής σε μετοχές, χρεόγραφα ή υποχρεώσεις αυτού ή οποιουδήποτε άλλου προσώπου, την κρίση ότι οποιαδήποτε σύμβαση ή έγγραφο ως άνω είναι ισχυρό σαν να είχε ασκηθεί δικαίωμα που προβλέπεται από αυτό ή την εξουσία να αναστείλει οποιαδήποτε υποχρέωση ή οποιαδήποτε εξουσία σύμφωνα με την Νομοθεσία Διάσωσης εκ των έσω που σχετίζεται ή είναι επικουρική οποιωνδήποτε ως άνω εξουσιών και

(2)οποιεσδήποτε     συναφείς ή ανάλογες εξουσίες σύμφωνα με την εν λόγω Νομοθεσία Διάσωσης εκ των έσω.

«Επιβεβαιώσεις» (Confirmations) και «Πρόωρη Ημερομηνία Καταγγελίας» (Early Termination Date) σε σχέση με οποιαδήποτε ενεργή Καθορισμένη Συναλλαγή, έχουν το νόημα που τους αποδίδεται στην Σύμβαση ISDA.

«Επιστολή Ανάληψης Υποχρέωσης της Διαχείριστριας» (Manager's Undertaking) σημαίνει, σε σχέση με κάθε Πλοίο, μία επιστολή περιέχουσα όρους της εγκρίσεως της Τράπεζας, υπογεγραμμένη από την Διαχειρίστρια, με την οποία η τελευταία αναλαμβάνει έναντι της Τράπεζας ορισμένες υποχρεώσεις, συμπεριλαμβανομένης δέσμευσης ότι η άσκηση των δικαιωμάτων και η ικανοποίηση των απαιτήσεων της Διαχειρίστριας που απορρέουν από τη σύμβαση διαχείρισης του κάθε Πλοίου θα έπεται της άσκησης των δικαιωμάτων και της ικανοποίησης των απαιτήσεων της Τράπεζας από την παρούσα, καθώς και εκχώρησης προς την Τράπεζα τυχόν ασφαλίσεων του κάθε Πλοίου που αναφέρουν την Διαχειρίστρια ως ασφαλιζόμενη ή συνασφαλιζόμενη.

« Επιτόκιο Αvαφοράς» (Reference Rate) σημαίνει: (α) το εφαρμοστέο ΕΜ Κ Μελλοντικής Ισχύος ενός (1) μηνός ή τριών (3) μηνών και για περίοδο ίσης διάρκειας προς την Περίοδο Εκτοκισμού ή

(β) όταν το ΕΜ Κ Μελλοντικ ής Ισχύος δεν είναι διαθέσιμο, εφαρμοστέο τυγχάνει το άρθρο 5.4.Α.3. (β) της παρούσας,

υπό τον όρο ότι σε οποιαδήποτε εκ των δύο ανωτέρω περιπτώσεων, αν το επιτόκιο είναι μικρότερο του μηδενός, ως Επιτόκιο Αναφοράς θα θεωρείται το μηδέν.

« Επιτόκιο Βάσης» (Replacement Reference Rate) σημαίνει ένα επιτόκιο βάσης το οποίο:

(α) επισήμως καθορίζεται, κατονομάζεται ή προτείνεται από τον διαχεψιστή ή από οποιαδήποτε Σχετική Εποπτεύουσα Αρχή ως το επιτόκιο που αντικαθιστά το ΕΜΚ και αν κατά τον κρίσιμο χρόνο έχουν καθοριστεί, κατονομαστεί ή προταθεί περισσότερα επιτόκια αντικατάστασης, το Επιτόκιο Βάσης θα είναι αυτό για το οποίο έχει εκφραστεί η Σχετική Εποπτεύουσα Αρχή, ή

(β) κατά την άποψη της Τράπεζας και της Δανειζόμενης, είναι γενικώς αποδεκτό στην διεθνή και εγχώρια αγορά κοινοπρακτικών δανείων ως η αρμόζουσα διάδοχη κατάσταση του ΕΜΚ, ή

(γ) κατά την άποψη της Τράπεζας και της Δανειζόμενης αποτελεί την αρμόζουσα διάδοχη κατάσταση του ΕΜ Κ.

«Επιτόκιο Γραμμικής Παρεμβολής» (lnterpolated Term SOFR) σημαίνει το επιτόκιο (στρογγυλοποιούμενο στο ίδιο δεκαδικό ψηφίο όπως το ΕΜΚ Μελλοντικής Ισχύος) που προκύπτει από την παρεμβολή σε γραμμική βάση μεταξύ:

(α) είτε

(i) του εφαρμοστέου ΕΜ Κ Μελλοντικ ής Ισχύος για την μέγιστη περίοδο (για την οποία το ενλόγω ΕΜ Κ Μελλοντικ ής Ισχύος είναι διαθέσιμο, αλλά όχι μικρότερη του μηνός} που είναι μικρότερη της σχετικής Περιόδου Εκτοκισμού του Δανείου ή σχετικού μέρους αυτού, ή

(ίί) εάν δεν διατίθεται ΕΜ Κ Μελλοντικής Ισχύος για περίοδο μικρότερη της Περιόδου Εκτοκισμού του Δανείου ή σχετικού μέρους αυτού ( και πάντως για περίοδο άνω του μηνός), το ΕΜΚ Μελλοντικ ής ισχύος της ημέρας που πέφτει τρεις (3) Εργάσιμες Ημέρες ΕΜΚ πριν την Ημέρα Καθορισμού, και

(β) του εφαρμοστέου ΕΜΚ Μελλοντικής Ισχύος για την ελάχιστη περίοδο (για την οποία το εν λόγω ΕΜΚ Μελλοντικής Ισχύος είναι διαθέσιμο, η οποία δεν μπορεί να είναι μικρότερη του μηνός) που υπερβαίνει την σχετική Περίοδο Εκτοκισμού του Δανείου ή σχετικού μέρους αυτού.

«Επιτόκιο Διατάραξης της Αγοράς» (Market Disruption Rate) σημαίνει το Επιτόκιο Αναφοράς.

«Επιτόκιο Χρηματοδότησης» σημαίνει το εξατομικευμένο επιτόκιο που ανακοινώνεται από την Τράπεζα σε έναν Υπόχρεο σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης, μέρος του οποίου είναι αυτονοήτως το Περιθώριο.

«Επιτρεπόμενες Εξασφαλίσεις» σημαίνει:

(α) Εξασφαλίσεις που δημιουργούνται βάσει των Εγγράφων Χρηματοδότησης,

(β} προνόμια για μη καταβληθέντες μισθούς πληρώματος σύμφωνα με την συνήθη ναυτιλιακή πρακτική,

(γ) προνόμιο διάσωσης,

(δ) προνόμια που προβλέπονται νομοθετικά για προκαταβολή μισθωμάτων για χρονικό διάστημα όχι μεγαλύτερο των 2 μηνών σύμφωνα με οποιαδήποτε σύμβαση ναύλωσης του Πλοίου η οποία δεν απαγορεύεται κατά τους όρους της παρούσας.

«Επιτρεπόμενο Ναυλοσύμφωνο» σημαίνει οποιαδήποτε σύμβαση ναύλωσης αποδεκτή από την Τράπεζα (η έγκριση της οποίας θα δίνεται με εύλογα κριτήρια) που αφορά κάθε Πλοίο για συγκεκριμένο χρονικό διάστημα ή ταξίδι ή σύμβαση μίσθωσης μεταξύ της Δανειζόμενης ή της κυρίας του κάθε Πλοίου και ενός ναυλωτή αποδεκτού από την Τράπεζα (ο «Ναυλωτής») , διάρκειας 12 μηνών και άνω (συμπεριλαμβανομένου τυχόν δικαιώματος του ναυλωτή vια παράταση της διάρκειας του Ναυλοσυμφώνου -options).

«Εργάσιμη Ημέρα» σημαίνει κάθε ημέρα (εκτός Σαββάτου και Κυριακής) κατά την οποία οι τράπεζες και οι αγορές συναλλάγματος είναι ανοικτές για συναλλαγές του τύπου που προβλέπεται στην παρούσα σύμβαση, σε κάθε χώρα ή τόπο (και ενδεικτικά και όχι περιοριστικά στο Λονδίνο, στον Πειραιά, στη Ν. Υόρκ η και στο Σικάγο ΗΠΑ) στον οποίο απαιτείται να γίνει κάποια πληρωμή ή πάσης μορφής δοσοληψία ή να γίνει κάποια πράξη σύμφωνα με την παρούσα, κατά τη συνηθισμένη πρακτικ ή της Τράπεζας.

«Εργάσιμη Ημέρα ΕΜΚ» (RFR Banking Day) σημαίνει κάθε ημερολογιακή ημέρα εκτός από: (ί) Τα Σάββατα και τις Κυριακές, (ίί) οποιαδήποτε ημέρα η SIFMA (Securίties lndustry and Financial Markets Association) συστήνει στα μέλη της να μην διενεργήσουν συναλλαγές σε χρεώγραφα του Αμερικανικού Δημοσίου, ή (ίίί) οποιαδήποτε άλλη ημέρα που τυχόν στο μέλλον καθοριστεί ως μη εργάσιμη ημέρα.

«Έσοδα» σημαίνει, σε σχέση με το Πλοίο, όλα τα χρηματικά ποσά που καθίστανται τώρα ή στο μέλλον καταβλητέα (με ή χωρίς όρους) στη Δανειζόμενη υπό την ιδιότητά της ως πλοιοκτήτρια του Πλοίου ή στην Τράπεζα για την χρήση ή λειτουργία του Πλοίου, συμπεριλαμβανομένων ενδεικτικά:

(α) οποιουδήποτε ναύλου, μισθώματος ή εισιτηρίου, αποζημίωσης καταβλητέας στην πλοιοκτήτρια του Πλοίου ή στην Τράπεζα στην περίπτωση επίταξης έναντι μισθώματος, αμοιβής διάσωσης ή ρυμούλκησης, υπεραναμονής και ρήτρας παρακράτησης (detention) και αποζημίωσης λόγω παράβασης, τροποποίησης ή καταγγελίας οποιουδήποτε ναυλοσυμφώνου ή άλλης σύμβασης απασχόλησης του Πλοίου,

(β) οποιουδήποτε ποσού πληρωτέου καθ' οιονδήποτε χρόνο σύμφωνα με τις Ασφαλίσεις για απώλεια μισθώματος (loss of hire),

(γ) συνεισφορών οποιασδήποτε φύσεως σε κοινή αβαρία και

(δ) αν και όποτε το Πλοίο απασχολείται με όρους σύμφωνα με τους οποίους οποιαδήποτε καταβολή εμπίπτουσα στις παραγράφους (α) ή (β) ανωτέρω συγκεντρώνεται (pooled) ή διαμοιράζεται με οποιοδήποτε άλλο πρόσωπο, αυτή την αναλογία των καθαρών εισπραπομένων της σχετικής συμφωνίας συγκέντρωσης ή διαμοιρασμού (pooling or sharing arrangement) που είναι αποδοτέα στον Πλοίο.

«Ημέρα Καθορισμού» (Quotation Day) σημαίνει όσον αφορά σε οποιαδήποτε περίοδο για την οποία πρέπει να καθοριστεί ένα ΕΜΚ Μελλοντικής Ισχύος, δύο (2) Εργάσιμες Ημέρες ΕΜ Κ πριν την πρώτη ημέρα της περιόδου αυτής, εκτός αν η συνήθης πρακτική διαφέρει στην Σχετική Αγορά, οπότε στην τελευταία αυτή περίπτωση, η Ημέρα Καθορισμού θα προσδιορίζεται απότην Τράπεζα με βάση την συνήθη πρακτική (και αν τιμές δίδονται συνήθως από πρώτης τάξεως τράπεζες σε περισσότερες της μίας (1) ημέρες, η Ημερομηνία Καθορισμού θα είναι η τελευταία από αυτές τις ημέρες).

«Ημερομηνία Αποπληρωμής» σημαίνει την ημερομηνία κατά την οποία απαιτείται να πραγματοποιηθεί καταβολή, σύμφωνα με τα αναφερόμενα στο άρθρο 7.

«Ημερομηνία Εκταμίευσης» σημαίνει την ημερομηνία κατά την οποία η Δανειζόμενη ζητά να εκταμιευθεί η Εκταμίευση ή (αν το κείμενο απαιτεί) την ημερομηνία που η Εκταμίευση πράγματι υλοποιήθηκε.

«Ημερομηνία Εφαρμογής FATCA" σημαίνει:

(α) σε σχέση με μία «καταβολή δεκτική παρακράτησης» (with holdable payment) όπως αυτή περιγράφεται στο κεφάλαιο 1473(Ι)(Α)(i) του Κώδικα ΗΠΑ (σχετικά με καταβολές τόκων και ορισμένες άλλες καταβολές από πηγές εντός των Η ΠΑ), την 1η Ιουλίου 2014,

(β) σε σχέση με μία «καταβολή δεκτική παρακράτησης» όπως αυτή περιγράφεται στο κεφάλαιο 1473(Ι)(Α)(ii) του Κώδικα ΗΠΑ σχετικά με «ακαθάριστα έσοδα» από την διάθεση περιουσίας η οποία δύναται να γεννά τόκο από πηγές εντός των ΗΠΑ, την 1η Ιανουαρίου 2019 ή

(γ) σε σχέση με μία «ενδιάμεση (passthru) καταβολή» όπως αυτή περιγράφεται στο κεφάλαιο 1471(d)(7) του Κώδικα ΗΠΑ η οποία δεν εμπίπτει σε οποιαδήποτε εκ των καταβολών που περιγράφονται ανωτέρω στις παραγράφους (α) και (β), την 1η Ιανουαρίου 2019

ή σε οποιαδήποτε περίπτωση, οποιαδήποτε άλλη ημερομηνία από την οποία και εφεξής η εν λόγω καταβολή υπόκειται σε απομείωση ή παρακράτηση απαιτούμενη από την FATCA ως αποτέλεσμα τυχόν τροποποίησης της FATCA σε μεταγενέστερη ημερομηνία από την υπογραφή της παρούσας.

«Ημερομηνία Ολικής Απώλειας» σημαίνει:

(α) στην περίπτωση πραγματικής απώλειας τινός Πλοίου, την ημερομηνία του σχετικού συμβάντος ή αν αυτή δεν είναι γνωστή, την τελευταία ημερομηνία κατά την οποία υπήρξε επικοινωνία με το σχετικό Πλοίο,

(β) στην περίπτωση τεκμαρτής, συμβιβασθείσας, συμφωνηθείσας ή διευθετηθείσας ολικής απώλειας τινός Πλοίου, το νωρίτερο εκ των κατωτέρω, ήτοι:

1.την ημερομηνία κατά την οποία δόθηκε δήλωση εγκατάλειψης στους ασφαλιστές,

2. την ημερομηνία α) του συμβιβασμού, της διευθέτησης ή της συμφωνίας που έγινε από την κυρία του πλοίου ή για λογαριασμό αυτής με τους ασφαλιστές του σχετικού Πλοίου με την οποία οι ασφαλιστές δέχθηκαν να θεωρήσουν το σχετικό Πλοίο ως ολική απώλεια,

(γ) στην περίπτωση οποιασδήποτε άλλης ολικής απώλειας την ημερομηνία ( ή την πιθανότερη ημερομηνία) κατά την οποία η Τράπεζα ευλόγως εκτιμά ότι συνέβη η ολική απώλεια.

«Ιστορικό ΕΜΚ Μελλοντικής Ισχύος», (Historic Term SOFR) σημαίνει το πλέον πρόσφατο ΕΜΚ Μελλοντικής Ισχύος για περίοδο ίσης διάρκειας προς την Περίοδο Εκτοκισμού που λαμβάνεται σε ημέρα η οποία δεν απέχει περισσότερο από 3 Εργάσιμες Ημέρες ΕΜ Κ από την Ημέρα Καθορισμού.

«Καθορισμέvη Συvαλλαγή» σημαίνει μία Συναλλαγή που πληροί σωρευτικά τις ακόλουθες προϋποθέσεις:

(Α) συνάπτεται μεταξύ της Δανειζόμενης και της Τράπεζας επί τη βάσει της Σύμβασης ISDA

(Β) ο σκοπός της είναι η αντιστάθμιση του επιτοκιακού κινδύνου που διατρέχει η Δανειζόμενη σύμφωνα με την παρούσα από τις διακυμάνσεις του επιτοκίου για περίοδο που λήγει το αργότερο την Τελική Ημερομηνία Αποπληρωμής (όπως η φράση ορίζεται στο άρθρο 7.3 της παρούσας), και

(Γ) καθορίζεται από τη Δανειζόμενη μέσω δήλωσης καθορισμού που παραδίδεται από τη Δανειζόμενη στην Τράπεζα που έχει την μορφή του Παραρτήματος 3 της παρούσας, ως μία Καθορισμένη Συναλλαγή για τους σκοπούς των Εγγράφων Χρηματοδότησης.

«Κατάλογος Κυρώσεων» σημαίνει τον κατάλογο των «Ειδικά Κατονομαζόμενων Υπηκόων και Εμποδιζόμενων Προσώπων (Specially Designated Nationals and Blocked Persons) που έχει εκδοθεί από το OFAC, τον ενοποιημένο κατάλογο προσώπων, ομίλων και οντοτήτων που υπόκεινται στις οικονομικές κυρώσεις της ΕΕ και των Ηνωμένων Εθνών ή οποιονδήποτε σχετικό κατάλογο που εκδίδεται ή διατηρείται ή δημοσιοποιείται από οποιαδήποτε από τις Επιβάλλουσες Αρχές, όπως ισχύει.

«Κόστος Επανεπένδυσης» (Breakage Costs) σημαίνει οποιοδήποτε ποσό τυχόν επιβαρύvει την . Τράπεζα (κατά την εύλογη κρίση της) εξ αιτίας (α) προπληρωμής από τη Δανειζόμενη σiην Τράπεζα οποιουδήποτε ποσού κεφαλαίου σε άλλη ημέρα από την τελευταία ημερομηνία μίας Περιόδου Εκτοκισμού ή (β) μη ανάληψης από τη Δανειζόμενη οποιουδήποτε ποσού εκ του Δανείου μετά την αποστολή από τη Δανειζόμενη στην Τράπεζα της Δήλωσης Εκταμίευσης.

«Κράτος Μέλος του Ευρωπαϊκού Οικονομικού Χώρου» σημαίνει οποιοδήποτε κράτος μέλος της Ευρωπαϊκής Ένωσης, την Ισλανδία, το Λιχτενστάιν και την Νορβηγία.

«Κυρώσεις» σημαίνει οποιεσδήποτε σε εφαρμογή κυρώσεις, εμπάργκο, διατάξεις απαγόρευσης χρήσης ή διάθεσης περιουσιακών στοιχείων, απαγορεύσεις ή άλλοι περιορισμοί σχετικά με το εμπόριο, το επιχεφείν, την επένδυση, εξαγωγή, χρηματοδότηση ή διαθεσιμότητα περιουσιακών στοιχείων (ή οποιεσδήποτε άλλες δραστηριότητες σχετικές ή συνδεόμενες με τις ανωτέρω)

(α) που επιβάλλονται από νόμο ή κανονιστική πράξη της Ελλάδας, του Συμβουλίου της Ευρωπαϊκ ής Ένωσης, των Ηνωμένων Εθνών ή του Συμβουλίου Ασφαλείας των Ηνωμένων Εθνών ή των Ηνωμένων Πολιτειών Αμερικ ής ανεξαρτήτως αν οποιοσδήποτε Υπόχρεος ή άλλο μέλος του Ομίλου ή οποιαδήποτε άλλη Συγγενής Εταιρεία δεσμεύεται νομικά από τους ανωτέρω νόμους ή κανονιστικές πράξεις

(β) που επιβάλλονται με άλλον τρόπο από οποιονδήποτε νόμο ή κανονισμό από τον οποίον οποιοσδήποτε Υπόχρεος ή οποιοδήποτε άλλο μέλος του Ομίλου ή οποιαδήποτε Συγγενής Εταιρεία δεσμεύεται

(γ) που επιβάλλονται με άλλον τρόπο από τις σχετικές κρατικές αρχές ή υπηρεσίες των ανωτέρω, συμπεριλαμβανομένων ενδεικτικά του Γραφείου Ελέγχου Αλλοδαπών Περιουσιακών Στοιχείων του Υπουργείου Οικονομικών των ΗΠΑ (Office of Foreign Assets Control of the US Department of Treasury ('ΌFAC"), της Ελληνικής Δημοκρατίας, του Συμβουλίου της Ευρωπαϊκής Ένωσης, των Ηνωμένων Εθνών ή του Συμβουλίου Ασφαλείας των Ηνωμένων Εθνών (από κοινού οι «Επιβάλλουσες Αρχές»).

«Κώδικας ΗΠΑ» σημαίνει τον Κώδικα Φορολογίας Εισοδήματος των Ηνωμένων Πολιτειών της Αμερικής του έτους 1986, ως εκάστοτε ισχύει.

«Κώδικας ISM» σημαίνει τον Διεθνή Κώδικα Ασφαλούς Διαχείρισης Πλοίων συμπεριλαμβανομένων των κατευθυντήριων γραμμών για την εφαρμογή του) που υιοθετήθηκε από την Συνέλευση του Διεθνούς Ναυτιλιακού Οργανισμού (lnternational Maritime Organisation) ως αυτός τυχόν τροποποιηθεί ή συμπληρωθεί ή αντικατασταθεί στο μέλλον (και οι όροι «σύστημα ασφαλούς διαχείρισης», «Πιστοποιητικό Ασφαλούς Διαχείρισης» και «Έγγραφο Συμμόρφωσης» θα έχουν το ίδιο νόημα με αυτό που τους αποδίδεται στον Κώδικα ISM .

«Κώδικας ISPS» σημαίνει τον Διεθνή Κώδικα Ασφάλειας Πλοίων και Λιμενικών Εγκαταστάσεων που υιοθετήθηκε από τον Διεθνή Ναυτιλιακό Οργανισμό, ως αυτός τυχόν τροποποιηθεί ή συμπληρωθεί ή αντικατασταθεί στο μέλλον.

«Λογαριασμοί Εσόδων» σημαίνει το λογαριασμό επ' ονόματι της Δανειζόμενης Α που τηρείται στο Ναυτιλιακό Κατάστημα της Τράπεζας στον Πειραιά υπό το όνομα «LIGHT SHIPPING LΤD Λοvαριασμός Εσόδων» και τον λογαριασμό επ' ονόματι της Δανειζόμενης Β που επίσης τηρείται στο Ναυτιλιακό Κατάστημα της Τράπεζας στον Πειραιά υπό το όνομα "GOOD HEART SHIPPING LTD- Λοvαριασμδς Εσόδων» και οποιονδήποτε άλλο λογαριασμό (που τηρείται στο αυτό Κατάστημα) που καθορίζεται από την Τράπεζα ως ο Λογαριασμός Εσόδων για οποιοδήποτε Πλοίο για τους σκοπούς της παρούσας.

«Λογαριασμός Παρακράτησης» σημαίνει τον λογαριασμό που τηρείται επ' ονόματι των Δανειζομένων στο Ναυτιλιακό Κατάστημα της Τράπεζας με χαρακτηριστικά «LIGHT SHIPPING LTD – GOOD HEART SHIPPING LTD - Λογαριασμός Παρακράτησης» ή οποιονδήποτε άλλο λογαριασμό που κατονομάζεται από την Τράπεζα ως ο Λογαριασμός Παρακράτησης για τους σκοπούς της παρούσας.

«Μέρος» σημαίνει οποιοδήποτε συμβαλλόμενο μέρος στην παρούσα ή σε οποιοδήποτε Έγγραφο Χρηματοδότησης.

«Μη Αποδεκτό Μέρος» σημαίνει οποιοδήποτε πρόσωπο, οντότητα, πράγμα ή μέρος

(α) που περιλαμβάνεται, ή η κυριότητα του οποίου ανήκει ή ελέγχεται από πρόσωπο, οντότητα ή μέρος που περιλαμβάνεται σε οποιονδήποτε Κατάλογο Κυρώσεων

(β) που βρίσκεται ή έχει συσταθεί σύμφωνα με τους νόμους κράτους ή η κυριότητά του ανήκει ή ελέγχεται από ή ενεργεί για λογαριασμό προσώπου, οντότητας ή μέρους που βρίσκεται ή έχει συσταθεί κατά τους νόμους κράτους ή περιοχής που αποτελεί τον στόχο καθολικών Κυρώσεων όπως ισχύουν ή

(γ) που βρίσκεται ή είναι ελλιμενισμένο ή αγκυροβολημένο σε απαγορευμένο λιμάνι ή (δ) που αποτελεί κατ' άλλον τρόπο στόχο Κυρώσεων ή

(ε) που ενεργεί ή εμφανίζεται να ενεργεί για λογαριασμό οποιουδήποτε εκ των προσώπων που αναφέρονται στις περιπτώσεις (α) και (β) ανωτέρω ή

(στ) με το οποίο η Τράπεζα απαγορεύεται να συναλλάσσεται σύμφωνα με τις Κυρώσεις του OFAC, των Ηνωμένων Εθνών, της Ευρωπαϊκής Ένωσης ή της Ελληνικής Δημοκρατίας.

«Νομοθεσία Διάσωσης εκ των έσω» σημαίνει:

(α) σε σχέση με την Ελλάδα τον Ν. 3864/2010 και το άρθρο 2 του εφαρμοστικού Ν. 4335/15 ως τροποποιηθείς ισχύει και όπως αυτός τυχόν θατροποποιηθεί στο μέλλον και οποιονδήποτε άλλο νόμο ή κανονιστική πράξη που αφορά στην εξυγίανση πιστωτικών ιδρυμάτων,

(β) σε σχέση με οποιοδήποτε άλλο κράτος-μέλος του Ευρωπαϊκού Οικονομικού Χώρου, το άρθρο 55 της Οδηγίας 2014/59/ΕΕ ως έχει ενσωματωθεί ή θα ενσωματωθεί στην νομοθεσία εκάστου άλλου κράτους μέλους του Ευρωπαϊκού Οικονομικού Χώρου, συμπεριλαμβανομένων των σχετικών εκτελεστικών νόμων και κανονιστικών πράξεων,

(γ) σε σχέση με οποιοδήποτε άλλο κράτος, οποιονδήποτε ανάλογο νόμο ή κανονιστική πράξη ενίοτε ισχύει σύμφωνα με τους οποίους απαιτείται συμβατική αναγνώριση οποιασδήποτε Εξουσίας Απομείωσης και Μετατροπής.

«Οικονομικό Έτος» σημαίνει κάθε περίοδο ενός έτους που άρχεται την 1η Ιανουαρίου σε σχέση με την οποία θα πρέπει να συνταχθούν οι οικονομικές καταστάσεις των Δανειζομένων και του Εγγυητή.

«Οικονομική Υποχρέωση» σημαίνει σε σχέση με ένα πρόσωπο (ο «οφειλέτης))), μία υποχρέωση του οφειλέτη (α) για κεφάλαιο, τόκους, προμήθεια για την οργάνωση της χρηματοδότησης, προμήθεια αδρανείας ή οποιοδήποτε άλλο ποσό τυγχάνει καταβλητέο σε σχέση με ποσό που δανείστηκε ή συγκέντρωσε ο οφειλέτης, συμπεριλαμβανομένων των εξόδων που κατέβαλε η Τράπεζα για την εξασφάλιση ή την επιδίωξη είσπραξης της απαίτησής της κατά του οφειλέτη ή για λογαριασμό του οφειλέτη, (β) από ομολογίες ή οποιαδήποτε άλλη εξασφάλιση παρείχε ο οφειλέτης (γ) από οποιαδήποτε πίστωση ή εγγυητική επιστολή χορηγήθηκε στον οφειλέτη (δ) από την μίσθωση ή αγορά οποιουδήποτε στοιχείου που, σύμφωνα με τα Διεθνή Λογιστικά Πρότυπα, εντάσσεται στο παθητικό του ισολογισμού (ε) από οποιαδήποτε χρηματοδοτική μίσθωση, αγορά με τμηματικ ή καταβολή τιμήματος ή οποιαδήποτε άλλη σύμβαση έχουσα το εμπορικό αποτέλεσμα του δανεισμού ή της συγκέντρωσης κεφαλαίου από τον οφειλέτη (στ) από οποιαδήποτε σύμβαση ανταλλαγής επιτοκίου ή νομίσματος (ή οποιαδήποτε συναλλαγή αγοράς συναλλάγματος (foreign exchange transaction) ή οποιαδήποτε συναλλαγή παραγώγοιιι στην . οποία συμβλήθηκε ο οφειλέτης ή αν η σύμβαση με την οποία συμφωνήθηκε τέτοια συναλλaγή απαιτεί εκκαθάριση αμοιβαίων απαιτήσεων, η απαίτηση του οφειλέτη για το καθαρό ποσό (ζ) από εγγύηση, αποζημίωση ή συναφή υποχρέωση του οφειλέτη σε εξασφάλιση υποχρέωσης άλλου προσώπου που εμπίπτει στις περιπτώσεις (α) έως (ε) αν είχε συμβληθεί στις συμβάσεις που προβλέπονται στις εν λόγω περιπτώσεις αυτό το πρόσωπο αντί του οφειλέτη.

«Ολική Απώλεια» σημαίνει:

(α) την πραγματική, τεκμαρτή, συμβιβασθείσα, συμφωνηθείσα ή διευθετηθείσα ολική απώλεια τινός Πλοίου,

(β) την δήμευση, επίταξη κατά κυριότητα ή άλλη αναγκαστική απόκτηση τινός Πλοίου σε οποιαδήποτε τιμή ή άνευ οποιουδήποτε ανταλλάγματος που διενεργείται από κυβερνητική ή άλλη αρχή ή από πρόσωπα που ισχυρίζονται ότι εκπροσωπούν κυβέρνηση ή άλλη αρχή, συμπεριλαμβανομένης της αποζημίωσης λόγω επιτάξεως ήτοι των ποσών που καθίστανται καταβλητέα λόγω μίας πράξης ή γεγονότος εξ αυτών που αναφέρονται ανωτέρω στην παρούσα παράγραφο {β).

(γ) την αφαίρεση της κυριότητας τινός Πλοίου από την κυρία αυτού βάσει απόφασης δικαστικής αρχής ή προσώπων που ισχυρίζονται ότι είναι μέλη δικαστικής αρχής,

(δ) την πειρατεία, κατάληψη, σύλληψη, κατάσχεση, κατακράτηση ή δήμευση τινός Πλοίου εκτός αν εντός σαράντα πέντε (45) Εργασίμων Ημερών το Πλοίο και ο πλήρης έλεγχος αυτού επαναποδοθούν στην κυρία αυτού.

«Όμιλος» σημαίνει τις Δανειζόμενες, τον Εγγυητή και τις ενοποιημένες θυγατρικές του Εγγυητή.

«Ουσιώδες Βλαπτικό Αποτέλεσμα» σημαίνει ένα ουσιώδες βλαπτικό αποτέλεσμα επί:

(α) της επιχείρησης, λειτουργίας, περιουσίας, κατάστασης (οικονομικής ή άλλης) ή προοπτικής των Δανειζομένων ή του Εγγυητή και των ναυτιλιακών Συγγενών Εταιρειών τους,

(β) της ικανότητας των Δανειζομένων ή του Εγγυητή να εκτελέσουν τις υποχρεώσεις που έχουν αναλάβει σύμφωνα με τα Έγγραφα Χρηματοδότησης

(γ) της εγκυρότητας ή της εκτελεστότητας ή της αποτελεσματικότητας ή της σειράς προτεραιότητας οποιασδήποτε Εξασφάλισης έχει παραχωρηθεί ή θεωρείται ότι έχει παραχωρηθεί σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης ή των δικαιωμάτων της Τράπεζας σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

«Ουσιώδης Βλαπτική Μεταβολή» σημαίνει οποιοδήποτε γεγονός ή σεψά γεγονότων που, κατά την κρίση της Τράπεζας έχει ή δύναται να έχει Ουσιώδες βλαπτικό Αποτέλεσμα .

«Παρέχον Εξασφάλιση Μέρος» σημαίνει τον Εγγυητή και οποιοδήποτε άλλο πρόσωπο (εκτός της Τράπεζας) που ως ενεχυράζων ή ενυπόθηκος οφειλέτης ή ως συμβαλλόμενο μέρος που συμφωνεί τα δικαιώματα ή τα προνόμιά του να έπονται των δικαιωμάτων του ετέρου συμβαλλόμενου μέρους ή ενεργών με οποιαδήποτε συναφή ιδιότητα συμβάλλεται σε οποιοδήποτε έγγραφο που αναφέρεται στην παράγραφο ( ιβ) του ορισμού των Εγγράφων Χρηματοδότησης.

«Περιβαλλοντικά Σημαντική Ουσία» σημαίνει το πετρέλαιο,τα πετρελαιοειδή και οποιαδήποτε άλλη ουσία (συμπεριλαμβανομένων οποιασδήποτε χημικής ή άλλης επικίνδυνης ή επιβλαβούς ουσίας) που προκαλεί (ή πιθανόν να προκαλέσει) ρύπανση ή είναι τοξική ή επικίνδυνη.

«Περιβαλλοντική Απαίτηση» σημαίνει:

(α) οποιαδήποτε απαίτηση οποιασδήποτε κρατικής, δικαστικής ή κανονιστικής αρχής που απορρέει από ένα Περιβαλλοντικό Συμβάν ή πιθανολογούμενο Περιβαλλοντικό Συμβάν ή που σχετίζεται με οποιονδήποτε Περιβαλλοντικό Νόμο ή

(β) οποιαδήποτε απαίτηση οποιουδήποτε άλλου προσώπου που σχετίζεται με Περιβαλλοντικό Συμβάν ή πιθανολογούμενο Περιβαλλοντικό Συμβάν

και «απαίτηση» σημαίνει οποιαδήποτε απαίτηση αποζημίωσης, πρόστιμα, ποινικές ρήτρες ή οποιαδήποτε καταβολή οποιουδήποτε είδους σχετική ή μη μετα ανωτέρω, διαταγή ήοδηγία για την λήψη ή αποφυγή ή διακοπή ορισμένων μέτρων ή ενεργειών και οποιασδήποτε μορφής εκτέλεση ή κανονιστική ενέργεια συμπεριλαμβανομένων της απαγόρευσης απόπλου ή της κατάσχεσης οποιουδήποτε περιουσιακού στοιχείου.

«Περιβαλλοντικό Συμβάν» σημαίνει:

(α) την διαφυγή ή διαρροή οποιασδήποτε Περιβαλλοντικά Σημαντικ ής Ουσίας από ένα Πλοίο ή

(β) οποιοδήποτε συμβάν κατά τη διάρκεια του οποίου Περιβαλλοντικά Σημαντική Ουσία διαφεύγει ή διαρρέει από ένα άλλο πλοίο εξαιτίας σύγκρουσης μεταξύ του σχετικού Πλοίου και του ως άνω άλλου πλοίου ή οποιοδήποτε άλλο συμβάν κατά τη διάρκεια του πλου ή της λειτουργίας του σχετικού Πλοίου εξ αιτίας του οποίου απαγορεύεται στο σχετικό Πλοίο ο απόπλους ή αυτό κατάσχεται, κατακρατείται ή λαμβάνονται εναντίον του άλλα ασφαλιστικά μέτρα ή είναι πιθανόν να επιβληθεί κάποιο από τα ανωτέρω μέτρα ή αν το σχετικό Πλοίο ή η πλοιοκτήτρια αυτού και/ή οποιοσδήποτε λειτουργών αυτό ή διαχειριστής αυτού φέρει ή πιθανολογείται ότι φέρει οποιαδήποτε νομική ή διοικητική ή άλλη ευθύνη, ή

(γ) οποιοδήποτε άλλο συμβάν κατά τη διάρκεια του οποίου Περιβαλλοντικά Σημαντική Ουσία διαφεύγει ή διαρρέει όχι από το σχετικό Πλοίο αλλά σε σχέση με την διαφυγή ή διαρροή αυτή απαγορεύεται ο απόπλους του σχετικού Πλοίου ή πιθανολογείται τέτοια απαγόρευση και/ή όταν η οποιαδήποτε πλοιοκτήτρια του σχετικού Πλοίου και/ή οποιοδήποτε λειτουργών αυτό ή η διαχειρίστρια του σχετικού Πλοίου φέρει ή πιθανολογείται ότι φέρει οποιαδήποτε νομική ή διοικητική ή άλλη ευθύνη.

«Περιβαλλοντικός Νόμος» σημαίνει οποιονδήποτε νόμο περί την ρύπανση ή την προστασία του περιβάλλοντος, την μεταφορά Περιβαλλοντικά Σημαντικής Ουσίας ή την διαφυγή ή διαρροή ή επαπειλούμενη διαφυγή ή διαρροή Περιβαλλοντικά Σημαντικών Ουσιών.

«Περιθώριο» σημαίνει 2,00%.

«Περίοδος Διαθεσιμότητας» σημαίνει την περίοδο που αρχίζει την ημερομηνία υπογραφής της παρούσας και λήγει είτε την ημερομηνία χορήγησης της Εκταμίευσης είτε την 15η Οκτωβρίου 2024, οποιοδήποτε εκ των ανωτέρω συμβεί νωρίτερα ή οποιαδήποτε μεταγενέστερη ημερομηνία τυχόν συμφωνηθεί μεταξύ των Μερών.

«Περίοδος Εκτοκισμού» σημαίνει αναφορικά με το Δάνειο την περίοδο που προσδιορίζεται σύμφωνα με τα προβλεπόμενα στο άρθρο 5 της παρούσας.

«Περίοδος Εξασφάλισης» σημαίνει την περίοδο που άρχεται κατά την ημερομηνία υπογραφής της παρούσας και λήγει την ημερομηνία κατά την οποία όλα τα ποσά που όφειλε να καταβάλει η Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος σύμφωνα με τα Έγγραφα Χρηματοδότησης έχουν πλήρως και ολοσχερώς καταβληθεί.

«Πιθανό Γεγονός Υπερημερίας» σημαίνει οποιοδήποτε γεγονός ή περιστατικό για το οποίο αν υπάρξει σχετική αναγγελία ή κατόπιν παρέλευσης χρόνου ή με την άσκηση ευχέρειας της Τράπεζας ή/και με την ικανοποίηση οποιασδήποτε άλλης προϋπόθεσης θα συνιστούσε Γεγονός Υπερημερίας .

«Πίνακας Ενωσιακής Νομοθεσίας για την διάσωση εκ των έσω» (EU Bail-ln Legislation Schedule) σημαίνει το έγγραφο που ονομάζεται έτσι και έχει εκδοθεί από την Loan Market Association (ή οποιονδήποτε διάδοχο αυτής).

«Πιστωτικό Ισοδύναμο» σε σχέση με την Σύμβαση ISDA σημαίνει την ανώτατη έκθεση της Τράπεζας από τη Σύμβαση isda εκπεφρασμένης σε Δολ. ΗΠΑ που καθορίζεται από την Τράπεζα κατά την απόλυτη διακριτική της ευχέρεια, το οποίο για τους σκοπούς της Παρούσας και των λοιπών εγγράφων Χρηματοδότησης ορίζεται σε ποσό Δολ ΗΠΑ $ 1.365.000

«Πλοία>> σημαίνει το Πλοίο Α και το Πλοίο Β και «Πλοίο» σημαίνει οποιοδήποτε εξ αυτών.

«Πλοίο Α» σημαίνει το υπό σημαία Κύπρου πλοίο "STARLIG HT" πλοιοκτησίας της Δανειζόμενης A.

«Πλοίο β» σημαίνει το υπό σημαία Λιβερίας πλοίο "GOOD HEART" πλοιοκτησίας της Δανειζόμενης Β.

«Σημαία» σημαίνει τη σημαία της Κύπρου, τη σημαία Λιβερίας και οποιαδήποτε άλλη σημαία την οποία η Τράπεζα, κατά την απόλυτη διακριτική της ευχέρεια, αποδέχεται/εγκρίνει ως σημαία οποιουδήποτε Πλοίου (ηοποία έγκριση θα δίνεται με εύλογα κριτήρια).

«Σοβαρό Ατύχημα» σημαίνει οποιοδήποτε ατύχημα συμβεί σε κάποιο Πλοίο εξ αιτίας του οποίου η απαίτηση ή το σύνολο των απαιτήσεων από όλους τους ασφαλιστές προ οποιασδήποτε έκπτωσης ή συμβιβασμού υπερβαίνει το ποσό των Δολλ. ΗΠΑ 750.000 ή το ισόποσο αυτού σε οποιοδήποτε άλλο νόμισμα.

«Συγγενής εταιρεία» σημαίνει την θυγατρική ή τη μητρική εταψεία ενός νομικού προσώπου.

«Σύμβαση ISDA» σημαίνει την σύμβαση ανταλλαγής επιτοκίου από κοινού μετα συμπληρώματα και παραρτήματά της, καθώς και τις συναλλαγές και Επιβεβαιώσεις που θα εκδοθούν κατά τους όρους της που πρόκειται να υπογραφεί μεταξύ των Δανειζομένων και του Εγγυητή αφενός και της Τράπεζας αφετέρου, σύμφωνα με τους όρους του συνήθους ISDA Master Agreement 2002, η οποία θα αναφέρεται αποκλειστικά σε Δολλ.άρια ΗΠΑ, διάρκειας έως πέντε (5) ετών, με υποχρεωτική λήξη το αργότερο κατά την τελική ημερομηνία αποπληρωμής του Δανείου προς τον σκοπό της αντιστάθμισης του επιτοκιακού κινδύνου που απορρέει από την παρούσα και για ονομαστικό ποσό όχι μεγαλύτερο από το εκάστοτε υπόλοιπο του Δανείου, όπως θα απομειώνεται σύμφωνα με το αντίστοιχο πρόγραμμα αποπληρωμής.

«Συμμετέχον Κράτος Μέλος» σημαίνει οποιοδήποτε κράτος μέλος της Ευρωπαϊκής Ένωσης του οποίου το νόμιμο νόμισμα είναι το ευρώ σύμφωνα με την ενωσιακή νομοθεσία για την Οικονομική και Νομισματική Ένωση

«Συναλλαγή» έχει την έννοια που της αποδίδεται στην Σύμβαση ISDA.

«Σχέση Εξασφαλίσεων/Οφειλών» σημαίνει την σχέση μεταξύ (α) του αθροίσματος της Εμπορικής Αξίας των Πλοίων ελευθέρων ναυλώσεων και βαρών αμέσως διατιθεμένων προς πώληση και παράδοση έναντι πληρωμής τοις μετρητοίς προς (β) την Εγγυημένη Οφειλή πλέον την Αποτίμηση του Πιστωτικού Ισοδυνάμου.

«Σχετική Αγορά» (Releνant Market) σημαίνει την αγορά δανεισμού μετρητών για μία ημέρα με εξασφάλιση χρεώγραφα του Αμερικανικού Δημοσίου .

«Σχετική Δικαιοδοσία» σημαίνει:

(α) τον Πειραιά,

(β)το κράτος σύστασης οποιουδήποτε Υποχρέου,

(γ) το κράτος στο οποίο οποιοσδήποτε Υπόχρεος έχει την κεντρική του διοίκηση και απ' όπου ασκείται ή ασκείτο μέχρι πρότινος ο έλεγχος,

(δ) το κράτος στο οποίο το γενικό καθαρό εισόδημα του Υποχρέου υπόκειται σε εταιρικό φόρο, φόρο εισοδήματος ή οποιονδήποτε σχετικό φόρο,

(ε) το κράτος στο οποίο βρίσκονται σημαντικής αξίας περιουσιακά στοιχεία του Υποχρέου (εξαιρουμένων χρεωγράφων που έχουν εκδοθεί ή δανείων που έχουν ληφθει από σχετιζόμενες εταιρείες) στο οποίο ο Υπόχρεος τηρεί μόνιμη επιχειρηματική εγκατάσταση ή στο οποίο μια Εξασφάλιση που παρέχει ο Υπόχρεος πρέπει να καταχωρισθεί προκειμένου να αποκτήσει εγκυρότητα ή προτεραιότητα και

(στ) το κράτος τα δικαστήρια του οποίου έχουν δικαιοδοσία να λύσουν, θέσουν υπό ειδική διαχείριση ή να προβούν σε σχετικές πράξεις σε σχέση με τον Υπόχρεο ή τα οποια θα είχαν τέτοια δικαιοδοσία αν είχε ζητηθεί η συνδρομή τους από τα δικαστήρια κράτους αναφερόμενου στις περιπτώσεις (β) και (γ) ανωτέρω.

«Σχετική Εποπτεύουσα Αρχή» σημαίνει οποιαδήποτε αρμόδια κεντρική τράπεζα, ρυθμιστική ή άλλη εποπτεύουσα αρχή ή ομάδα αυτών ή οποιαδήποτε ομάδα εργασίας ή επιτροπή που έχει συσταθεί ή τελεί υπό την αιγίδα ή προεδρία οποιουδήποτε εκ των ανωτέρω ή του Συμβουλίου Χρηματοπιστωτικής Σταθερότητας.

«Σχετικό Έγγραφο» σημαίνει:

(α) οποιοδήποτε Έγγραφο Χρηματοδότησης,

(β) οποιοδήποτε ασφαλιστήριο συμβόλαιο ή σύμβαση ασφάλισης που προβλέπεται ή αναφέρεται στο άρθρο 12 ή σε οποιοδήποτε άλλο άρθρο της παρούσας ή οποιουδήποτε Εγγράφου Χρηματοδότησης,

(γ) οποιοδήποτε άλλο έγγραφο προβλέπεται ή αναφέρεται σε οποιοδήποτε Έγγραφο Χρηματοδότησης,

(δ) οποιοδήποτε έγγραφο έχει ήδη σταλεί ή αποστέλλεται καθ' οιονδήποτε χρόνο στην Τράπεζα σύμφωνα ή σχετικά με οποιοδήποτε Έγγραφο Χρηματοδότησης ή ασφαλιστήριο, σύμβαση ή έγγραφο εμπίπτον στις περιπτώσεις (β) ή (γ) ανωτέρω.

«Σχετικό Ζήτημα» σημαίνει:

(α) οποιαδήποτε συναλλαγή ή ζήτημα προβλέπεται σε ή απορρέει από ένα Σχετικό Έγγραφο,

(β) οποιαδήποτε δήλωση σχετικά με ένα Σχετικό Έγγραφο ή με μία συναλλαγή ή με ζήτημα που εμπίπτει στην περίπτωση (α),

και καλύπτει οποιαδήποτε τέτοια συναλλαγή, ζήτημα ή δήλωση που έχει συναφθεί, απορρέει ή έχει πραγματοποιηθεί καθ' οιονδήποτε χρόνο πριν ή μετά την υπογραφή της παρούσας.

«Σχετικό Πρόσωπο» έχει την έννοια που του αποδίδεται στο άρθρο 18.7.

«Τράπεζα» σημαίνει:

(α) την Εθνική Τράπεζα της Ελλάδος Α.Ε., που εδρεύει στην Αθήνα (οδός Αιόλου, αριθμ. 86) ενεργούσα εν προκειμένω μέσω του Ναυτιλιακού Καταστήματός της στον Πειραιά (οδός Μπουμπουλίνας , αριθμ.2) ή μέσω οποιουδήποτε άλλου υποκαταστήματός της κατόπιν σχετικής αιτησης της Δανειζόμενης και αποδοχής αυτής από την Τράπεζα), και τους καθολικούς ή ειδικούς διαδόχους της,

(β) οποιονδήποτε άμεσο ή έμμεσο εκδοχέα της ως άνω τράπεζας ή διαδόχου αυτής,

(γ) οποιονδήποτε άμεσο ή έμμεσο διάδοχο του εκδοχέα που αναφέρεται ανωτέρω υπό (β).

«Τριμερής Σύμβαση» σημαίνει την εκχώρηση (μεταξύ άλλων} των Ασφαλίσεων του Πλοίου ό"ταν αυτό τυγχάνει ναυλωμένο δυνάμει σύμβασης ναυλώσεως γυμνού σκάφους (Bareboat Charter) για οποιαδήποτε περίοδο {και όλων των τυχόν εγγυήσεων που έχουν δοθεί προς εξασφάλιση της εν λόγω ναυλώσεως) που υπογράφεται μεταξύ της κυρίας του Πλοίου, του ναυλωτή γυμνού σκάφους και της Τράπεζας, κατά τύπο και ουσία αποδεκτή από την Τράπεζα.

«Υποθήκη Πλοίου/Υποθήκη» σημαίνει την πρώτη προτιμώμενη υποθήκ η επί εκάστου Πλοίου σε εξασφάλιση των απαιτήσεων της Τράπεζας από την παρούσα σύμβαση δανείου για ποσό ίσο με το ποσό του Δανείου πλέον τόκων και εξόδων πλέον του Πιστωτικού Ισοδυνάμου, ή, αν το δίκαιο της σημαίας του Πλοίου το απαιτεί, για ποσό ίσο με το 130% του αθροίσματος του ποσού του Δανείου και του Πιστωτικού Ισοδυνάμου και τη τυχόν σχετική μ' αυτή σύμβαση όρων υποθήκης (Deed of Coνenants).

«Υπόχρεοι» σημαίνει τα μέρη που έχουν συμβληθεί στα Έγγραφα Χρηματοδότησης, εξαιρουμένης της Τράπεζας και «Υπόχρεος» σημαίνει οποιοδήποτε από αυτά τα μέρη.

«Υποχρεωτικές Δαπάνες» έχει το νόημα που αποδίδεται στον όρο στο άρθρο 20.6 της παρούσας

«Υφιστάμενη Σύμβαση Δανείου» σημαίνει την υπ' αριθ. 1 967005768/30.9.2021 σύμβαση δανείου μεταξύ της Τράπεζας αφενός ως δανείστριας και των Δανειζομένων αφετέρου ως συνδανειζομένων ευθυνομένων από κοινού και εις ολόκληρον.

«Υφιστάμενο Δάνειο» σημαίνει το εκάστοτε οφειλόμενο από τις Δανειζόμενες ποσό κεφαλαίου που απορρέει από την Υφιστάμενη Σύμβαση Δανείου.

«Φορολογικός Υπόχρεος ΗΠΑ» σημαίνει

(α) τον υπόχρεο που είναι φορολογικός κάτοικος των ΗΠΑ ή

(β) τον υπόχρεο του οποίου ορισμένες από τις πληρωμές στις οποίες οφείλει να προβεί κατά τα προβλεπόμενα στα Έγγραφα Χρηματοδότησης προέρχονται από πηγές εντός των ΗΠΑ σύμφωνα με την Ομοσπονδιακή Φορολογία Εισοδήματος των ΗΠΑ.

"CRD ΙV" σημαίνει:

(α) τον Κανονισμό (ΕΕ) 575/2013 του Ευρωπαϊκού Κοινοβουλίου και του Συμβουλίου της 26ης Ιουνίου 2013 σχετικά με τις απαιτήσεις προληπτικής εποπτείας για πιστωτικά ιδρύματα και επιχειρήσεις επενδύσεων, ως εκάστοτε ισχύει

(β) τον Ν. 4261/2014 με τον οποίον ενσωματώθηκε στην ελληνική έννομη τάξη η Οδηγία 2013/36/ΕΕ του Ευρωπαϊκού Κοινοβουλίου και του Συμβουλίου της 26ης Ιουνίου 2013 περί της πρόσβασης στην δραστηριότητα των πιστωτικών ιδρυμάτων και προληπτική εποπτεία πιστωτικών ιδρυμάτων και επιχειρήσεων, ως εκάστοτε ισχύει και

(γ) οποιονδήποτε άλλο νόμο ή εφαρμοστική της Βασιλείας ΙΙΙ πράξη

«FATCA" σημαίνει:

(α) τα κεφάλαια {sections) 1471 έως 1474 του Κώδικα ΗΠΑ ή οποιουσδήποτε σχετικούς κανονισμούς ή άλλη επίσημη κατευθυντήρια γραμμή,

(β) τον Ν. 4493/2017 με τον οποίο κυρώθηκε το από 19/1/2017 Μνημόνιο Συνεννόησης και η Συμφωνία μεταξύ της Κυβέρνησης της Ελληνικής Δημοκρατίας και της Κυβέρνησης των Ηνωμένων Πολιτειών της Αμερικ ής για την βελτίωση της διεθνούς φορολογικής συμμόρφωσης και την εφαρμογή του νόμου περί Φορολογικής Συμμόρφωσης Λογαριασμών της Αλλοδαπής (νόμος FATCA) όπως προς τον παρόν ισχύει και όπως αυτός τυχόν τροποποιηθεί στον μέλλον καθώς και τις αποφάσεις της αρμόδιας αρχής αναφορικά προς την εφαρμογή του (ενδεικτικά: Απόφαση ΑΑΔΕ αριθμ ΠΟΛ 1094/2018) όπως προς το παρόν ισχύουν και όπως τυχόν τροποποιηθούν στο μέλλον,

(γ) οποιαδήποτε συνθήκη, νόμο, κανονισμό ή άλλη επίσημη κατευθυντήρια γραμμή που ισχύει σε οποιαδήποτε άλλη δικαιοδοσία ή σχετίζεται με οποιαδήποτε διακυβερνητική συμφωνία των ΗΠΑ και οποιασδήποτε άλλης δικαιοδοσίας η οποία (σε οποιαδήποτε εκ των δύο ανωτέρω αναφερομένων περιπτώσεων) διευκολύνει την εφαρμογή της παραγράφου (α) ανωτέρω,

(δ) οποιαδήποτε συμφωνία κατ' εφαρμογή των αναφερομένων στις παραγράφους (α) και (γ) ανωτέρω με την Αρχή Φορολογίας Εισοδήματος των Ηνωμένων Πολιτειών Αμερικής, την κυβέρνηση των Ηνωμένων Πολιτειών Αμερικής ή οποιαδήποτε άλλη κρατική ή φορολογική αρχή σε οποιαδήποτε άλλη δικαιοδοσία.

«ISSC» σημαίνει ένα έγκυρο και εν ισχύ Διεθνές Πιστοποιητικό Ασφάλειας Πλοίου που εκδίδεται σύμφωνα με τον Κώδικα ΙSPS.

1.2. Ερμηνεία όρων χρησιμοποιούμενων στην παρούσα

Στην παρούσα σύμβαση :

(α) Ο όρος «εγκεκριμένοι» σημαίνει εγκεκριμένοι εγγράφως από την Τράπεζα.

(β) Στον όρο «περιουσιακό στοιχείο» περιλαμβάνεται οποιουδήποτε είδους περιουσιακό στοιχείο, ακίνητο, δικαίωμα, απαίτηση ή έννομο συμφέρον συμπεριλαμβανομένων υφισταμένων ή μελλοντικών ή υπό αίρεση δικαιωμάτων σε εισόδημα ή άλλη πληρωμή.

(γ) Ο όρος «εταψεία» περιλαμβάνει οποιαδήποτε σύμπραξη, κοινοπραξία ή ένωση προσώπων άνευ νομικής προσωπικότητας.

(δ) Ο όρος «συναίνεση>) περιλαμβάνει την εξουσιοδότηση, συναίνεση, έγκριση, απόφαση, άδεια, εξαίρεση, καταχώριση και εγγραφή.

(ε) Ο όρος «πιθανή οφειλή» σημαίνει μία οφειλή που δεν είναι βέβαιο ότι θα γεννηθεί και/ή το ποσό της παραμένει άγνωστο.

(στ) Ο όρος «έγγραφο)> περιλαμβάνει τα συμβολαιογραφικά έγγραφα, τις επιστολές, τα φαξ και τα μηνύματα ηλεκτρονικού ταχυδρομείου .

(ζ) Ο όρος «καθ' υπέρβασιν κίνδυνοι» σε σχέση με το Πλοίο, σημαίνει την αναλογία των απαιτήσεων για γενική αβαρία, διάσωση και έξοδα διάσωσης που δεν καλύπτονται από την ασφάλιση κύτους και μηχανών του Πλοίου εξαιτίας του γεγονότος ότι η αξία ασφαλίσεώς του υπολείπεται της αξίας που εκτιμάται ότι έχει το Πλοίο για τους σκοπούς των ως άνω απαιτήσεων.

( η) Ο όρος «έξοδα» περιλαμβάνει κάθε είδους έξοδο, επιβάρυνση ή δαπάνη (συμπεριλαμβανομένων όλων των νομικών εξόδων, επιβαρύνσεων και δαπανών) μετά ΦΠΑ ή άλλου φόρου.

(θ) Ο όρος «νόμος» περιλαμβάνει και την κατ' εξουσιοδότηση νομοθεσία, οποιοδήποτε διάταγμα ή συνθήκη ή διεθνή σύμβαση και οποιονδήποτε κανονισμό ή απόφαση του Συμβουλίου της Ευρωπαϊκής Ένωσης, των Ηνωμένων Εθνών ή του Συμβουλίου Ασφαλείας των Ηνωμένων Εθνών και οποιαδήποτε κωδικοποίηση, τροποποίηση ή αντικατάσταση των ως άνω.

(ι) Ο όρος «νομική ή διοικητική ενέργεια» σημαίνει οποιαδήποτε νομική διαδικασία ή διαιτησία και οποιαδήποτε διοικητική ή κανονιστική ενέργεια ή έρευνα.

( ια) Ο όρος «οφειλή>) περιλαμβάνει οποιοδήποτε χρέος ή οφειλή (υφιστάμενη ή μέλλουσα, βεβαία ή υπό αίρεση) κύρια ή παρεπόμενη

( ιβ) Ο όρος «μήνες» θα ερμηνεύεται σύμφωνα με το άρθρο 1.3. της παρούσας .

(ιγ) Ο όρος «υποχρεωτικές ασφαλίσεις» σε σχέση με το Πλοίο σημαίνει όλες τις ασφαλίσεις που υνάπτονται ή τις οποίες η πλοιοκτήτρια εταιρεία οφείλει να συνάψει σύμφωνα με το άρθρο 12 '-της παρούσας ή         οποιοδήποτε άλλο άρθρο της παρούσας ή οποιουδήποτε άλλου Εγγράφου Χρηματοδότησης.

(ιδ) Ο όρος «μητρική εταιρεία» έχει το νόημα που του αποδίδεται στο άρθρο 1.4 της παρούσας.

( ιε) Ο όρος «πρόσωπο» περιλαμβάνει οποιαδήποτε εταιρεία, κράτος ή κρατική αρχή, τοπικ ή ή δημοτική αρχή καθώς επίσης και οποιονδήποτε διεθνή οργανισμό.

(ιστ) Ο όρος «ασφαλιστήριο συμβόλαιο» σε σχέση με οποιαδήποτε ασφάλιση, περιλαμβάνει την απόδειξη ασφαλίσεως, το σημείωμα καλύψεων, το πιστοποιητικό εισδοχής ή οποιοδήποτε άλλο έγγραφο αποδεικνύει την σύμβαση ασφάλισης ή τους όρους αυτής.

(ιζ) Ο όρος «κίνδυνοι προστασίας και αποζημιώσεως>> σημαίνει τους συνήθεις κινδύνους που καλύπτονται από μία ένωση.προστασίας και αποζημιώσεως (μέλος του ιnternational Group of Ρ&Ι Associations) περιλαμβανομένων κινδύνων ρύπανσης και την τυχόν αναλογία των πληρωτέων ποσών σε οποιοδήποτε άλλο πρόσωπο σε περίπτωση σύγκρουσης που δεν αποζημιώνονται από τις ασφαλίσεις κύτους και μηχανημάτων εξαιτίας της ενσωμάτωσης στις τελευταίες του όρου 6 των Διεθνών Ρητρών Κύτους (lnternational Hull Clauses (01/11/03) του όρου 1των ρητρών lnstitute Time Clauses (Hul1s) (1/10/83) ή του όρου 8 των ρητρών lnstitute Time Clauses (Hulls) (1/11/1995) ή της Ρήτρας lnstitute Amended Running Down Clause (1/10/71) ή οποιασδήποτε αντίστοιχης ρήτρας του Νορβηγικού Σχεδίου Θαλάσσιας Ασφάλισης (Norwegian Marίne lnsurance Plan) ή οποιασδήποτε άλλης ανάλογης διάταξης.

(ιη) Ο όρος «κανονισμός» περιλαμβάνει οποιονδήποτε κανονισμό, κανόνα, επίσημη οδηγία, αίτημα ή εγχειρίδιο είτε έχει την ισχύ νόμου είτε η συμμόρφωση με αυτόν είναι εύλογη κατά την συνήθη πορεία των εργασιών του ενδιαφερόμενου προσώπου οποιουδήποτε κυβερνητικού, διακυβερνητικού ή υπερεθνικού σώματος, υπηρεσίας, τμήματος ή κανονιστικής ή οποιασδήποτε άλλης αρχής ή οργανισμού.

(ιθ) Ο όρος «θυγατρική» έχει το νόημα που του αποδίδεται στο άρθρο 1.4 της παρούσας.

(κ) Ο όρος «διάδοχος» περιλαμβάνει οποιοδήποτε πρόσωπο αποκτά (λόγω εκχώρησης, ανανέωσης, συγχώνευσης ή άλλως) τα δικαιώματα οποιουδήποτε άλλου προσώπου που απορρέουν από την παρούσα ή από οποιοδήποτε από τα Έγγραφα Χρηματοδότησης (ή οποιοδήποτε συμφέρον από τα ως άνω δικαιώματα) ή οποιοδήποτε πρόσωπο δικαιούται να ασκεί τα δικαιώματα αυτά υπό την ιδιότητά του ως διαχειριστής, εκκαθαριστής ή άλλως και συγκεκριμένα αναφορές σε διάδοχο περιλαμβάνουν το πρόσωπο στο οποίο μεταβιβάζονται τα εν λόγω δικαιώματα (ή οποιοδήποτε συμφέρον από αυτά) λόγω συγχώνευσης, διάσπασης ή αναδιάρθρωσης αυτού ή οποιουδήποτε άλλου προσώπου.

(κα) Ο όρος «φόρος» περιλαμβάνει και μελλοντικούς φόρους, δικαιώματα, επιβαρύνσεις ή χρεώσεις οποιουδήποτε είδους επιβάλλονται από οποιοδήποτε κράτος, κρατική αρχή ή τοπική ή δημοτική αρχή (περιλαμβανομένων και τυχόν τέτοιων που επιβάλλονται σε σχέση με συναλλαγματικούς ελέγχους) και οποιοδήποτε συνδεόμενο πρόστιμο, προσαύξηση, τόκο ή ποινική ρήτρα και

( κβ) Ο όρος «κίνδυνοι πολέμου» περιλαμβάνει τον κίνδυνο από νάρκες και όλους τους κινδύνους που εξαιρούνται από τα ασφαλιστήρια κύτους και μηχανημάτων.

1.3. Έννοια «μηνός»: Ο «μήνας» έχει την έννοια που του αποδίδεται στο άρθρο 243ΑΚ και ο όρος

«μηνιαίως» θα ερμηνεύεται αντιστοίχως.

Συμφωνείται περαιτέρω ότι: (α) Αν μία Περίοδος Εκτοκισμού αρχίσει την τελευταία Εργάσιμη Ημέρα ενός ημερολογιακού μήνα, η εν λόγω Περίοδος Εκτοκισμού θα λήξει την τελευταία Εργάσιμη Ημέρα του ημερολογιακού μήνα λήξης της συγκεκριμένης Περιόδου Εκτοκισμού.

1.4. Έννοια «Κανόνων Προσδιορισμού Εργάσιμης Ημέρας»: (α) Αν μία διάρκεια περιόδου ορίζεται ως περLοδος «μηνός» ή ενός αριθμού «μηνών», τότε ως προς τον τελευταίο «μήνα της εν λόγω περιόδου ισχύουν τα ακόλουθα: (i) υπό την επιφύλαξη των αναφερομένων στην υποπαράγραφο (ίίί ) κατωτέρω, αν η αριθμητικώς αντίστοιχη ημέρα δεν είναι Εργάσιμη Ημέρα, η εν λόγω περίοδος θα λήξει την επόμενη Εργάσιμη Ημέρα του ίδιου ημερολογιακού μήνα (αν υπάρχει τέτοια ημέρα), άλλως θα λήξει την αμέσως προηγούμενη Εργάσιμη Ημέρα, (ii) Αν δεν υπάρχει αριθμητικώς αντίστοιχη ημέρα στον ημερολογιακό μήνα λήξης της περιόδου, η εν λόγω περίοδος θα λήξει την τελευταία Εργάσιμη Ημέρα του μήνα λήξης (iίί) Αν μία Περίοδος Εκτοκισμού αρχίσει την τελευταία Εργάσιμη Ημέρα ενός ημερολογιακού μήνα, η εν λόγω ΠερLοδος Εκτοκισμού θα λήξει την τελευταία Εργάσιμη Ημέρα του ημερολογιακού μήνα λήξης αυτής. (β) Αν μία Περίοδος Εκτοκισμού πρόκειται να λήξει σε μη Εργάσιμη Ημέρα, η Περίοδος Εκτοκισμού αυτή θα λήξει την επόμενη Εργάσιμη Ημέρα του ίδιου ημερολογιακού μήνα (εφόσον υπάρχει) ή την προηγούμενη Εργάσιμη Ημέρα (αν εντός του ίδιου ημερολογιακού μήνα δεν υπάρχει άλλη Εργάσιμη Ημέρα.

1.5.Έννοια «θυγατρικής»: Μία εταφεία (Θ) είναι θυγατρική μίας μητρικής εταφείας ( Μ) αν:

(α) η πλειοψηφία των εκδοθεισών μετοχών της Θ (ή η πλειοψηφία των εκδοθεισών μετοχών στην Θ που φέρουν απεριόριστα δικαιώματα στην διανομή κεφαλαίου και εισοδήματος) ανήκουν ευθέως στην Μ ή εμμέσως δύνανται να αποδοθούν στην Μ ή

(β) η Μ έχει άμεσο ή έμμεσο έλεγχο της πλειοφ ηφίας των δικαιωμάτων φήφου που έχουν ενσωματωθεί στις εκδοθείσες μετοχές της Θ ή

(γ) η Μ έχει την άμεση ή έμμεση εξουσία να διορίζει και να παύει την πλειονότητα των διευθυντών της Θ ή

(δ) η Μ άλλως έχει την άμεση ή έμμεση εξουσία να διασφαλίζει ότι οι δραστηριότητες της Θ διεξάγονται σύμφωνα με τις επιθυμίες της Μ

και οποιαδήποτε εταψεία της οποίας η Θ είναι θυγατρική, θεωρείται μητρική εταιρεία της Θ.

1.6.         Γενικοί ερμηνευτικοί κανόνες

(α) Στην παρούσα :

1. αναφορές σε ένα Έγγραφο Χρηματοδότησης ή σε οποιοδήποτε άλλο έγγραφο ή σε άρθρο αυτών νοούνται ως αναφορές στο εν λόγω έγγραφο ή άρθρο όπως έχει τυχόν τροποποιηθεί, συμπληρωθεί είτε προ της ημερομηνίας υπογραφής της παρούσας είτε μετά από αυτήν,

2.    . αναφορές σε οποιονδήποτε νόμο περιλαμβάνουν οποιαδήποτε τροποποίηση , παράταση ή αντικατάσταση αυτού είτε προ της ημερομηνίας υπογραφής της παρούσας είτε μετά από αυτήν και

3.	λέξεις στον ενικό αριθμό περιλαμβάνουν και τον πληθυντικό αριθμό και αντιστρόφως.

(β) Τα άρθρα 1.1 έως 1.4 και η παράγραφος (α) του παρόντος άρθρου 1.5 εφαρμόζονται εκτός αν προκύπτει εγγράφως αντίθετη βούληση.

(γ) Αναφορές στο άρθρο 1.1 σε ένα έγγραφο κατά το σχέδιο ενός συγκεκριμένου Παραρτήματος περιλαμβάνει και αναφορές σε τυχόν τροποποιήσεις του εν λόγω σχεδίου στις οποίες έχει συμφωνήσει ή έχει απαιτήσει η Τράπεζα.

(δ) Οι τίτλοι των άρθρων δεν επηρεάζουν την ερμηνεία της παρούσας.

1.7. Γεγονός Υπερημερίας. Ένα Γεγονός Υπερημερίας ή ένα Πιθανό Γεγονός Υπερημερίας θεωρείται ότι

«συνεχίζεται» αν δεν έχει λάβει χώρα η δέουσα επανόρθωση ή θεραπεία του ή αν δεν έχει συναινέσει εγγράφως η Τράπεζα στην συνέχισή του.

2. ΔΑΝΕΙΟ

2.1. Ποσό Δανείου.

Συμφωνείται η χορήγηση από την Τράπεζα στη Δανειζόμενη δανείου μέχρι του ποσού των Δολαρίων δέκα οκτώ εκατομμυρίων ( USD 18.000.000) (το «Δάνειο», με τον οποίο όρο νοείται κάθε ποσό εκ κεφαλαίου, που εκάστοτε οφείλεται προς την Τράπεζα, σύμφωνα με τους όρους της παρούσας), εκ των ιδίων διαθεσίμων της Τράπεζας σε ελεύθερο συνάλλαγμα, το οποίο θα χορηγηθεί δια της Εκταμίευσης, κατά τα υπό στο άρθρο 3 οριζόμενα, και θα εξοφληθεί κατά τα υπό άρθρο 7 οριζόμενα.

Το Δάνειο χορηγείται, κατά τις διατάξεις της υπ' αριθμόν 187/1/19.10.1978 αποφάσεως της Υποεπιτροπής Πιστώσεων της Νομισματικής Επιτροπής «περί τραπεζικών εργασιών σε ελεύθερο συνάλλαγμα μετά Ναυτιλιακών Επιχεφήσεων», που κυρώθηκε με την υπ' αριθμόν 142/13/20.11.1978 πράξη του Υπουργικού Συμβουλίου και δημοσιεύθηκε στο ΦΕΚ (τεύχος Α) 195/20.11.1978.

2.1Α Καθορισμένεc; Συναλλαyέc; σύμφωνα με την Σύμβαση ISDA. (ί) Καθ' οιονδήποτε χρόνο εντός της Περιόδου Εξασφάλισης, οι Δανειζόμενες δύνανται να αιτηθούν προς την Τράπεζα την διενέργεια Καθορισμένων Συναλλαγών προς τον σκοπό της αντιστάθμισης του επιτοκιακού κινδύνου που διατρέχουν ως προς τον τόκο που οφείλουν να καταβάλλουν όπως ορίζεται κατωτέρω στο άρθρο 5 της παρούσας.(ίί) Η Σύμβαση ISDA θα αναφέρεται αποκλειστικά σε Δολλάρια ΗΠΑ, για ποσό ίσο με το εκάστοτε υπόλοιπο του Δανείου, όπως θα απομειώνεται με το αντίστοιχο πρόγραμμα αποπληρωμής, διάρκειας αντίστοιχης με τη διάρκεια του Δανείου με υποχρεωτική λήξη το αργότερο κατά την τελική ημερομηνία αποπληρωμής του Δανείου προς τον σκοπό της αντιστάθμισης του επιτοκιακού κινδύνου που απορρέει από την παρούσα.

2.2. Σκοπός Δανείου. Το Δάνειο χορηγείται στις Δανειζόμενες με σκοπό (Α) την πλήρη αναχρηματοδότηση των υποχρεώσεων εκ κεφαλαίου που απορρέουν από το Υφιστάμενο Δάνειο που σήμερα ανέρχονται στο ποσό των Δολλ. ΗΠΑ δώδεκα εκατομμυρίων οκτακοσίων χιλιάδων (USD 12,800,000 και (Β) την παροχή ρευστότητας στον Όμιλο.

Οι Δανειζόμενες θα διαθέσουν από ίδια διαθέσιμα κάθε ποσό (πέραν του ποσού του Δανείου), που απαιτείται για την πλήρη και ολοσχερή εξόφληση όλων των οφειλών εκ του Υφισταμένου Δανείου.

3.ΕΚΤΑΜΙΕΥΣΗ

3.1Αίτημα εκταμίευσης. Οι Δανειζόμενες δύνανται να αιτηθούν την Εκταμίευση υπό την προϋπόθεση (α) ότι η Τράπεζα θα έχει λάβει μία πλήρως συμπληρωμένη Δήλωση Εκταμίευσης το αργότερο μέχρι τις 11.00 π.μ. (ώρα Ελλάδος) δύο (2) Εργάσιμες Ημέρες πριν την επιθυμητή Ημερομηνία Εκταμίευσης η οποία θα πρέπει να είναι επίσης Εργάσιμη Ημέρα εντός της Περιόδου Διαθεσιμότητας και (β) ότι θα πληρούνται οι προϋποθέσεις που αναφέρονται στην κατωτέρω παράγραφο 3.2.

3.2 Προϋποθέσεις Εκταμίευσης.

Η Τράπεζα θα χορηγήσει στις Δανειζόμενες την Εκταμίευση σύμφωνα με τους όρους της παρούσας την Ημερομηνία Εκταμίευσης, η δε κατάθεση του ποσού της Εκταμίευσης θα γίνει στον λογαριασμό που οι Δανειζόμενες θα έχουν ορίσει στην Δήλωση Εκταμίευσης. Η Τράπεζα υποχρεούται να καταβάλει το ποσό της Εκταμίευσης μόνον εφόσον, κατά την εύλογη κρίση της, συντρέχουν οι προβλεπόμενες στην παρούσα θετικές προϋποθέσεις, δεν έχει λάβει χώρα παράβαση οιουδήποτε όρου της παρούσας και οι Δανειζόμενες και οι Εγγυητές έχουν προσκομίσει όλες τις απαραίτητες βεβαιώσεις, που αποδεικνύουν τη συνδρομή των θετικών και/ή την ανυπαρξία των αρνητικών προϋποθέσεων χορήγησης του Δανείου καθώς και τη νόμιμη παροχή και καταχώριση, όπου απαιτείται, των Εξασφαλίσεων.

3.3.Η Δήλωση Εκταμίευσης είναι ανέκκλητη. Οποιαδήποτε Δήλωση Εκταμίευσης άπαξ και δοθεί στην Τράπεζα είναι ανέκκλητη εκτός αν εγγράφως η Τράπεζα συναινέσει άλλως.

3. 4. Ένταλμα Ανάληψης. Για την ανάληψη του ποσού της Εκταμίευσης θα συντάσσονται πράξεις ανάληψης ή εντάλματα πληρωμής, από οποιοδήποτε των οποίων εγγράφων και μόνο θα αποδεικνύεται η τοιαύτη εκταμίευση.

3.5. Κεφαλαιακοί Περιορισμοί. Η Τράπεζα δεν έχει υποχρέωση να χορηγήσει την Εκταμίευση ή οποιοδήποτε μέρος αυτής αν η χορήγησή της παραβαίνει οποιονδήποτε ισχύοντα, κατ1 εκείνον τον χρόνο, νόμο.

4.ΤΟΚΟΣ

4.1         Υπολονισμός τόκου

(1)Το     επιτόκιο μίας Περιόδου Εκτοκισμού είναι το ποσοστό κατ' έτος που προκύπτει από την πρόσθεση (α) του Περιθωρίου και (β) του Επιτοκίου Αναφοράς.

(2)Αν     οποιαδήποτε ημέρα μίας Περιόδου Εκτοκισμού δεν είναι Εργάσιμη Ημέρα ΕΜ Κ, για την συγκεκριμένη ημέρα θα εφαρμοστεί το επιτόκιο της αμέσως προηγούμενης Εργάσιμης Ημέρας ΕΜΚ.

4.2. Καταβολή συμβατικού τόκου. Υπό την επιφύλαξη των διαλαμβανομένων στο άρθρο 4.1 και των υπολοίπων όρων της παρούσας, ο τόκος σε σχέση με εκάστη Περίοδο Εκτοκισμού θα καταβάλλεται από τις Δανειζόμενες την τελευταία ημέρα της εν λόγω Περιόδου Εκτοκισμού ή κατά την ημερομηνία πληρωμής εκάστης των δόσεων αποπληρωμής του Δανείου, οποιαδήποτε από τις ως άνω ημερομηνίες επέλθει νωρίτερα.

5.	ΠΕΡΙΟΔΟΙ ΕΚΤΟΚΙΣΜΟΥ

5.1.         Έναρξη Περιόδων Εκτοκισμού.

(α) Η έναρξη της πρώτης Περιόδου Εκτοκισμού αρχίζει την Ημερομηνία Εκταμίευσης και κάθε επόμενη Περίοδος Εκτοκισμού θα αρχίζει την ημερομηνία λήξης της προηγούμενης Περιόδου Εκτοκισμού.

(β) Κάθε δήλωση επιλογής διάρκειας της επόμενης Περιόδου Εκτοκισμού θα πρέπει να λαμβάνεται από την Τράπεζα το αργότερο δύο (2) Εργάσιμες Ημέρες πριν την έναρξη της εν λόγω Περιόδου Εκτοκισμού.

(γ) Καμία Περίοδος Εκτοκισμού δεν θα εκτείνεται πέραν της τελικής Ημερομηνίας Αποπληρωμής του Δανείου.

5.2. Διάρκεια κανονικών Περιόδων Εκτοκισμού.

Κάθε Περίοδος Εκτοκισμού ΕΜΚ Μελλοντικής Ισχύος (Term SOFR) θα είναι διάρκειας (α) ενός (1) μηνός ή τριών (3) μηνών, κατ1 επιλογήν των Δανειζόμενων και μετ1 αποδοχήν της Τράπεζας ή (β) τριών (3) μηνών, αν οι Δανειζόμενες δεν ειδοποιήσουν την Τράπεζα για την διάρκεια της Περιόδου Εκτοκισμού που επιθυμούν κατά τα προβλεπόμενα στην παράγραφο 5.l(β) ανωτέρω.

5.3.Για το Δάνειο εφαρμόζεται μία Περίοδος Εκτοκισμού τη φορά.

5.4.1 Μη Ερyάσιμες Ημέρες

(α) Αν μία Περίοδος Εκτοκισμού λήγει σε ημέρα που δεν είναι Εργάσιμη, αυτή η Περίοδος Εκτοκισμού θα λήξει την επόμενη Εργάσιμη Ημέρα του ίδιου ημερολογιακού μήνα (αν υπάρχει). Αν δεν υπάρχει επόμενη Εργάσιμη Ημέρα στον ίδιο ημερολογιακό μήνα, η Περίοδος Εκτοκισμού θα λήξει την προηγούμενη της ημερομηνίας λήξεως Εργάσιμη Ημέρα.

(β) Οι Κανόνες Προσδιορισμού Εργάσιμης Ημέρας θα εφαρμόζονται σε κάθε Περίοδο Εκτοκισμού.

5.4.2. Ειδοποιήσεις. (α) Η Τράπεζα θα ειδοποιεί εγκαίρως τις Δανειζόμενες αναφορικά προς τον προσδιορισμό ΕΜ Κ Μελλοντικής Ισχύος.

(β) Όταν είναι δυνατός ο καθορισμός του συνολικού ποσού τόκου που οφείλεται, η Τράπεζα θα ειδοποιεί εγκαίρως τις Δανειζόμενες αναφορικά προς (1) το συγκεκριμένο ποσό, (2) κάθε επιτόκιο που θα εφαρμοστεί και (3) στον βαθμό που είναι δυνατόν να καθοριστεί κατ1 εκείνον τον χρόνο, το Επιτόκιο Διατάραξης της Αγοράς (αν υφίσταται) αναφορικά προς το Δάνειο.

Ρητώς συμφωνείται όμως ότι η παρούσα παράγραφος (β) δεν θα εφαρμόζεται σε ποσό τόκου που καθορίζεται σύμφωνα με τα προβλεπόμενα στον όρο 5.4.Α.3.της παρούσας (κόστος διατήρησης)

(γ) Η Τράπεζα θα ειδοποιεί εγκαίρως τις Δανειζόμενες για κάθε Επιτόκιο Χρηματοδότησης αναφορικά προς το Δάνειο ή οποιοδήποτε μέρος αυτού.

(δ) Η Τράnεζα θα ειδοποιεί εγκαίρως τις Δανειζόμενες σχετικά με τον καθορισμό επιτοκίου όταντυγχάνει εφαρμογής το άρθρο 5.4.Α.3. της παρούσας (κόστος διατήρησης)

(ε) Όλες οι ανωτέρω ειδοποιήσεις θα γίνονται από την Τράπεζα σε Εργάσιμη Ημέρα .

5.4..3 Γνωστοποιήσεις των Δανειζομένων προς την Τράπεζα. Οποιαδήποτε γνωστοποίηση προς την Τράπεζα ως προς την επιλογή διάρκειας nεριόδου Εκτοκισμού από οποιαδήποτε εκ των Δανειζομένων δεσμεύει και την άλλη. Επί διαφοροποίησης οποιασδήποτε εκ των Δανειζομένων κατά την άσκηση της ως άνω επιλογής, δεσμευτικ ή για την Τράπεζα τυγχάνει η πρότερον γνωστοποιούμενη στην Τράπεζα. Σε περίπτωση ταυτόχρονης ασκήσεως αντιφατικών επιλογών, η Τράπεζα θα εφαρμόσει αυτοδικαίως τρίμηνες (3μηνες) Περιόδους Εκτοκισμού.

5.4.A ΑΛΛΑΓΕΣ ΣΤΟΝ ΥΠΟΛΟΓΙΣΜΟ ΤΟΥ ΤΟΚΟΥ

5.4.Α.1Υπολογισμός τόκου αν δεν υφίσταται ΕΜΚ Μελλοντικής Ισχύος (Unaνailabllity of Term SOFR)

(1)Επιτόκιο Γραμμικής Παρεμ8ολής {lnterpolated Term SOFR): Εάν δεν είναι διαθέσιμο ΕΜΚ Μελλοντικής Ισχύος για μια nερίοδο Εκτοκισμού, το εφαρμοστέο Επιτόκιο Αναφοράς θα είναι το Επιτόκιο Γραμμικής nαρεμβολής για περίοδο ίση με την Περίοδο Εκτοκισμού, σημειουμένου ότι για Περίοδο Εκτοκισμού μικρότερη του μηνός θα εφαρμόζεται ΕΜΚ Μελλοντικής Ισχύος διάρκειας ενός μηνός.

(2) Ιστορικό ΕΜΚ Μελλοντικής Ισχύος (Historic Term SOFR): Αν δεν είναι διαθέσιμο ένα ΕΜ Κ Μελλοντικής Ισχύος για την Περίοδο Εκτοκισμού και δεν είναι δυνατός ο υπολογισμός του Επιτοκίου Γραμμικής Παρεμβολής, το εφαρμοστέο Επιτόκιο Αναφοράς θα είναι το Ιστορικό ΕΜΚ Μελλοντικής Ισχύος.

(3) Ιστορικό Επιτόκιο Γραμμικής Παρεμ8ολής {lnterpolated Historic Term SOFR): Εάν εφαρμόζεται το υπό

(2) ανωτέρω αλλά δεν είναι διαθέσιμο το Ιστορικό ΕΜΚ Μελλοντικής Ισχύος για την Περίοδο Εκτοκισμού, το εφαρμοστέο Επιτόκιο Αναφοράς θα είναι το Ιστορικό Επιτόκιο Γραμμικής Παρεμβολής για περίοδο ίση με την Περίοδο Εκτοκισμού, υπό τον όρο ότι η εν λόγω Περίοδος Εκτοκισμού είναι διάρκειας άνω του μηνός, άλλως θα εφαρμόζεται το Ιστορικό ΕΜΚ Μελλοντικής Ισχύος διάρκειας ενός μηνός.

(4) Κόστος διατήρησης (Cost ο/ Funds): Εάν εφαρμόζεται το υπό (3) ανωτέρω αλλά δεν είναι δυνατός ο υπολογισμός του Ιστορικού Επιτοκίου Γραμμικής Παρεμβολής, τότε θα εφαρμοστεί το άρθρο 5.4.Α.3 (κόστος διατήρησης) .

5.4.Α.2. Διατάραξη αγοράς (Market Disruption)

Αν πριν τη λήξη των εργασιών στη Ν. Υόρκ η ή το Σικάγο της Ημέρας Καθορισμού για την συγκεκριμένη Περίοδο Εκτοκισμού, η Τράπεζα ενημερώσει τη Δανειζόμενη ότι το κόστος διατήρησης της χρηματοδότησης εκ μέρους της Τράπεζας από οποιαδήποτε πηγή ευλόγως δύναται να επιλέξει θα υπερβαίνει το Επιτόκιο Διατάραξης της Αγοράς, τότε θα εφαρμόζεται το άρθρο 5.4.Α.3. (κόστος διατήρησης) της παρούσας για την συγκεκριμένη nερίοδο Εκτοκισμού.

5.4.Α.3.Κόστος διατήρησης της χρηματοδότησης (Cost of Funds)

(α) Αν υφίστανται οιπροϋποθέσεις για την εφαρμογή του παρόντος άρθρου στο Δάνειο ή σε μία Περίοδο Εκτοκισμού, τότε αποκλείεται η εφαρμογή των προβλεπομένων στο άρθρο 4.1 (Υπολογισμός Τόκου) για την συγκεκριμένη Περίοδο Εκτοκισμού, και το επιτόκιο για τη συγκεκριμένη Περίοδο Εκτοκισμού θα είναι το ποσοστό κατ' έτος που αθροίζεται από (ί) το nεριθώριο και (ίί) το επιτόκιο που η Τράπεζα ενημερώνει τη Δανειζόμενη ότι θα ισχύσει, σημειουμένου ότι η εν λόγω ενημέρωση πρέπει να προέλθει από την Τράπεζα εντός ευλόγου χρονικού διαστήματος και σε κάθε περίπτωση πριν την ημερομηνία που οι (Δαvειζόμεvες οφείλουv vα καταβάλουv τόκο για τηv συγκε κριμένη Περίοδο Εκτοκισμού. Το ως άνω επιτδκιο για το οποίο η Τράπεζα οφείλει vα ενημερώσει τις Δαvειζόμενες, πρέπει να εκφράζει σε ποσοστιαία βάση κατ' έτος το κόστος διατήρησης της χρηματοδότησης εκ μέρους της Τράπεζας.

(β) Σε περίπτωση που το παρόv άρθρο τυγχάvει εφαρμογής, και η Τράπεζα και οι Δαvειζόμενες το επιθυμούν, θα διαπραγματευθούν με καλή πίστη για χρονικό διάστημα που δεν θα υπερβαίνει τις 30 ημέρες, προκειμέvου vα συμφωvήσουv σε μία νέα βάση καθορισμού επιτοκίου που θα αντικαταστήσει τηv προηγούμενη ή τυχόv σε εναλλακτική βάση διατήρησης εκ μέρους της Τράπεζας του Δαvείου.

(γ) Οποιαδήποτε βάση αντικατάστασης ή εναλλακτική βάση συμφωνηθεί, θα είναι δεσμευτικ ή για όλα τα Μέρη.

(δ) Αν το παρόν άρθρο τυγχάνει εφαρμογής εξαιτίας Διατάραξης Αγοράς (όπως προβλέπεται ανωτέρω στο άρθρο 5.4.Α.2) και το Επιτόκιο Χρηματοδότησης είναι μικρότερο του ΕΜΚ Μελλοντικής Ισχύος, το κόστος διατήρησης του Δανείου εκ μέρους της Τράπεζας για την συγκεκριμένη Περίοδο Εκτοκισμού θα είναι (για τους σκοπούς του άρθρου 5.4.Α.3(α)), το ΕΜ Κ Μελλοντικ ής Ισχύος,

5.4.Α.4. Δήλωση προπληρωμής. Αν δεν υπάρξει συμφωνία κατά τις διαπραγματεύσεις που προβλέπονται στον όρο 5.4.Α.3 (β), οι Δανειζόμενες δύνανται να ενημερώσουν την Τράπεζα τουλάχιστον 5 Εργάσιμες Ημέρες ότι θα προπληρώσουν το Δάνειο στο τέλος της κατ' εκείνο τον χρόνο τρέχουσας Περιόδου Εκτοκισμού.

5.4.Α.5 Προπληρωμή. Η ως άνω κατ' άρθρο 5.4.Α.4 δήλωση προπληρωμής είναι ανέκκλητη και την τελευταία Εργάσιμη Ημέρα της Περιόδου Εκτοκισμού που έχει καθοριστεί από την Τράπεζα, οι Δανειζόμενες θα καταβάλουν άνευ οποιασδήποτε επιβάρυνσης ή δαπάνης το Δάνειο με τους επ' αυτού τόκους υπολογισμένους σύμφωνα με το εφαρμοστέο επιτόκιο πλέον του Περιθωρίου και τυχόν Υποχρεωτικών Δαπανών καθώς και κάθε άλλο ποσό που οφείλεται στην Τράπεζα σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

5.4.Α.6 Καταλογισμός προπληρωμής. Τα στο άρθρο 7 προβλεπόμενα ισχύουν και για οποιαδήποτε προπληρωμή πραγματοποιηθεί βάσει του άρθρου 5.4.A.5.

6	. ΤΟΚΟΣ ΥΠΕΡΗΜΕΡΙΑΣ

6.1    .Καταβολή τόκου υπερημερίας επί ληξιπρόθεσμων ποσών. Οι Δανειζόμενες θα καταβάλλουν τόκο σύμφωνα με τα προβλεπόμενα στο παρόν άρθρο 6 επί οποιουδήποτε ποσού οφείλεται από τις Δανειζόμενες σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης και το οποίο η Τράπεζα ή οποιοσδήποτε δικαιούχος δεν εισπράξει κατά την ημερομηνία που αυτό οφείλεται, ήτοι:

(α) την δήλη ημερομηνία που προβλέπεται σε οποιοδήποτε ΊΞγγραφο Χρηματοδότησης ή

(β) αν ένα Έγγραφο Χρηματοδότησης προβλέπει ότι το εν λόγω ποσό είναι πληρωτέο σε πρώτη ζήτηση, την ημερομηνία που δηλώνεται στις Δανειζόμενες ως ημερομηνία καταβολής ή

(γ) αν το εν λόγω ποσό καθίσταται αμέσως ληξιπρόθεσμο και απαιτητό σύμφωνα με το άρθρο 18.4., την ημερομηνία που αυτό κατέστη ληξιπρόθεσμο και απαιτητό

εκτός αν η αδυναμία πληρωμής οφείλεται σε διαδικαστικό ή τεχνικό σφάλμα της Τράπεζας .

6.2Υπολογισμός     και καταβολή τόκου υπερημερίας. (α) Αν οι Δανειζόμενες δεν καταβάλουν οποιοδήποτε ποσό (συμπεριλαμβανομένου, ενδεικτικά, και οποιουδήποτε ποσού οφείλεται σύμφωvα με το άρθρο 6.1.) την ημερομηνία που αυτό καθίσταται ληξιπρόθεσμο και απαιτητό σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης, οι Δανειζόμενες θα καταβάλλουν τόκο επί του εν λόγω ποσού σε πρώτη ζήτηση για την περίοδο από την ημερομηνία που το εν λόγω ποσό κατέστη ληξιπρόθεσμο μέχρι την ημερομηνία εξόφλησης. Η ως άνω περίοδος θα διαψείται σε συνεχή διαστήματα όχι μεγαλύτερα των 6 μηνών έκαστο, κατ' επιλογήν της Τράπεζας καθένα εκ των οποίων (με εξαίρεση το πρώτο που θα αρχίζει την ημερομηνία που το ποσό κατέστη ληξιπρόθεσμο) θα αρχίζει την τελευταία ημέρα του προηγούμενου διαστήματος.

(β) Το επιτόκιο υπερημερίας θα ανέρχεται στο άθροισμα των (ί) 2% κατ' έτος συν (ii) το Περιθώριο συν

(iii)	Επιτόκιο Μελλοντικής Ισχύος για την συγκεκριμένη περίοδο, υπό τον όρο ότι, αν το Επιτόκιο Μελλοντικής Ισχύος είναι μικρότερο του μηδενός, θα θεωρείται ότι ισούται με μηδέν.

(γ) Αν υφίστανται οι προϋποθέσεις για την εφαρμογή του άρθρου 5.4.Α.2. (διατάραξη αγοράς), το επιτόκιο υπερημερίας ορίζεται ως το άθροισμα των (i) 2% ετησίως συν (ίί) το Περιθώριο συν (iii) το προσδιοριζόμενο στο άρθρο 5.4.Α.3(δ) επιτόκιο.

(δ) Ο τόκος υπερημερίας καθίσταται ληξιπρόθεσμος και απαιτητός την τελευταία ημέρα κάθε ως άνω διαστήματος και η εν λόγω ημέρα θα θεωρείται ως η τελευταία ημέρα μίας Περιόδου Εκτοκισμού υπό τον όρο ότι αν το μη καταβληθέν ποσό είναι ποσό κεφαλαίου ή αν πρόκειται για ποσό προπληρωμής ή αν η καταβολή του πραγματοποιείται σε ημερομηνία διάφορη της ημερομηνίας καταβολής τόκου επί του ποσού αυτού, η πρώτη ως άνω περίοδος θα έχει διάρκεια ίση με περίοδο που θα αρχίζει την ημερομηνία που το εν λόγω ποσό κεφαλαίου κατέστη ληξιπρόθεσμο και θα λήγει την ημερομηνία καταβολής τόκου.

(ε) Για τον υπολογισμό του τόκου υπερημερίας εnί των εξόδων που έχειτυχόν καταβάλει η Τράπεζα ενώ δεν υποχρεούται, εφαρμόζεται το άρθρο 19.5. της παρούσας.

6.3Ανατοκισμός     τόκου υπερημερίας. Οποιοδήποτε ποσό τόκου υπερημερίας δεν καταβάλλεται κατά το τέλος της περιόδου για την οποία καθορίστηκε, εφεξής θα ανατοκίζεται. Οι τόκοι υπερημερίας λογίζονται και καταβάλλονται την 301\ Ιουνίου και 31η Δεκεμβρίου κάθε έτους και, σε περίπτωση μη καταβολής τους, ανατοκίζονται με το αυτό, ως άνω, επιτόκιο υπερημερίας, προστιθέμενοι στο κεφάλαιο, ανά εξάμηνο, επερχομένου ούτω ανατοκισμού με εξάμηνη περιοδικότητα.

6.4    .Ρητά συμφωνείται ότι τα προαναφερθέντα υπό 6.2 και 6.3 ανωτέρω θα ισχύουν τόσο μετά από την καταγγελία της παρούσας συμβάσεως δανείου όσο και μετά από την έκδοση δικαστικής απόφασης ή διαταγής πληρωμής επιδικαζουσών τις απαιτήσεις της Τράπεζας από την παρούσα.

7. ΑΠΟΠΛΗΡΩΜΗ ΚΑΙ ΠΡΟΠΛΗΡΩΜΗ

7.1 Ποσό δόσεων αποπληρωμής. Η Δανειζόμενη θα αποπληρώσει το Δάνειο εντός πέντε (5) ετών από την Ημερομηνία Εκταμίευσης δια είκοσι (20) διαδοχικών τριμηνιαίων δόσεων, ποσού Δολαρίων ΗΠΑ τετρακοσίων πενήντα χιλιάδων (USD 450.000) εκάστη πλέον μίας εφάπαξ καταβολής ποσού Δολλ. ΗΠΑ εννέα εκατομμυρίων (USD 9.000.000) καταβλητέας μαζί με την τελευταία (20η) δόση αποπληρωμής.

7.2. Ημερομηνίες αποπληρωμής

(α) Η πρώτη δόση αποπληρωμής θα καταβληθεί τρεις (3) μήνες μετά την Ημερομηνία Εκταμίευσης, κάθε δε επόμενη δόση θα αποπληρώνεται ανά τρίμηνο και η εφάπαξ καταβολή θα αποπληρωθεί ταυτόχρονα με την τελευταία {20η) δόση αποπληρωμής.

(β) Σε περίπτωση που η Εκταμίευση είναι μικρότερη του ποσού των Δολαρίων ΗΠΑ 18.000.000, η εφάπαξ καταβολή θα μειωθεί αναλογικά.

7.3.Τελική Ημερομηνία Αποπληρωμής. Επιπλέον των ανωτέρω, οι Δανειζόμενες, το αργότερο κατά την τελική Ημερομηνία Αποπληρωμής του Δανείου θα καταβάλουν στην Τράπεζα όλατα υπόλοιπα ποσά που θα έχουν γεννηθεί ή θα οφείλονται σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης .

7.4. Εθελούσια προπληρωμή. Υπό τις κατωτέρω προϋποθέσεις, οι Δανειζόμενες δύνανται να προπληρώσουν εν όλω ή εν μέρει το Δάνειο κατά την τελευταία ημέρα μίας Περιόδου Εκτοκισμού.

(α) ότι oποιαδήποτε μερική προπληρωμή θα πρέπει να ανέρχεται κατ' ελάχιστον στο ποσό των Δολλ. ΗΠΑ" lΟΟ.000 ή οποιουδήποτε πολλαπλασίου αυτού ή οποιουδήποτε άλλου ποσού συμφωνηθεί μεταξύ των Δανειζόμενών και της Τράπεζας,

(β) ότι η Τράπεζα θα έχει λάβει από τις Δανειζόμενες προ δέκα (10) τουλάχιστον ημερών σχετική έγγραφη δήλωση στην οποία θα αναφέρεται το ποσό που πρόκειται να προπληρωθεί και η ημερομηνία που αυτή θα γίνει (η οποία θα πρέπει να είναι η τελευταία ημέρα Περιόδου Εκτοκισμού),

(γ) κάθε μερική εθελούσια προπληρωμή θα άγεται κατ' αναλογία ( pro rata) έναντι των δόσεων και της εφάπαξ καταβολής.

7.5.Συνέπεια     της δήλωσης προπληρωμής. Μ ία δήλωση προπληρωμής δεν μπορεί να ανακληθεί ή να τροποποιηθεί χωρίς την προηγούμενη έγγραφη συναίνεση της Τράπεζας καιτο ποσό που αναφέρεται σε αυτήν θα καθίσταται ληξιπρόθεσμο και απαιτητό την ημερομηνία που δηλώνεται σύμφωνα με την ως άνω δήλωση ότι πρόκειται να προπληρωθεί.

7.6.Υποχρεωτική     προπληρωμή. Οι Δανειζόμενες και/ή ο Εγγυητής υποχρεούνται να προβούν σε υποχρεωτική προπληρωμή [το ποσό της οποίας καθορίζεται κατωτέρω στους όρους 7.7(Α) και 7.7(Β) της παρούσας] κατά τον χρόνο που προβλέπεται κατωτέρω αν ένα Πλοίο πωληθεί (σημειουμένου ότι η εν λόγω πώληση απαιτεί την προηγούμενη έγγραφη συναίνεση της Τράπεζας η οποία θα δίνεται με εύλογα κριτήρια) ή καταστεί Ολική Απώλεια, ως εξής:

(α) στην περίπτωση πώλησης Πλοίου, το αργότερο κατά την ημερομηνία που ολοκληρώνεται η πώληση και μεταβίβαση του Πλοίου στον αγοραστή, ή

(β) στην περίπτωση Ολικής Απώλειας Πλοίου, οποιαδήποτε από τις ακόλουθες ημερομηνίες επέλθει νωρίτερα, δηλ. είτε {α) ενενήντα {90) ημέρες μετά την Ημερομηνία Ολικής Απώλειας είτε (β) τηνημερομηνία είσπραξης από την Τράπεζα του ασφαλίσματος σε σχέση με την εν λόγω Ολική Απώλεια.

7.7(Α) Ποσό υποχρεωτικής μερικής προπληρωμής. (1) Σε οποιαδήποτε εκ των προβλεπομένων στο άρθρο 7.6 ανωτέρω περιπτώσεων, οι Δανειζόμενες οφείλουν να προπληρώσουν ποσό ίσο με το μεγαλύτερο εκ:

(α) του κλάσματος του οποίου ο αριθμητής είναι η τιμή πώλησης του αντίστοιχου πλοίου ή η ασφαλιστικ ή αξία για το απωλεσθέν Πλοίο (αναλόγως αν πρόκειται για πώληση ή Ολική Απώλεια, αντιστοίχως) και ο παρονομαστής είναι το άθροισμα της τιμής πώλησης ή της ασφαλιστικής αξίας κατά τα ανωτέρω, και της Εμπορικής Αξίας του εναπομείναντος Πλοίου,

(β) του ποσού που απαιτείται ώστε η σχέση Εμπορικ ή Αξία του εναπομείναντος Πλοίου προς το άθροισμα της Εγγυημένης Οφειλής και της Αποτίμησης του Πιστωτικού Ισοδυνάμου να είναι τουλάχιστον ίση προς την Σχέση Εξασφαλίσεων/Οφειλών

(γ) του ποσού που απαιτείται να καταβληθεί ώστε να επανέλθει η Σχέση Εξασφαλίσεων/Οφειλών που ίσχυε αμέσως πριν την πώληση ή την Ολική Απώλεια (ανάλογα την περίπτωση).

7.7.(Β) Υποχρεωτική ολική προπληρωμή.

7.7.(Β).1Στην περίπτωση που, κατόπιν της συναίνεσης της Τράπεζας που προβλέπεται ανωτέρω (άρθρο 7.7), \(η οποία συναίνεση θα δίνεται με εύλογα κριτήρια) πωληθεί το τελευταίο εναπομένον Πλοίο, ή στην περίπτωση που αυτό καταστεί Ολική Απώλεια, οι Δανειζόμενες και ο Εγγυητής οφείλουν να εξοφλήσουν πλήρως και ολοσχερώς το Δάνειο με όλους τους επ' αυτού τόκους και λοιπά έξοδα ή ποσά που οφείλονται σύμφωνα με τα προβλεπόμενα σε οποιοδήποτε Έγγραφο Χρηματοδότησης.

7.7.(Β).2 Στην περίπτωση που οι Δανειζόμενες και η Τράπεζα διαπραγματευθούν κατά τα προβλεπόμενα στο άρθρο 5.4.Α.3(β) και δεν συμφωνήσουν σε νέα βάση καθορισμού επιτοκίου που θα αντικαταστήσει την προηγούμενη ή τυχόν σε εναλλακτική βάση διατήρησης εκ μέρους της Τράπεζας του Δανείου, οι Δανειζόμενες οφείλουν εντός πέντε (5) ημερών από την λήξη της προθεσμίας των 30 ημερών που τίθεται στο άρθρο 5.4.Α.3(β), να εξοφλήσουν πλήρως και ολοσχερώς το Δάνειο με όλους τους εn' αυτού τόκους . και λοιπά έξοδα ή ποσά nου οφείλονται σύμφωνα με τα προβλεπόμενα σε οποιοδήποτε Έγγράφο Χρηματοδότησης.

7.8 Προπληρωμή και υπερημερία. Αν κατά τον χρόνο πώλησης ή Ολικής Απώλειας ενός Πλοίου υφίσταται ένα Γεγονός Υπερημερίας που συνεχίζεται, οι Δανειζόμενες και ο Εγγυητής θα προπληρώσουν το ποσό του Δανείου που η Τράπεζα θα απαιτήσει κατ' εκείνον τον χρόνο.

7.9. Άλλα ποσά καταβλητέα κατά την ημερομηνία προπληρωμής. Μία προπληρωμή οφείλει να περιλαμβάνει και τους γεγενημένους τόκους καθώς και κάθε άλλο πληρωτέο ποσό σύμφωνα με τους όρους της παρούσας το οποίο σχετίζεται με την προπληρωμή αυτή και, αν η προπληρωμή δεν γίνει την τελευταια ημερομηνία μίας Περιόδου Εκτοκισμού, μαζί με το ποσό της προπληρωμής θα πρέπει να καταβληθούν τα nοσά που προβλέπονται στον όρο 20.l(β) ή 20.2 αλλά χωρίς πρόστιμο ή επιβάρυνση. Τυχόν Υποχρεωτικές Δαπάνες θα πρέπει επίσης να καταβληθούν. Προπληρωμή ολόκληρου του οφειλόμενου ποσού του Δανείου θα πρέπει να περιλαμβάνει καταβολή και οποιουδήποτε άλλου ποσού έχει γεννηθεί ή οφείλεται σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

7.10. Αποκλεισμός επαvαδαvεισμού. Οποιοδήποτε ποσό προπληρώνεται ή αποπληρώνεται δεν μπορεί να εκταμιευθεί εκ νέου από τις Δανειζόμενες.

8	. ΟΡΟΙ ΚΑΙ ΠΡΟΫΠΟΘΕΣΕΙΣ ΧΟΡΗΓΗΣΗΣ

8.1.	'Εγγραφα, αμοιβές και ανυπαρξία ελλείψεων. Η υποχρέωση της Τράπεζας να χορηγήσει την Εκταμίευση, υφίσταται υπό τις προϋποθέσεις που αναφέρονται στο άρθρο 3.2 και υπό τις ακόλουθες nροϋποθέσεις:

(α) ότι, το αργότερο μέχρι την ημερομηνία υπογραφής της παρούσας, θα έχουν υπογραφεί κατά τον τρόπο που απαιτεί η Τράπεζα όλα τα έγγραφα και συμβάσεις που παρατίθενται στο Μέρος Α του Παραρτήματος 2 κατά τύπο και ουσία ικανοποιητική για την Τράπεζα,

(β)ότι το αργότερο μέχρι την Ημερομηνία Εκταμίευσης, θα έχουν υπογραφεί κατά τον τρόπο που απαιτεί η Τράπεζα όλα τα αντίστοιχα έγγραφα και συμβάσεις που παρατίθενται στο Μέρος βτου Παραρτήματος 2, κατά τύπο και ουσία ικανοποιητική για την Τράπεζα,

(γ) ότι το αργότερο μέχρι την Ημερομηνία Εκταμίευσης, η Τράπεζα θα έχει εισπράξει τις αμοιβές που οφείλονται κατά περίπτωση σύμφωνα με το άρθρο 19.1.

(δ) ότι την ημερομηνία της Δήλωσης Εκταμίευσης, την Ημερομηνία Εκταμίευσης και την πρώτη ημέρα εκάστης Περιόδου Εκτοκισμού:

(1) δεν     υφίσταται Γεγονός Υπερημερίας ή Πιθανό Γεγονός Υπερημερίας, κανένα δε από αυτά δεν δύναται να προκληθεί εξαιτίας της ανάληψης του ποσού της Εκταμίευσης,

(2)οι     δηλώσεις και οι υποχρεώσεις που αναφέρονται στο άρθρο 9 και αυτές που αναφέρονται σε οποιοδήποτε άλλο Έγγραφο Χρηματοδότησης των Δανειζομένων ή οποιουδήποτε άλλου Παρέχοντος Εξασφάλιση Μέρους είναι αληθείς και δύνανται να επαναληφθούν καθ' οιανδήποτε από τις ανωτέρω ημερομηνίες,

(3)ότι     δεν έχει συμβεί (ή αν έχει συμβεί δεν συνεχίζεται} κανένα Γεγονός Διατάραξης,

(ε) ότι αν η Σχέση Εξασφαλίσεων/Οφειλών του άρθρου 14.1εφαρμοζόταν αμέσως μετά τη χορήγηση της Εκταμίευσης, οι Δανειζόμενες και/ή ο Εγγυητής δεν θα υποχρεούντο στην παροχή πρόσθετης εξασφάλισης ή την προπληρωμή μέρους του Δανείου, κατά τα προβλεπόμενα στο εν λόγω άρθρο,

(στ) ότι δεν έχει υπάρχει Ουσιώδης βλαπτική Μεταβολή στην οικονομική κατάσταση ή τις εργασίες των Δανειζομένων και/ή του Εγγυητή ή οποιασδήποτε ναυτιλιακής Συγγενούς Εταφείας τους από την ημερομηνία αποδοχής της επιστολής της Τράπεζας περί των βασικών όρων της χρηματοδότησης η οποία δύναται, κατά την κρίση της Τράπεζας, να επηρεάσει την συμμόρφωση των Δανειζομένωv και/ή του Εγγιf ητή προς τους όρους και τις προϋποθέσεις της παρούσας και τωv λοιπών Εγγράφων Χρηματοδότησης ή τηv εκπλήρωση τωv σύμφωνα με αυτά υποχρεώσεών τους και

(ζ) ότι η Τράπεζα έχει λάβει και ικανοποιηθεί από το περιεχόμεvο οποιωvδήποτε περαιτέρω γνωμοδοτήσεων, συvαινέσεων, συμφωvιώv και εγγράφωv σε σχέση με τα Έγγραφα Χρηματοδότησης που η Τράπεζα δικαιούται να ζητήσει από τις Δανειζόμεvες και/ή τον Εγγυητή με σχετική ειδοποίησή της.

8.2.Μη     παραίτηση της Τράπεζας από τις ως άνω προϋποθέσεις. Αν η Τράπεζα, ενεργώντας κατά τη διακριτικ ή της ευχέρεια, επιτρέψει την εκταμίευση του Δανείου πριν τηv πλήρωση ορισμέvων από τις προϋποθέσεις του άρθρου 8.1., οι Δανειζόμενες και ο Εγγυητής υπόσχονται ότι οι εν λόγω προϋποθέσεις θα ικανοποιηθούν εντός 5 Εργασίμων Ημερών από την Ημερομηνία Εκταμίευσης ή εντός της περιόδου που θα υποδείξει η Τράπεζα, η δε επίδειξη ανοχής από την Τράπεζα αναφορικά με ορισμένες από τις εν λόγω προϋποθέσεις κατά το χρόνο εκταμίευσης δεν δύναται να ερμηνευθεί ως παραίτηση της Τράπεζας από τις προϋποθέσεις αυτές.

9. ΔΗΛΩΣΕΙ Σ ΚΑΙ ΥΠΟΣΧΕΣΕΙ Σ

9.1. Οι Δανειζόμενες και ο Εγγυητής δηλώνουν και υπόσχονται στην Τράπεζα τα κάτωθι:

(α) Η Δανειζόμενη Α και ο Εγγυητής έχουν συσταθεί νομίμως σύμφωνα με τους νόμους των Νήσων Μάρσαλ και εξακολουθούν να είναι εν ισχύ, ενώ η Δανειζόμενη Β έχει συσταθεί νομίμως σύμφωνα με τους νόμους της Λιβερίας

(β) ούτε οι Δαvειζόμενες, ούτε ο Εγγυητής ούτε οποιοδήποτε Παρέχον Εξασφάλιση Μέρος είναι ΑΧΙ FATCA ή Φορολογικός Υπόχρεος ΗΠΑ όμως ο Εγγυητής είvαι εισηγμέvη εταιρεία στο Χρηματιστήριο NASDAQ της Νέας Υόρκης,

(γ) Το μετοχικό κεφάλαιο εκάστης Δανειζόμενης είναι διαιρεμένο σε 500 ονομαστικές μετοχές, η κυριότητα επ' αυτών δεν είναι επιβαρυμένη με οποιαδήποτε Εξασφάλιση ή οποιαδήποτε άλλη απαίτηση πλην υπέρ της Τραπέζης και οι καταχωρημένοι μέτοχοι και οι τελικοί πραγματικοί δικαιούχοι εκάστης Δανειζόμενης είναι τα πρόσωπα που έχουν γίνει γνωστά στην Τράπεζα και αποδεκτά από αυτή, προ της ημερομηνίας υπογραφής της παρούσας.

(δ) Τα Έγγραφα Χρηματοδότησης στα οποία συμβάλλονται οι Δανειζόμενες και/ή ο Εγγυητής εφεξής (ή από την ημερομηvία καταχώρισής τους, αναλόγως τηv περίπτωση):

(1)αποτελούν     νόμιμες, έγκυρες και δεσμευτικές υποχρεώσεις στην εκπλήρωση των οποίων οι Δανειζόμενες και/ή ο Εγγυητής (στο βαθμό που τους αφορούν) είναι δυνατό να καταδικαστούν,

(2)δημιουργούν     νόμιμη, έγκυρη και δεσμευτικ ή Εξασφάλιση επί της οποίας μπορεί να χωρήσει αναγκαστική εκτέλεση,

υπό την επιφύλαξη οποιουδήποτε πτωχευτικού νόμου επηρεάζει τα δικαιώματα τωv πιστωτώv γενικά.

(ε) Άνευ περιορισμού των υπό 9.1.(δ) αναφερομέvων, κατά τον χρόνο υπογραφής εκάστου Εγγράφου Χρηματοδότησης: (1) οι Δανειζόμενες και ο Εγγυητής έχουν το δικαίωμα να παραχωρήσουν την Εξασφάλιση που επιχειρείται με το εν λόγω Έγγραφο Χρηματοδότησης να παραχωρηθεί στο βαθμό που αφορούν καθένα από αυτούς και (2) δεν θα παραχωρηθεί Εξασφάλιση σε κανένα τρίτο πρόσωπο (εξαιρουμένων των Επιτρεπομένων Εξασφαλίσεων) ή οποιοδήποτε δικαίωμα, ή απαίτηση επί οποιουδήποτε περιουσιακού στοιχείου στο οποίο αφορά η εν λόγω Εξασφάλιση vοουμένου πάντα ότι ο Εγγυητής δύναται να παρέχει εγγυήσεις και σε άλλες τράπεζες και άλλα πιστωτικά ιδρύματα που αφορούν τις θυγατρικές αυτού.

(στ) Η υπογραφή από τις Δανειζόμενες των Εγγράφων Χρηματοδότησης στα οποία εκάστη εξ αυτών συμβάλλεται και ο δανεισμός από αυτές του Δανείου και η συμμόρφωσή τους με τα Έγγραφα Χρηματοδότησης στα οποία συμβάλλονται δεν γίνεται κατά παράβαση ή σε αντίθεση με οποιαδήποτε διάταξη νόμου ή κανονισμού ή με το καταστατικό οποιασδήποτε Δανειζόμενης ή με οποιεσδήποτε . συμβατικές ή άλλες υποχρεώσεις που δεσμεύουν τις Δανειζόμενες ή οποιοδήποτε περιουσιακό τόυς στοιχείο. Αντιστοίχως, η υπογραφή από τον Εγγυητή των Εγγράφων Χρηματοδότησης στα οποία συμβάλλεται και η συμμόρφωσή του προς αυτά δεν γίνεται κατά παράβαση ή σε αντίθεση με οποιαδήποτε διάταξη νόμου ή κανονισμού ή με το καταστατικό του ή με οποιεσδήποτε συμβατικές ή άλλες υποχρεώσεις που τον δεσμεύουν ή οποιοδήποτε περιουσιακό του στοιχείο.

(ζ) Όλες οι πληρωμές στις οποίες οφείλουν να προβούν οι Δανειζόμενες και ο Εγγυητής σύμφωνα με τα Έγγραφα Χρηματοδότησης στα οποία συμβάλλεται έκαστος εξ αυτών, δύνανται να πραγματοποιηθούν χωρίς οποιαδήποτε παρακράτηση οποιουδήποτε φόρου πληρωτέου σύμφωνα με το νόμο οποιασδήποτε Σχετικής Δικαιοδοσίας.

(η) Δεν υφίσταται οποιοδήποτε Γεγονός Υπερημερίας ή Πιθανό Γεγονός Υπερημερίας το οποίο να συνεχίζεται για περίοδο άνω των τριάντα (30) ημερών.

(θ) Όλες οι πληροφορίες που έχουν παρασχεθεί εγγράφως για λογαριασμό των Δανειζομένων ή του Εγγυητή ή των Παρεχόντων Εξασφάλιση Μερών στην Τράπεζα σε σχέση με οποιοδήποτε Έγγραφο Χρηματοδότησης ικανοποιούν τα απαιτούμενα σύμφωνα με το άρθρο 10.5 και όλα τα οικονομικά στοιχεία (ελεγμένα από ορκωτούς ελεγκτές ή μη} που έχουν παρασχεθεί ικανοποιούν τα απαιτούμενα του άρθρου 10.7. Περαιτέρω, δεν έχει υπάρξει Ουσιώδης Βλαπτική Μεταβολή στην οικονομική ή περιουσιακή κατάσταση ή τις εργασίες των Δανειζομένων ή του Εγγυητή ή οποιασδήποτε ναυτιλιακής Συγγενούς Εταιρείας τους , η οποία θα μπορούσε, κατά την κρίση της Τράπεζας να έχει ένα Ουσιωδώς Βλαπτικό Αποτέλεσμα.

( ι) Δεν υφίστανται εκκρεμείς αγωγές ενώπιον πολιτικών ή διοικητικών δικαστηρίων κατά των Δανειζομένων ή του Εγγυητή ή οποιουδήποτε Παρέχοντος Εξασφάλιση Μέρους (συμπεριλαμβανομένων, ενδεικτικά, οποιωνδήποτε αγωγών σχετικά με πιθανή ή πραγματική παραβίαση των κανόνων του Κώδικα ISM ή του Κώδικα ISPS) ούτε, εξ όσων γνωρίζουν, είναι πιθανόν να ασκηθεί τέτοια αγωγή που θα μπορούσαν να έχουν ένα Ουσιωδώς Βλαπτικό Αποτέλεσμα.

(ια) Εκάστη Δανειζόμενη έχει καταβάλει όλους τους τυχόν φόρους που έχουν επιβληθεί στην ίδια ή στο Πλοίο κυριότητάς της.

(ιβ) Οι Δανειζόμενες, η Διαχειρίστρια και τα Πλοία συμμορφώνονται με όλα τα απαιτούμενα από τον Κώδικα ΙSΜ και τον Κώδικα ISPS.

(ιγ) Οι Δανειζόμενες και ο Εγγυητής δηλώνουν και επιβεβαιώνουν ότι: (1) ενεργούν κάθε ένας εξ αυτών για δικό του λογαριασμό (2) οι Δανειζόμενες θα χρησιμοποιήσουν το ποσό του Δανείου για δικό του όφελος, υπ' ευθύνη τους και αποκλειστικώς για τους σκοπούς που περιγράφονται στην παρούσα και (3) τα ανωτέρω δεν παραβιάζουν οποιονδήποτε νόμο, κανονιστικό μέτρο ή διαδικασία που εφαρμόζεται για την καταπολέμηση εσόδων από παράνομες δραστηριότητες (όπως περιγράφονται στο Ν. 4557/18 ως εκάστοτε ισχύει).

( ιδ) Κανείς εκ των Δανειζομένων και του Εγγυητή, ούτε οποιοδήποτε περιουσιακό τους στοιχείο δικαιούνται καθεστώτος ασυλίας από οποιαδήποτε νομική ενέργεια ή διαδικασία (ενδεικτικά, αγωγή, συντηρητική ή αναγκαστική κατάσχεση ή οποιαδήποτε πράξη αναγκαστικής εκτέλεσης).

(ιε) Ούτε οι Δανειζόμενες ούτε ο Εγγυητής ούτε οποιοδήποτε Παρέχον Εξασφάλιση Μέρος ή οποιοσδήποτε διευθυντής,αξιωματούχος, προστηθείς ή υπάλληλός τους είναι Μη Αποδεκτό Μέρος ούτε ενεργεί αμέσως ή εμμέσως για λογαριασμό Μη Αποδεκτού Μέρους.

( ιστ) Στο μέτρο του εφικτού, οι Δανειζόμενες και ο Εγγυητής συμμορφώνονται με τον νόμο Trad ίng with the Enemy Act και τους κανονισμούς του Υπουργείου Οικονομικών των Ηνωμένων Πολιτειών (United States Department of Treasury) ως προς τον έλεγχο των αλλοδαπών περιουσιακών στοιχε(ων (31 C.F.R, Subtltle Β, Chapter V) και όλη τη νομοθεσία ή κανονισμούς που σχετίζονται με τα ανωτέρω. Το Δάνειο ή ποιοδήηοτε μέρος αυτού δεν θα χρησιμοποιηθεί, αμέσως ή εμμέσως για πληρωμή κυβερνητικού αξιωpατούχου, υπαλλήλου, πολιτικού κόμματος, αξιωματούχου πολιτικού κόμματος, υποψ ηφίου για δημόσιο αξίωμα ή οποιουδήποτε άλλου προσώπου ενεργούντος υπό επίσημη ιδιότητα προκειμένου οι Δανειζόμενες ή ο Εγγυητής να λάβουν, διατηρήσουν ή κατευθύνουν εμπορικές δραστηριότητες ή αποκτήσουν αθέμιτο πλεονέκτημα κατά παράβαση του νόμου των Ηνωμένων Πολιτειών United States Foreign Corrupt Practices Act του έτους 1977, ως τροποποιηθείς ισχύει.

10. ΓΕΝΙΚΕΣ ΑΝΑΛΗΨΕΙΣ ΥΠΟΧΡΕΩΣΕΩΝ

10.1

Γενικά. Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν την υποχρέωση στον βαθμό που τους αφορά να συμμορφώνονται με τα ακολούθως προβλεπόμενα καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης εκτός αν άλλως η Τράπεζα επιτρέψει.

10.2 (α) Eκάστη Δανειζόμενη υπόσχεται ότι θα παραμείνει κυρία του Πλοίου κυριότητάς της, των Ασφαλίσεων και Εσόδων του, άνευ επιβαρύνσεων ή δικαιωμάτων οποιουδήποτε είδους επ' αυτών εκτός από αυτά που δημιουργούνται από τα Έγγραφα Χρηματοδότησης και εκτός από οποιαδήποτε Επιτρεπόμενη Εξασφάλιση:

(β) Οι Δανειζόμενες δεν θα παραχωρήσουν ούτε θα επιτρέψουν οποιαδήποτε Εξασφάλιση (εκτός από Επιτρεπόμενη Εξασφάλιση) επί οποιουδήποτε άλλου περιουσιακού στοιχείου τουςς ανήκει ήδη ή τυχόν αποκτήσουν στο μέλλον.

(γ) Οι Δανειζόμενες θα μεριμνούν ώστε οι υποχρεώσεις τους σύμφωνα με τα Έγγραφα Χρηματοδότησης στα οποία έχουν συμβληθεί να προηγούνται από όλες τις υφιστάμενες ή μελλοντικές μη εξασφαλισμένες υποχρεώσεις τους, εκτός από αυτές που κατατάσσονται προνομιακά σύμφωνα με τον νόμο.

10.3Οι     Δανειζόμενες δεν θα μεταβιβάσουν, εκμισθώσουν ή άλλως διαθέσουν:

(α) το σύνολο ή ουσιώδες μέρος των περιουσιακών τους στοιχείων μέσω μίας ή περισσοτέρων συμβάσεων συναφών ή μη ( εξαιρουμένης της περίπτωσης πώλησης του Πλοίου κυριότητας εκάστης εξ αυτών, σύμφωνα με τα προβλεπόμενα στο άρθρο 7.7.).) ούτε,

(β) οποιαδήποτε χρηματική απαίτησή τους ή οποιοδήποτε άλλο δικαίωμα (υφιστάμενο ή μελλοντικό ή υπό αίρεση) είσπραξης ποσού, συμπεριλαμβανομένου οποιουδήποτε δικαιώματος αποζημίωσης.

10.4Οι     Δανειζόμενες δεv θα αναλάβουν οποιαδήποτε υποχρέωση εκτός από: (α) υποχρεώσεις σύμφωνα με τα Έγγραφα Χρηματοδότησης στα οποία έχουν συμβληθεί ή (β) υποχρεώσεις που εύλογα έχουν δημιουργηθεί κατά την συνήθη πορεία των εργασιών λειτουργίας και ναύλωσης των Πλοίων.

10.5     Όλες οι οικονομικές και άλλες πληροφορίες που εδόθησαν εγγράφως από ή για λογαριασμό των Δανειζομένων και του Εγγυητή σύμφωνα ή σε σχέση με οποιοδήποτε Έγγραφο Χρηματοδότησης είναι αληθείς και όχι παραπλανητικές και δεν αποκρύπτουν κανένα ουσιώδες γεγονός ή ζήτημα.

10.6Οικονομικές     Καταστάσεις. Οι Δανειζόμενες και ο Εγγυ ητής θα αποστέλλουν στην Τράπεζα:

(α) τις ελεγμένες από ορκωτούς λογιστές ετήσιες ενοποιημένες οικονομικές καταστάσεις και τις εξαμηνιαίες μη ελεγμένες οικονομικές καταστάσεις του Εγγυητή και των θυγατρικών του (συμπεριλαμβανομένων των Δανειζομένων), το συντομότερο δυνατόν αλλά πάντως όχι αργότερα από 120 ημέρες μετά το πέρας εκάστου Οικονομικού Έτους στο οποίο αναφέρονται και όχι αργότερα από 90 ημέρες μετά το πέρας του εξαμήνου, αντίστοιχα,

(β) τις εξαμηνιαίες και ετήσιες μη ελεγμένες οικονομικές καταστάσεις των Δανειζομένων και του Εγγυητή το αργότερο εντός 120 και 90 ημερών από το τέλος του εκάστοτε Οικονομικού έτους ή εξαμήνου, αντίστοιχα

(γ) πάραυτα κατόπιν αιτήματος της Τράπεζας, οποιαδήποτε πληροφορία σχετικά με την οικονομική τους κατάσταση και όλες τις σημαντικές οικονομικές εξελίξεις αναφορικά προς τις Δανειζόμενες, τον Εγγυητή και τον Όμιλο (συμπεριλαμβανομένων, ενδεικτικά, αγορών ή πωλήσεων πλοίων, νέων δανείων κλπ.) . αναλόγως με το τι θα ζητά ενίοτε η Τράπεζα.

(δ) ταυτόχρονα με τις ως άνω υπό (α) οικονομικές καταστάσεις του Εγγυητή, ένα Πιστοποιητικό Συμμόρφωσης εκ μέρους του Εγγυητή, κατά βάση κατά τον τύπο του Παραρτήματος 4, στο οποίο ο Εγγυητής θα επιβεβαιώνει, με αναφορά στους σχετικούς υπολογισμούς, προς την Τράπεζα ότι (ί) δεν έχει επέλθει Γεγονός Υπερημερίας που συνεχίζεται (ή ότι έχει επέλθει συγκεκριμένο Γεγονός Υπερημερίας, του οποίου τις λεπτομέρειες θα αναφέρει), (ii) η ελάχιστη ρευστότητα ανά πλοίο του στόλου του ισούται ή υπερβαίνει το ποσό των US$ 300.000, (iii) η καθαρή αξία προσαρμοσμένη στην εμπορική αξία άνευ ναυλώσεως (market νalue adjusted net worth) πλην τις συνολικές υποχρεώσεις (total liabilities) ισούται ή υπερβαίνει το ποσό των US$ 15.000.ΟΟΟΟκαι (iν) το συνολικό παθητικό (total debt) προς το συνολικό ενεργητικό προσαρμοσμένο σε εμπορική αξία (tota l ma rket adjusted assets) ισούται ή υπολείπεται του ποσοστού 75%.

10.7 Στοιχεία οικονομικών καταστάσεων. Όλες οι οικονομικές καταστάσεις θα παραδίδονται, σύμφωνα με το ανωτέρω άρθρο φέρουσες τα ακόλουθα στοιχεία:

(α) εφόσον ελέγχονται από ορκωτούς λογιστές, θα έχουν συνταχθεί σύμφωνα με όλους τους εφαρμοστέους νόμους και τις γενικώς αποδεκτές λογιστικές αρχές (GAAP),

(β) θα παρέχουν μία αληθή και ακριβή εικόνα των εργασιών των Δανειζομένων και του Εγγυητή κατά την ημερομηνία που αυτά έχουν συνταχθεί και των κερδών για την περίοδο που οι εν λόγω καταστάσεις αφορούν,

(γ) θα αποκαλύπτουν πλήρως ή θα αναφέρουν όλες τις σημαντικές υποχρεώσεις των Δανειζομένων και του Εγγυητή.

10.8.Συναινέσεις. Οι Δανειζόμενες και ο Εγγυητής θα διατηρούν εν ισχύ και εγκαίρως θα λαμβάνουν ή ανανεώνουν και θα αποστέλλουν επίσης εγκαίρως στην Τράπεζα επικυρωμένα αντίγραφα όλων των απαραίτητων συναινέσεων που απαιτούνται σε σχέση:

{α) με την εκπλήρωση των υποχρεώσεών τους σύμφωνα με τα Έγγραφα Χρηματοδότησης στα οποία έχουν συμβληθεί και στο βαθμό που τους αφορούν,

(β) με την εγκυρότητα ή εκτελεστότητα οποιουδήποτε Εγγράφου Χρηματοδότησης στο οποίο έχουν συμβληθεί και στο βαθμό που τους αφορούν,

(γ) με την κυριότητα και λειτουργία του Πλοίου .

10.9Διατήρηση     Εξασφαλίσεων. Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν τις ακόλουθες υποχρεώσεις:

(α) με δικά τους έξοδα θα πράπουν οτιδήποτε είναι αναγκαίο ώστε να διασφαλιστεί ότι οποιοδήποτε Έγγραφο Χρηματοδότησης εγκύρως δημιουργεί τις υποχρεώσεις και τις Εξασφαλίσεις που επιχεφεί να δημιουργήσει και

(β) με δικά τους έξοδα θα καταχωρίζουν ή καταθέτουν ή εγγράφουν οποιοδήποτε Έγγραφο Χρηματοδότησης σε οποιοδήποτε δικαστήριο ή αρχή σε όλες τις Επιτρεπόμενες Δικαιοδοσίες, θα καταβάλλουν οποιοδήποτε τέλος, φόρο εγγραφής ή άλλο συναφή φόρο σε όλες τις Επιτρεπόμενες Δικαιοδοσίες σε σχέση με το εν λόγω Έγγραφο Χρηματοδότησης, θα αναγγέλλουν ή θα λαμβάνουν οποιοδήποτε μέτρο το οποίο, κατά την κρίση της Τράπεζας, είναι ή έχει καταστεί αναγκαίο ή επιθυμητό για οποιοδήποτε Έγγραφο Χρηματοδότησης προκειμένου το τελευταίο να είναι έγκυρο, εκτελεστό, να αποτελεί μέσο απόδειξης ή να διασφαλίζει ή προστατεύει την προτεραιότητα της Εξασφάλισης που δημιουργεί.

10.10         Ενημέρωση νια δικαστικές διαδικασίες. Οι Δανειζόμενες και ο Εγγυητής θα παρέχουν στην Τράπεζα λεπτομέρειες οποιασδήποτε δικαστικής ή διοικητικής διαδικασίας στην οποία εμπλέκονται οι Δανειζόμενες ή οποιαδήποτε εξ αυτών, ο Εγγυητής, τα Πλοία ή οποιοδήποτε εξ αυτών, τα Έσοδα ή οι Ασφtιλίσεις, μόλις η εν λόγω διαδικασία ξεκινήσει ή μόλις καταστεί προφανές στις Δανειζόμενες ή στον Εγγυητή ότι πρόκειται να ξεκινήσει, εκτός αν είναι σαφές ότι η εν λόγω νομική ή διοικητικ ή διαδικασία δεν ε(ναι ουσιώδης στο πλαίσιο οποιουδήποτε Εγγράφου Χρηματοδότησης και δεν μπορεί να έχει Ουσιωδώς Βλαπτικό Αποτέλεσμα.

10.11Ειδοποίηση     υπερημερίας. Οι Δανειζόμενες θα ειδοποιήσουν την Τράπεζα αμέσως μόλις αντιληφθούν ότι έχει συμβεί Γεγονός Υπερημερίας ή Πιθανό Γεγονός Υπερημερίας που συνεχίζεται ή ότι έχει συμβεί ο,τιδήποτε που υποδεικνύει ότι ενδέχεται να συνέβη Γεγονός Υπερημερίας ή Πιθανό Γεγονός Υπερημερίας που συνεχίζεται, και σε οποιαδήποτε περίπτωση θα τηρούν την Τράπεζα πλήρως ενήμερη όλων των εξελιξεων.

10.12Παροχή     πρόσθετων πληροφοριών. Κατόπιν λήψης σχετικού αιτήματος της Τράπεζας, οι Δανειζόμενες και ο Εγγυητής μόλις είναι εφικτό, θα παρέχουν στην Τράπεζα οποιαδήποτε επιπρόσθετη πληροφορία οικονομικής ή άλλης φύσεως σε σχέση με:

(α) τους ίδιους,τα Πλοία, τις Ασφαλίσεις ή τα Έσοδα ή

(β) οποιοδήποτε ζήτημα σχετίζεται με Έγγραφο Χρηματοδότησης (περιλαμβανομένων, ενδεικτικά, λεπτομερειών οποιασδήποτε απαίτησης, αγωγής, διαδικασίας ή έρευνας στο πλαίσιο Κυρώσεων).

10.13         Μετάφραση εγγράφων. Αν η Τράπεζα το ζητήσει, οι Δανειζόμενες ή ο Εγγυητής θα προσκομίσουν επ(σημη μετάφραση στα ελληνικά ή στα αγγλικά οποιουδήποτε εκ των εγγράφων αναφέρονται στο άρθρο 10, η οποία (μετάφραση) θα έχει διενεργηθεί από δικηγόρο/μεταφραστή αποδεκτό από την Τράπεζα.

10.14    (α) Οι Δανειζόμενες και ο Εγγυ ητής υπόσχονται ότι καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης, δεν θα μεταβληθεί η διοίκηση (τυπική και ουσιαστική) ή ο έλεγχός τους ή οι μέτοχοι των Δανειζομένων ή του Εγγυητή ή οι πραγματικοί δικαιούχοι αυτών, κατά τρόπο ώστε (ί) ο Εγκεκριμένος Κάτοχος των Δανειζομένων και του Εγγυητή και η άμεση οικογένεια του (συμπεριλαμβανομένων των αδελφών, των ξαδέλφων και των κατιόντων αυτών) πάψουν να είναι τελικοί πραγματικοί δικαιούχοι σε ποσοστό μικρότερο από 20% των μετοχών και των δικαιωμάτων ψήφου των Δανειζομένων και του Εγγυητή ή (ίί) περιέλθουν σε οποιοδήποτε τρίτο πρόσωπο μετοχές και/ή δικαιώματα ψήφου του Εγγυητή περισσότερες από αυτές του Εγκεκριμένου Κατόχου και της άμεσης οικογένειας του, ως άνω (iii) ο Εγκεκριμένος Κάτοχος των Δανειζομένων και του Εγγυητή πάψει να κατέχει το αξίωμα του Προέδρου και/ή Διευθύνοντος Συμβούλου του Εγγυητή ή (ίν) ο Εγκεκριμένος Κάτοχος των Δανειζομένων και του Εγγυητή και η άμεση οικογένεια του (συμπεριλαμβανομένων των αδελφών, των ξαδέλφων και των κατιόντων αυτών) πάψουν να συμμετέχουν άμεσα ή έμμεσα στη διαχείριση των Πλοίων και στη διοίκηση του Εγγυητή . Επιπλέον, οι Δανειζόμενες και ο Εγγυητής υπόσχονται ότι καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης δεν θα δημιουργήσουν ή επιτρέψουν την δημιουργία οποιασδήποτε Εξασφάλισης επί των μετοχών οποιασδήποτε Δανειζόμενης χωρίς την προηγούμενη έγγραφη συναίνεση της Τράπεζας.

(β) Οι Δανειζόμενες και ο Εγγυητής θα ειδοποιούν την Τράπεζα εγγράφως σε σχέση με οποιαδήποτε προτεινόμενη αλλαγή των Εγκεκριμένων Κατόχων που θα συνεπάγεται παραβίαση των ορίων που θέτει η παράγραφος 10.14 (α).

10.15	Παροχή εγγράφων πληροφοριών

(α) Οι Δανειζόμενες και ο Εγγυητής θα παρέχουν στην Τράπεζα όλα τα έγγραφα και τις αποδείξεις που η Τράπεζα τυχόν θα ζητήσει βάσει νόμων και κανονισμών καθώς και των εσωτερικών εγκυκλίων της σχετικά με την γνώση που πρέπει να έχει η τελευταία για τους πελάτες της, ("Know You r Customer"), συμπεριλαμβανομένων, ενδεικτικά, λήψης, επαλήθευσης και καταγραφής των πληροφοριών και εγγράφων που επιτρέπουν στην Τράπεζα να ταυτοποιήσει εκάστη Δανειζόμενη, τον Εγγυητή και καθένα από τους Υποχρέους, επιπλέον δε έγγραφα στα οποία θα δηλώνεται η μετοχική σύνθεση εκάστης Δανειζόμενης και του Εγγυητή {στο βαθμό που είναι εφικτό καθώς ο Εγγυητής είναι εταφεία εισηγμένη στο Χρηματιστήριο NASDAQ της Νέας Υόρκης και υπόκειται σε συνεχή επιτρεπόμενη μεταβολή tων μετόχων αυτού), καθώς και τα φυσικά πρόσωπα που τυγχάνουν πραγματικοί τελικοί δικαιούχοι εκάστου εξ αυτών και το ποσοστό συμμετοχής εκάστου εξ αυτών στην μετοχική σύνθεση εκάστης Δανειζόμενης και του Εγγυητή (στο βαθμό που είναι εφικτό καθώς ο Εγγυητής είναι εταφεία εισηγμένη στο Χρηματιστήριο NASDAQ της Νέας Υόρκης και υπόκειται σε συνεχή επιτρεπόμενη μεταβολή των μετόχων αυτού).

(β) Σε περίπτωση που:

(1)εκδοθεί     ή διαφοροποιηθεί ως προς την ερμηνεία, διαχείριση ή εφαρμογή του οποιοσδήποτε νόμος ή κανονισμός μετά την ημερομηνία της παρούσας και/ή

(2)σημειωθεί     οποιαδήποτε μεταβολή στο καθεστώς οποιουδήποτε Υποχρέου ή στην μετοχική σύνθεση οποιουδήποτε Υποχρέου μετά την ημερομηνία της παρούσας και/ή

(3)σκοπείται     εκχώρηση ή μεταβίβαση από την Τράπεζα του συνόλου ή μέρους των δικαιωμάτων και/ή υποχρεώσεών της που απορρέουν από την παρούσα σε ένα τρίτο πρόσωπο και/ή

(4)εκδοθεί     οποιοσδήποτε νόμος ή κανονισμός περί καταπολέμησης της νομιμοποίησης εσόδων από εγκληματικές δραστηριότητες και της χρηματοδότησης της τρομοκρατίας ο οποίος τυγχάνει εφαρμοστέος για την Τράπεζα

και ως συνέπεια οποιασδήποτε εκ των ανωτέρω περιπτώσεων η Τράπεζα (ή στην περίπτωση της υποπαραγράφου (3) ανωτέρω, οποιοσδήποτε υποψήφιος εκδοχέας) υποχρεώνεται να συμμορφωθεί με διαδικασίες «Γνώρισε τον Πελάτη Σου» (KYC) ή οποιεσδήποτε συναφείς διαδικασίες όταν οι αναγκαίες πληροφορίες δεν είναι ήδη διαθέσιμες στην Τράπεζα, οι Δανειζόμενες και ο Εγγυητής, πάραυτα μετά από σχετικό αίτημα της Τράπεζας, θα προσκομίσουν ή θα μεριμνήσουν για την προσκόμιση όλων των απαιτουμένων εγγράφων και άλλων αποδεικτικών στοιχείων που ζητώνται από την Τράπεζα (για χρήση από την ίδια την Τράπεζα, ή στην περίπτωση των περιστάσεων της υποπαραγράφου (3) ανωτέρω για χρήση από οποιονδήποτε υποψήφιο εκδοχέα) ούτως ώστε η Τράπεζα ή ο ως άνω υποψήφιος εκδοχέας να είναι σε θέση να διεξάγουν τις διαδικασίες «Γνώρισε rον Πελάτη Σου» και να ικανοποιηθούν από το αποτέλεσμα του σχετικού ελέγχου ή να διεξάγουν οποιουσδήποτε ελέγχους απαιτούνται σύμφωνα με οποιονδήποτε εφαρμοστέο νόμο ή κανονισμό αναφορικά προς τις συναλλαγές που προβλέπονται στα Έγγραφα Χρηματοδότησης (στο βαθμό που είναι εφικτό καθώς ο Εγγυητής είναι εταιρεία εισηγμένη στο Χρηματιστήριο NASDAQ της Νέας Υόρκης και υπόκειται σε συνεχή επιτρεπόμενη μεταβολή των μετόχων αυτού).

(γ) Επιπλέον, οι Δανειζόμενες και ο Εγγυητής θα προσκομίσουν τυχόν απαιτούμενα στοιχεία στην Τράπεζα εφόσον ζητηθεί στο πλαίσιο των υποχρεώσεων αυτής σε συμμόρφωση με το ισχύον νομοθετικό και κανονιστικό πλαίσιο ή πράξη αρμόδιας διοικητικής, φορολογικής ή εποπτικής αρχής ή σχετική απόφαση δικαστικής αρχής, τα οποία, εφόσον απαιτείται, στη συνέχεια θα διαβιβαστούν/γνωστοποιηθούν στις παραπάνω αρχές.

10.15Α Τόπος εyκcιτάστασης και κέντρο κυρίων συμφερόντων

(α) Για τους σκοπούς του Κανονισμού {ΕΕ) 2015/848 του Ευρωπαϊκού Κοινοβουλίου και του Συμβουλίου της 20ής Μαϊου 2015 περί των διαδικασιών αφερεγγυότητας (αναδιατύπωση) (ο «Κανονισμός»), το «κέντρο κυρίων συμφερόντων> των Δανειζομένων και του Εγγυητή (ως ο όρος αυτός χρησιμοποιείται στο άρθρο 3(1) του Κανονισμού) είναι η Ελληνική Δημοκρατία και δεν έχουν «εγκατάσταση» (ως ο όρος αυτός χρησιμοποιείται στο άρθρο 2(10) του Κανονισμού σε οποιαδήποτε άλλη δικαιοδοσία.

(β) Καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης, δεν επιτρέπεται η αλλαγή του τόπου όπου ευρίσκεται το «κέντρο κυρίων συμφερόντων» των Δανειζομένων ούτε η «εγκατάστασή» τους σε οποιαδήποτε άλλη δικαιοδοσία .

10.16	Κυρώσεις

(α) Οι Δανειζόμενες και ο Εγγυητής δηλώνουν ότι κανείς Υπόχρεος:

(1)δεν     είναι Μη Αποδεκτό Μέρος,

(2)δεν     ανήκει κατά κυριότητα ούτε ελέγχεται από ούτε ενεργεί αμέσως ή εμμέσως για λογαριασμό ή προς όφελος Μη Αποδεκτού Μέρους,

(3)	δεν είναι κύριος ούτε ελέγχει ένα Μη Αποδεκτό Μέρος,

(4)δεν     έχει διευθυντή, αξιωματούχο ή υπάλληλο ένα Μη Αποδεκτό Μέρος και υπόσχεται ότι οι παραπάνω δηλώσεις θα ισχύουν καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης,

(5)δεν     έχει την έδρα του (εφόσον πρόκειται για νομικό πρόσωπο) ούτε έχει συσταθεί σύμφωνα με τους νόμους οποιασδήποτε απαγορευμένης χώρας ( κατά τον ορισμό των πλέον πρόσφατων κανονισμών Κυρώσεων).

(β) Οι Δανειζόμενες δηλώνουν και υπόσχονται ότι το προϊόν του Δανείου ή οποιοδήποτε μέρος του δεν θα διατεθεί αμέσως ή εμμέσως προς ή προς όφελος ενός Μη Αποδεκτού Μέρους ούτε θα χρησιμοποιηθεί κατά τρόπο ή για σκοπό που απαγορεύεται από τις Κυρώσεις.

(γ) Επιπροσθέτως, οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν την υποχρέωση ώστε κανένα ποσό ή όφελος από οποιαδήποτε δραστηριότητα ή συναλλαγή με ένα Μη Αποδεκτό Μέρος να μην χρησιμοποιηθεί από οποιονδήποτε Υπόχρεο σε εξόφληση οποιασδήποτε υποχρέωσης έναντι της Τράπεζας ούτε να κατατεθεί σε οποιονδήποτε τραπεζικό λογαριασμό τηρούμενο στην Τράπεζα και επίσης καμία πληρωμή να μην πραγματοποιηθεί είτε για την εξόφληση οποιασδήποτε υποχρέωσης προς το εν λόγω Μη Αποδεκτό Μέρος ή για οποιονδήποτε άλλο λόγο μέσω οποιουδήποτε λογαριασμού τηρείται στην Τράπεζα.

(δ) Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν την υποχρέωση τόσο οι ίδιοι όσο και έκαστο μέλος του Ομίλου να συμμορφώνεται με όλες τις Κυρώσεις.

(ε) Οι Δανειζόμενες και ο Εγγυητής, στον βαθμό που επιτρέπεται από τον νόμο και αμέσως μόλις αντιληφθούν την ύπαρξη οποιασδήποτε απαίτησης, αγωγής, διαδικασίας ή έρευνας εναντίον τους σε σχέση με Κυρώσεις από οποιαδήποτε Αρχή Κυρώσεων, θα παράσχουν στην Τράπεζα όλες τις σχετικές λεπτομέρειες και θα μεριμνήσουν ώστε το ίδιο να πράξουν και οι Υπόχρεοι και οποιοδήποτε μέλος του Ομίλου στην περίπτωση που υπάρχουν εναντίον τους σχετικές απαιτήσεις, αγωγές, διαδικασίες ή έρευνες αναφορικά προς τις Κυρώσεις από οποιαδήποτε Αρχή Κυρώσεων.

10.17Συμμόρφωση     προς το vόμο. Οι Δανειζόμενες και ο Εγγυητής θα συμμορφώνονται καθ' ολοκληρίαν με τους νόμους και κανονισμούς στους οποίους υπόκεινται, συμπεριλαμβανομένων άνευ περιορισμού: (α) της Trading with the Enemy Act και όλων των κανονισμών του Υπουργείου Οικονομικών των ΗΠΑ (United States Treasury Department) σχετικά με τον έλεγχο αλλοδαπών περιουσιακών στοιχείων (31, CFR, Subtitle Β, Chapter V) και οποιασδήποτε εκτελεστικής αυτού νομοθεσίας ή σχετικής διοικητικ ής πράξης και (β) της PATRIOT Act. Επιπρόσθετα, θα μεριμνήσουν ώστε τα ανωτέρω να ισχύουν και για όλους τους Υπόχρεους και οποιοδήποτε μέλος του Ομίλου.

10.18	Κατά της διαφθοράς

(α) Οι Δανειζόμενες υπόσχονται ότι δεν θα χρησιμοποιήσουν το προϊόν του Δανείου αμέσως ή εμμέσως για οποιονδήποτε σκοπό παραβιάζει ή ενδέχεται να παραβιάζει τους εφαρμοστέους νόμους κατά της διαφθοράς συμπεριλαμβανομένων των Ν. 3666/2008 και Ν. 4320/15 όπως εκάστοτε ισχύουν και του νόμου των Ηνωμένων Πολιτειών U nited States Foreign Corrupt Practices Act έτους 1977 όπως εκάστοτε ισχύει. Οι Δανειζόμενες και ο Εγγυητής θα μεριμνήσουν ώστε τα ανωτέρω να ισχύουν και για όλους τους Υπόχρεους και οποιοδήποτε μέλος του Ομίλου .

(β) Οι Δανειζόμενες και ο Εγγυητής υπόσχονται ότι (α) θα διενεργούν τις εργασίες τους συμμορφούμενοι . προς όλους τους νόμους και κανονισμούς κατά της διαφθοράς και (β) θα διατηρούν αποτελεσματίκές πολιτικές και διαδικασίες προκειμένου να επιτυγχάνεται συμμόρφωση με τους ανωτέρω νόμους και κανονισμούς. Επίσης θα μεριμνήσουν ώστε τα ανωτέρω να ισχύουν και για όλους τους Υπόχρεους και οποιοδήποτε μέλος του Ομίλου.

10.19Οι     Δανειζόμενες δεν θα συμβληθούν σε συμβάσεις treasury με οποιαδήποτε τράπεζα ή χρηματοδοτικό οργανισμό χωρίς την προηγούμενη έγγραφη συναίνεση της Τράπεζας.

10.20Περί     πρόληψης και καταστολής νομιμοποίησης εσόδων από εyκληματικές δραστηριότητες. Χωρίς να θίγεται η γενικότητα του όρου 2.2 (σκοπός του Δανείου), οι Δανειζόμενες, κατά την εκπλήρωση των υποχρεώσεων τους σύμφωνα με τα προβλεπόμενα στα Έγγραφα Χρηματοδότησης δηλώνουν και υπόσχονται ότι: (α) ενεργούν για ίδιο λογαριασμό (β) θα χρησιμοποιήσουν το προϊόν του Δανείου για δικό τους όφελος, με δική τους ευθύνη και αποκλειστικά για τους σκοπούς που αναφέρονται στην παρούσα και (γ) δεν θα πράξουν οτιδήποτε κατά παράβαση οποιουδήποτε νόμου, ρυθμιστικού μέτρου ή διαδικασίας που ισχύει και εφαρμόζεται καθ' οιονδήποτε χρόνο μέχρι την πλήρη και ολοσχερή αποπληρωμή των Εξασφαλισμένων Οφειλών, για την καταπολέμηση της νομιμοποίησης εσόδων από εγκληματικές δραστηριότητες όπως προβλέπονται στον Ν.4557/2018 ως εκάστοτε ισχύει, και ανάλογης νομοθεσίας των Ηνωμένων Πολιτειών τόσο σε ομοσπονδιακό όσο και σε πολιτειακό επίπεδο.

10.20A         Διατήρηση ελεύθερης ρευστότητας Καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης εκάστη Δανειζόμενη θα διατηρεί στον Λογαριασμό Εσόδων της ελεύθερη ρευστότητα ποσού Δολαρίων ΗΠΑ τριακοσίων χιλιάδων (US$ 300.000).

11.	ΕΤΑΙΡΙΚΕΣ ΑΝΑΛΗΨΕΙ Σ ΥΠΟΧΡΕΩΣΕΩΝ

11.1.Γενικά    . Οι Δανειζόμενες και ο Εγγυητής υπόσχονται ότι στο βαθμό που τους αφορούν θα συμμορφώνονται με τις γενικές διατάξεις του παρόντος άρθρου καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης εκτός αν άλλως επιτρέψει εγγράφως η Τράπεζα.

11.2.Διατήρηση     καθεστώτος.Οι Δανειζόμενες και ο Εγγυητής θα διατηρούν την νομική τους αυτοτέλεια και θα τελούν εν ισχύ σύμφωνα με τους νόμους του κράτους σύστασης εκάστου εξ αυτών.

11.3.Οι     Δανειζόμενες και ο Εγγυητής (κατά περίπτωση) δηλώνουν και υπόσχονται ότι:

(α) Εκάστη Δανειζόμενη δεν θα διεξάγει οποιεσδήποτε εργασίες εκτός από την κυριότητα την λειτουργία και εκμετάλλευση του Πλοίου κυριότητάς της, την εκπλήρωση των υποχρεώσεων που προβλέπονται στα Έγγραφα Χρηματοδότησης και συναφείς με τα ανωτέρω δραστηριότητες (β) δεν θα προβαίνει σε αγορά, απαλλαγή ή επιστροφή του μετοχικού της κεφαλαίου ή των εκδοθεισών μετοχών της, ούτε θα παρέχει ή παραχωρεί σε οποιοδήποτε πρόσωπο δικαιώματα στις μετοχές ή του κεφάλαιό της, ούτε σε αγορά, απαλλαγή ή επιστροφή του μετοχικού της κεφαλα(ου ή των εκδοθεισών μετοχών της, ούτε θα παρέχει ή παραχωρεί σε οποιοδήποτε πρόσωπο δικαιώματα στις μετοχές ή του κεφάλαιό τους.

(β) οι Δανειζόμενες δεν θα συνάψουν, άνευ προηγούμενης εγγράφου συναινέσεως της Τραπέζης, περαιτέρω δανειακές/πιστωτικές συμβάσεις ως δανείστριες ή δανειζόμενες και δεν θα παρέχουν οποιαδήποτε πίστωση ή οικονομική βοήθεια ή εγγυήσεις υπέρ οποιουδήποτε προσώπου ή αναλάβουν υποχρεώσεις πέραν των απαιτούμενων κατά τη συνήθη πορεία των εργασιών τους,

(γ) δεν θα συγχωνευθούν ή ενσωματωθούν ή αποσπασθούν ή προβούν σε οποιαδήποτε άλλη μορφή αναδιοργάνωσης ή αλλάξουν την επωνυμία τους,

(δ) ουδεμία Δανειζόμενη θα αγοράσει άλλα πλοία (άμεσα ή έμμεσα ή μέσω θυγατρικών) ή περιουσιακά στοιχεία ούτε θα αναλάβει οποιαδήποτε άλλη οφειλή εκτός από αυτές που δημιουργούνται κατά την συνήθη πορεία της λειτουργίας του Πλοίου κυριότητάς της με συνήθεις χρηματοδοτικούς όρους και εκτός από οφειλές εκάστης Δανειζόμενης προς τους μετόχους της ή τον Εγγυητή, η εκπλήρωση των οποίων θα έπεται της πλήρους εκπλήρωσης των υποχρεώσεώv τους προς την Τράπεζα.

11.4.     Μερίσματα. Οι Δανειζόμενες δεν θα καταβάλλουν μερίσματα κατά την διάρκεια της Περιόδου Εξασφάλισης σε περίπτωση που υφίσταται Γεγονός Υπερημερίας που να συνεχίζεται ή σε περίπτωση που προκ ύπτει Γεγονός Υπερημερίας από την εν λόγω καταβολή μερισμάτων.

11.5.

(α) Οι Δανειζόμενες και ο Εγγυητής δεν θα καταστούν ΑΧΙ FATCA ή Φορολογικοί Υπόχρεοι ΗΠΑ χωρίς τηv προηγούμενη έγγραφη συναίνεση της Τράπεζας και υπόσχονται ότι το ίδιο θα ισχύει και για οποιοδήποτε άλλο Παρέχον Εξασφάλιση Μέρος, νοουμένου όμως ότι ο Εγγυητής είναι εταιρεία εισηγμένη στο Χρηματιστήριο NASDAQ της Νέας Υόρκης.

(β) Αν το ζητήσει η Τράπεζα, οι Δανειζόμενες και ο Εγγυητής θα φροντίσουν ώστε αν οποιοδήποτε εκ των Παρεχόντων Εξασφάλιση Μερών γίνει ΑΧΙ FATCA ή Φορολογικός Υπόχρεος Η ΠΑ να παραιτηθεί από την ιδιότητά του ως Παρέχον Εξασφάλιση Μέρος πριν τη νωρίτερη Ημερομηνία Εφαρμογής FATCA αναφορικά προς οποιαδήποτε πληρωμή από το εν λόγω Παρέχον Εξασφάλιση Μέρος (ή οποιαδήποτε καταβολή από την Τράπεζα που σχετίζεται με πληρωμή από τη Δανειζόμενη ή το εν λόγω Παρέχον Εξασφάλιση Μέρος). Είναι ευνόητο ότι στην περίπτωση αυτή τυγχάνει εφαρμογής το άρθρο 14.1της παρούσας.

12.         ΑΣΦΑΛΙΣΗ

12.1.Γενικά    . Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν στον βαθμό που τους αφορά την υποχρέωση έναντι της Τράπεζας να συμμορφώνονται με τις κατωτέρω διατάξεις του παρόντος άρθρου 12 καθ' όλη τη διάρκεια της Περιόδου Εξασφάλισης, εκτός αν άλλως επιτρέψει εγγράφως η Τράπεζα, και να τηρούν την Τράπεζα ενήμερη ως προς το περιεχόμενο όλων των συνεννοήσεων με τους ασφαλιστές τους σε σχέση με τις Ασφαλίσεις.

12.2.Διατήρηση     υποχρεωτικής ασφάλισης. Εκάστη Δανειζόμενη θα τηρεί το Πλοίο κυριότητάς της ασφαλισμένο, με δικά της έξοδα κατά των ακολούθων κινδύνων, ήτοι:

(α) κινδύνου σκάφους και μηχανής ( Hull and Machinery, H&M/IV, πυρκαγιάς και συνήθων ναυτικών κινδύνων (συμπεριλαμβανομένων κύτους και μηχανημάτων και καθ' υπέρβασιν κινδύνων),

(β) πολεμικών κινδύνων (συμπεριλαμβανομένης ευθύνης για προστασία και αποζημίωση από πολεμικές ενέργειες) και

(γ) κινδύνων προστασίας και αποζημιώσεως (συμπεριλαμβανομένης ασφάλισης για ευθύνη από ρύπανση και ασφάλισης για αστική ευθύνη έναντι του πληρώματος και τρίτων) και

(δ) οποιωνδήποτε άλλων κινδύνων η Τράπεζα ήθελε, καθ' οιονδήποτε χρόνο, ευλόγως ζητήσει σύμφωνα με την επικρατούσα πρακτική της αγοράς.

12.3.Όροι υποχρεωτικών ασφαλίσεων. Οι ασφαλίσεις των Πλοίων θα είναι: (α) σε Δολάρια,

(β) στην περίπτωση των κινδύνων σκάφους και μηχανής, πυρκαγιάς, συνήθων ναυτικών κινδύνων και πολεμικών κινδύνων για ένα συμφωνημένο ποσό (agreed νalue insura nce) το οποίο θα είναι σε κάθε περίπτωση 1) τουλάχιστον ίσο με την Εμπορική Αξία εκάστου Πλοίου και 2) για ποσό το οποίο αθροιζόμενο με την ασφαλιστική αξία του έτερου Πλοίου θα πρέπει να ισούται είτε ί) με το σύνολο της πλήρους εμπορικής αξίας των Πλοίων, είτε ί ί με το 125% του Δανείου πλέον του Πιστωτικού Ισοδυνάμου, οποιοδήποτε από αυτά είναι υψηλότερο

(γ) στην περίπτωση των κινδύνων για ευθύνη από ρύπανση, για ένα συνολικό ποσό ίσο με το μέγιστο ποσό ασφάλισης που παρέχεται εκάστοτε από την βασική ασφάλιση προστασίας και αποζημιώσεως (από την διεθνή ένωση αλληλασφαλιστικών οργανισμών προστασίας και αποζημιώσεως) και την διεθνή αγορά ναυτικής ασφάλισης (σήμερα Δολλ. ΗΠΑ 1.000.000.000) .

(δ) στην περίπτωση των κινδύνων προστασίας και αποζημιώσεως για την πλήρη αξία και χωρητικότητα εκάστου Πλοίου

(ε) με όρους της αποδοχής της Τράπεζας και

(στ) μtσω μεσιτών ασφάλισης πρώτης τάξεως και με nρώτης τάξεως ασφαλιστικtς εταφείες και/ή ασφαλιστές και/ή ενώσεις κατά πολεμικών κινδύνων της αποδοχής της Τράπεζας, και οι κίνδυνοι προστασίας και αποζημιώσεως θα ασφαλίζονται με μέλος της Διεθνούς Ένωσης Οργανισμών Προστασίας και Αποζημίωσης (Ιnternational Group of Ρ&Ι Clubs) της αποδοχής της Τράπεζας.

12.4.Επιπρόσθετες     ασφαλίσεις νια την Τράπεζα. Συμπληρωματικά των όρων του άρθρου 12.3., οι Δανειζόμενες και ο Εγγυητής θα μεριμνήσουν ώστε οι υποχρεωτικές ασφαλίσεις:

(α) να είναι στο όνομα της Δανειζόμενης Α και της Δανειζόμενης Β για το Πλοίο Α και το Πλοίο Β αντίστοιχα, ως μόνου ασφαλισμένου εκτός αν η Τράπεζα αποδεχθεί να συνασφαλιστεί και άλλο πρόσωπο, στην τελευταία δε περίπτωση αν το ζητήσει η Τράπεζα το εν λόγω πρόσωπο θα πρέπει να παρέχει στην Τράπεζα πρώτης τάξεως εκχώρηση του συμφέροντός του στις Ασφαλίσεις κατά τύπο και ουσία αποδεκτή από την Τράπεζα και να προσκομίσει όλα τα αποδεικτικά στοιχεία και γνωμοδοτήσεις σε σχέση με την εν λόγω εκχώρηση που η Τράπεζα τυχόν θα ζητήσει και κάθε άλλος συνασφαλιζόμενος θα δεσμευθεί εγγράφως προς την Τράπεζα (κατά τύπο και ουσία αποδεκτά από την Τράπεζα) και ότι το εν λόγω πρόσωπο θα πράξει οτιδήποτε αναγκαίο και θα προσκομίσει όλα τα έγγραφα, αποδεικτικά στοιχεία και πληροφορίες που θα επιτρέψουν στην Τράπεζα να εισπράξει ή αποζημιωθεί για ποσά τα οποία καθίστανται καταβλητέα σύμφωνα με τις υποχρεωτικές ασφαλίσεις,(β) οποτεδήποτε η Τράπεζα το ζητήσει, οι Δανειζόμενες θα κατονομάζουν την Τράπεζα ως επιπρόσθετο ασφαλισμένο με ρητή μνεία της παραίτησης των Δανειζομένων από το δικαίωμά τους στην υποκατάσταση της Τράπεζας και με αναφορά στην ανυπαρξία υποχρέωσης της Τράπεζας να καταβάλλει (αλλά διατηρώντας το δικαίωμα, εφόσον το επιθυμεί, να προβεί σε καταβολή) ασφάλιστρα ή οποιαδήποτε άλλα ποσά τυχόν απαιτούνται για την ασφάλιση,

(γ) να περιλαμβάνουν ρήτρα καταβολής ασφαλιστικής αποζημίωσης (loss paγa ble clause) στην οποία οι Δανειζόμενες θα κατονομάζουν την Τράπεζα ως μόνη δικαιούχο της με τις οδηγίες για την σχετική πληρωμή που θα παρέχει η Τράπεζα, η οποία θα συνταχθεί κατά τύπο και ουσία της αποδοχής της Τράπεζας,

(δ) οι υποχρεωτικές ασφαλίσεις θα προβλέπουν ότι όλες οι πληρωμές που θα γίνουν από ή για λογαριασμό των ασφαλιστών στην Τράπεζα θα πραγματοποιηθούν άνευ συμψηφισμού, ανταπαιτήσεως, εκπτώσεως και άνευ οποιωνδήποτε αφέσεων,

(ε) οι υποχρεωτικές ασφαλίσεις θα είναι κύριες, χωρίς συνεισφορά από άλλες ασφαλίσεις που τυχόν θα λάβει η Τράπεζα,

(στ) οι υποχρεωτικές ασφαλίσεις θα προβλέπουν ότι η Τράπεζα δικαιούται να προσκομίσει η ίδια βεβαίωση που αποδεικνύει την απώλεια για την οποία ζητείται ασφαλιστική αποζημίωση ( proof of loss), αν οι Δανειζόμενες δεν το nράπουν οι ίδιες και

(ζ) οι υποχρεωτικές ασφαλίσεις θα προβλέπουν ότι αν τυχόν ακυρωθούν ή αν συμβεί οποιαδήποτε ουσιώδης τροποποίηση στην ασφάλιση που επηρεάζει αρνητικά τα συμφέροντα της Τράπεζας ή αν επιτραπεί να λήξει κάποια από τις υποχρεωτικές ασφαλίσεις εξαιτίας μη καταβολής ασφαλίστρων, η εν λόγω ακύρωση, τροποποίηση ή λήξη δεν θα επηρεάζει την Τράπεζα για 30 ημέρες (ή 7 ημέρες στην περίπτωση των πολεμικών κινδύνων) από την λήψη από την Τράπεζα προηγούμενης έγγραφης ειδοποίησης από τους ασφαλιστές για την εν λόγω ακύρωση, τροποποίηση ή λήξη.

12.5.Ανανέωση     υποχρεωτικών ασφαλίσεων. Οι Δανειζόμενες αναλαμβάνουν τις ακόλουθες υποχρεώσεις:

(α) 21 ημέρες τουλάχιστον πριν την λήξη οποιασδήποτε υποχρεωτικής ασφάλισης: (1) θα ενημερώνουν την Τράπεζα ως προς τους ασφαλειομεσίτες (ή άλλους ασφαλιστές), τους οργανισμούς προστασίας και αποζημιώσεως και τους οργανισμούς κατά κινδύνων πολέμου με τους οποίους ή μέσω των οποίων οι Δανειζόμενες προτίθενται να ανανεώσουν την εν λόγω ασφάλιση, καθώς και ως προς τους προτεινόμενους όρους αυτής και (2) θα λαμβάνει την έγκριση της Τράπεζας για όλα τα ζητήματα που αναφέρονται υπό (1) ανωτέρω.

(β) τουλάχιστον 14 ημέρες πριν την λήξη των υποχρεωτικών ασφαλίσεων, θα ανανεώνουν τις ασφαλίσεις σύμφωνα με την έγκριση της Τράπεζας που αναφέρεται υπό (α) ανωτέρω.

(γ) θα μεριμνούν ώστε οι εγκεκριμένοι μεσίτες και/ή οι οργανισμοί προστασίας και αποζημιώσεως και οι οργανισμοί κατά πολεμικών κινδύνων με τους οποίους ανανεώνονται οι ασφαλίσεις εγκαίρως πριν την λήξη των κατ' εκείνον τον χρόνο ισχυουσών ασφαλίσεων να ειδοποιούν την Τράπεζα εγγράφως για τους όρους και τις προϋποθέσεις των εν λόγω ανανεώσεων.

12.6.Αντίγραφα     ασφαλίσεων. Επιστολές ανάληψης υποχρέωσης. Οι Δανειζόμενες θα μεριμνούν ώστε όλοι οι εγκεκριμένοι μεσίτες να αποστέλλουν στην Τράπεζα αντίγραφα (περιλαμβανομένων και αντιγράφων σχεδίων πριν την έκδοση) όλων των ασφαλιστηρίων που αφορούν σε υποχρεωτικές ασφαλίσεις είτε εκδίδονται για πρώτη φορά είτε κατόπιν ανανέωσης καθώς και επιστολές ανάληψ ης υποχρεώσεων κατά τον τύπο που απαιτεί η Τράπεζα όπου θα περιλαμβάνονται οι ακόλουθες υποχρεώσεις των εγκεκριμένων μεσιτών:

(α) να επισυνάπτουν σε κάθε ασφαλιστήριο μόλις αυτό εκδοθεί ρήτρα αποζημιώσεως (loss payable clause) και αναγγελία εκχώρησης σύμφωνα με τα προβλεπόμενα στο άρθρο 12.4.

(β) να τηρούν τις ασφαλίσεις και το όφελος αυτών εις διαταγήν της Τράπεζας σύμφωνα με την ως άνω αναφερόμενη ρήτρα αποζημιώσεως.

(γ) να ενημερώνουν άμεσα την Τράπεζα για οποιαδήποτε ουσιώδη αλλαγή των όρων των υποχρεωτικών ασφαλίσεων ή αν πάψουν να είναι οι μεσίτες των ασφαλίσεων.

(δ) να ενημερώνουν εγγράφως την Τράπεζα τουλάχιστον 14 ημέρες πριν την λήξη των υποχρεωτικών ασφαλίσεων αν τυχόν δεν έχουν λάβει οδηγίες ανανέωσης από τη Δανειζόμενη ή τους προστηθέντες αυτής και στην περίπτωση που έχουν λάβει σχετικές οδηγίες θα ενημερώνουν άμεσα την Τράπεζα για τους όρους που περιέχονται στις ως άνω οδηγίες.

(ε) να αποστέλλουν στην Τράπεζα άμεσα οποιαδήποτε ειδοποίηση ακύρωσης τυχόν λάβουν από τους ασφαλιστές σύμφωνα με τους όρους των ασφαλίσεων και

{στ) αν οι ασφαλίσεις αποτελούν μέρος ασφάλισης στόλου, να μην συμψηφίσουν οποιαδήποτε ποσά ασφαλιστικών αποζημιώσεων οφείλονται στη Δανειζόμενη Α σε σχέση με το nλοίο Α ή στη Δανειζόμενη Β σε σχέση με Πλοίο Β, αντίστοιχα με οποιαδήποτε ασφάλιστρα τα οποία τυχόν οφείλονται σε σχέση με άλλα πλοία που περιλαμβάνονται στην ασφάλιση στόλου ή με ασφάλιστρα που αφορούν άλλες ασφαλίσεις ούτε να ακυρώσουν την ασφάλιση του αντίστοιχου Πλοίου εξαιτίας μη καταβολής των εν λόγω ασφαλίστρων αλλά να προβούν σε έκδοση χωριστού ασφαλιστηρίου σε σχέση με το αντίστοιχο Πλοίο άμεσα μόλις τους ζητηθεί από την Τράπεζα.

12.7.Αντίγραφα     πιστοποιητικών εισδοχής σε αλληλασφαλιστικό οργανισμό. Οι Δανειζόμενες και ο Εγγυητής θα διασφαλίζουν ότι οποιοσδήποτε οργανισμός προστασίας και αποζημιώσεως ή οργανισμός κατά πολεμικών κινδύνων στον οποίον ασφαλίζονται τα Πλοία θα παρέχει στην Τράπεζα τα κάτωθι:

(α) αντίγραφο του πιστοποιητικού εισδοχής (certifίcate of entry) εκάστου Πλοίου

(β) επιστολή ή επιστολές ανάληψης υποχρεώσεων κατά τον τύπο που απαιτεί η Τράπεζα

(γ) αν απαιτείται να εκδοθεί σύμφωνα με τους όρους ασφάλισης/αποζημίωσης του οργανισμού προστασίας και αποζημίωσης εκάστου Πλοίου, επικυρωμένο αντίγραφο κάθε τριμηνιαίας δήλωσης ταξιδίου προς τις ΗΠΑ (ή οποιοδήποτε άλλο παρόμοιο έγγραφο ή έγγραφα) εκάστης Δανειζόμενης σε σχέση με το Πλοίο κυριότητάς της, αντίστοιχα σύμφωνα με τις απαιτήσεις του εν λόγω οργανισμού προστασίας και αποζημίωσης και

(δ) επικυρωμένο αντίγραφο κάθε πιστοποιητικού οικονομικής ευθύνης για ρύπανση από πετρέλαιο ή άλλη Περιβαλλοντικά Σημαντική Ουσία που εκδίδεται από την αρμόδια πιστοποιούσα αρχή σε σχέση με έκαστο Πλοίο.

12.8. Κατάθεση πρωτότυπων ασφαλιστηρίων. Οι Δανειζόμενες και ο Εγγυητής θα μεριμνούν ώστε όλα τα ασφαλιστήρια που αφορούν τις υποχρεωτικές ασφαλίσεις να κατατίθενται στους εγκεκριμένους μεσίτες μέσω των οποίων συνήφθησαν ή ανανεώθηκαν οι ασφαλίσεις.

12.9. Πληρωμή ασφαλίστρων. Οι Δανειζόμενες θα καταβάλλουν όλα τα ασφάλιστρα και οποιοδήποτε άλλο ποσό οφείλεται σε σχέση με τις υποχρεωτικές ασφαλίσεις εγκαίρως και θα προσκομίζουν στην Τράπεζα όλες τις σχετικές εξοφλητικές αποδείξεις αν αυτό ζητηθεί από την Τράπεζα.

12.10. Εγγυήσεις. Οι Δανειζόμενες θα διασφαλίζουν ότι οποιεσδήποτε εγγυήσεις απαιτούνται από τον οργανισμό προστασίας και αποζημιώσεως ή τον οργανισμό κατά πολεμικών κινδύνων θα εκδίδονται πάραυτα και θα παραμένουν σε πλήρη ισχύ.

12.11. Περιορισμοί απασχόλησης. Καμία Δανειζόμενη δεν θα απασχολεί το Πλοίο κυριότητάς της ούτε θα επιτρέπει την απασχόλησή του εκτός του πεδίου της ασφαλιστικής κάλυψης που παρέχεται από τις υποχρεωτικές ασφαλίσεις.

12.12. Συμμόρφωση προς τους όρους των ασφαλίσεων. Οι Δανειζόμενες και ο Εγγυητής δεν θα πράξουν ή παραλείψουν (ή επιτρέψουν την πράξη ή παράλειψη) οτιδήποτε δύναται να καταστήσει οποιαδήποτε υποχρεωτική ασφάλιση άκυρη, ακυρώσιμη ή ανεφάρμοστη ή οποιοδήποτε καταβλητέο σύμφωνα με τις ασφαλίσεις ποσό, επιστρεπτέο εν όλω ή εν μέρει, και συγκεκριμένα:

(α) θα λαμβάνουν όλα τα αναγκαία μέτρα και θα συμμορφούνται με όλους τους όρους των υποχρεωτικών ασφαλίσεων που εκάστοτε είναι εφαρμοστέοι και [άνευ περιορισμού των υποχρεώσεων του άρθρου 12.7 (γ)] θα διασφαλίζουν ότι οι υποχρεωτικές ασφαλίσεις δεν περιέχουν εξαιρέσεις ή αιρέσεις με τις οποίες δεν έχει εκ των προτέρων συμφωνήσει η Τράπεζα.

(β δεν θα αλλάξουν τον νηογνώμονα ή τον διαχειριστή ή τον έχοντα την ευθύνη της λειτουργίας (operator) οποιουδήποτε Πλοίου που έχει εγκριθεί από τους ασφαλιστές των υποχρεωτικών ασφαλίσεων.

(γ) θα συντάσσουν όλες τις τριμηνιαίες ή άλλες δηλώσεις ταξιδίων που τυχόν απαιτούνται από τον οργανισμό προστασίας και αποζημιώσεως ή τον οργανισμό κατά πολεμικών κινδύνων στους οποίους έχει ενταχθεί το Πλοίο προκειμένου να είναι ισχυρή η ασφαλιστική κάλυψή του για ταξίδια στις Ηνωμένες Πολιτείες της Αμερικής και την Αποκλειστική Οικονομική Ζώνη των ΗΠΑ (ως αυτή ορίζεται στον νόμο των ΗΠΑ (United States Oil Pollution Act 1990 ή οποιαδήποτε άλλη εφαρμοστέα νομοθεσία) και άμεσα θα παραδίδουν αντίγραφα αυτών στην Τράπεζα, και

(δ) ουδεμία Δανειζόμενη δεν θα απασχολεί το Πλοίο κυριότητάς της ούτε θα επιτρέπει την απασχόλησή του με οποιονδήποτε άλλο τρόπο εκτός της πλήρους συμμόρφωσης προς τους όρους και τις προϋποθέσεις των υποχρεωτικών ασφαλίσεων εκτός αν εκ των προτέρων έχει λάβει σχετική συναίνεση των ασφαλιστών και έχει συμμορφωθεί με οποιεσδήποτε απαιτήσεις τις οποίες τυχόν έχουν επιβάλει οι ασφαλιστές.

(ε) Όλες οι ανωτέρω ασφαλίσεις δέον να τυγχάνουν της αποδοχής της Τράπεζας μετά από προηγούμενη γνωμάτευση των ασφαλιστικών συμβούλων της. Σε περίπτωση ύπαρξης οποιωνδήποτε παρατηρήσεων 41

οι Δανειζόμενες και ο Εγγυητής υποχρεούνται να συμμορφώνονται άμεσα με αυτές. Τα έξοδα των εν λόγω γνωματεύσεων θα βαρύνουν τις Δανειζόμενες και τον Εγγυητή.

12.13. Τροποποίηση όρων των ασφαλίσεων. Οι Δανειζόμενες δεν θα μεταβάλουν ούτε θα συμφωνήσουν στην μεταβολή των όρων των υποχρεωτικών ασφαλίσεων ούτε θα παραιτηθούν από οποιοδήποτε δικαίωμα που παρέχεται από αυτές (τις υποχρεωτικές ασφαλίσεις) άνευ της προηγούμενης έγγραφης συναίνεσης της Τράπεζας (η οποία συναίνεση θα δίνεται με εύλογα κριτήρια).

12.14. Συμβιβασμός απαιτήσεων. Οι Δανειζόμενες δεν θα συμβιβάσουν, διακανονίσουν ή εγκαταλείψουν οποιαδήποτε απαίτηση απορρέουσα από υποχρεωτική ασφάλιση για Ολική Απώλεια ή για Σοβαρό Ατύχημα και θα πράξουν οτιδήποτε είναι αναγκαίο και θα προσκομίσουν όλα τα έγγραφα, αποδεικτικά στοιχεία και πληροφορίες προκειμένου η Τράπεζα να είναι σε θέση να εισπράξει ή να αποζημιωθεί για ποσά που καταβλήθηκαν οποτεδήποτε σε σχέση με τις υποχρεωτικές ασφαλίσεις.

12.15. Προσκόμιση αντιγράφων επικοινωνίας. Οι Δανειζόμενες θα προσκομίζουν στην Τράπεζα, κατά τον χρόνο οποιασδήποτε επικοινωνίας, αντίγραφα όλων των ουσιωδών έγγραφων συνεννοήσεων μεταξύ της ιδίας και (α) των εγκεκριμένων μεσιτών (β) των εγκεκριμένων οργανισμών προστασίας και αποζημιώσεων και/ή των οργανισμών κατά πολεμικών κινδύνων και (γ) των εγκεκριμένων ασφαλιστικών εταιρειών και/ή ασφαλιστών που σχετίζονται άμεσα ή έμμεσα (1) με τις υποχρεώσεις της αναφορικά προς τις υποχρεωτικές ασφαλίσεις, περιλαμβανομένων ενδεικτικά όλων των αναγκαίων δηλώσεων και πληρωμής επασφαλίστρων ή πρόσθετων ασφαλίστρων προς τον οργανισμό προστασίας και αποζημίωσης ή τον οργανισμό κατά πολεμικών κινδύνων και (2) με οποιαδήποτε πιστωτική διευθέτηση μεταξύ της Δανειζόμενης και οποιουδήποτε από τα πρόσωπα που αναφέρονται υπό (α) ή (β) ανωτέρω αναφορικά εν όλω ή εν μέρει προς την σύναψη ή διατήρηση των υποχρεωτικών ασφαλίσεων.

12.16. Παροχή πληροφοριών. Επιπροσθέτως, οι Δανειζόμενες θα προσκομίζουν πάραυτα στην Τράπεζα (ή σε οποιαδήποτε πρόσωπα η τελευταία υποδείξει) όλες τις πληροφορίες που η Τράπεζα (ή το υποδειχθέν από αυτήν πρόσωπο) ζητά προκειμένου:

(α) να ληφθεί ή συνταχθεί γραπτή αναφορά από ανεξάρτητο μεσίτη θαλάσσιας ασφάλισης ως προς την καταλληλότητα των υποχρεωτικών ασφαλίσεων που έχουν συναφθεί ή πρόκειται να συναφθούν και/ή

(β) να συναφθούν, διατηρηθούν ή ανανεωθούν οι ασφαλίσεις που αναφέρονται στο άρθρο 12 ή να διευθετηθούν ζητήματα σχετιζόμενα με τις εν λόγω ασφαλίσεις

και οι Δανειζόμενες, αμέσως μόλις τους ζητηθεί θα αποζημιώνουν την Τράπεζα σε σχέση με οποιεσδήποτε αμοιβές και έξοδα.

12.17. Συμφέρον του ενυπόθηκου δανειστή, επιπρόσθετοι κίνδυνοι. Η Τράπεζα δικαιούται οποτεδήποτε να συνάπτει, διατηρεί και ανανεώνει και ασφάλιση του ενυποθήκου συμφέροντός της (mortgagee’s interest marine insurance – «ασφάλιση ΜΙΙ»)). Το ποσό της εν λόγω ασφάλισης θα ισούται τουλάχιστον με το 115% της Εγγυημένης Οφειλής πλέον του Πιστωτικού Ισοδυνάμου (του Πιστωτικού Ισοδυνάμου προστεθειμένου μόνο στην περίπτωση που ενεργοποιηθεί η Σύμβαση ISDA, ρητά συμφωνουμένου όμως ότι η Σύμβαση ISDA δεν θα μπορεί να ενεργοποιηθεί παρά μόνο κατόπιν τροποποίησης της ασφάλισης ΜΙΙ ώστε να περιλαμβάνει και το Πιστωτικό Ισοδύναμο) υπό τους όρους, με τους ασφαλιστές και γενικά με τον τρόπο που η Τράπεζα εκάστοτε αποφασίζει.

Οι ως άνω ασφαλίσεις θα συνάπτονται από την Τράπεζα, με έξοδα των Δανειζομένων και/ή του Εγγυητή κατόπιν υποβολής των αναγκαίων δικαιολογητικών και τιμολογίων και, σε περίπτωση μη καταβολής από αυτούς των σχετικών ασφαλίστρων εντός πέντε (5) Εργάσιμων Ημερών από προηγούμενη έγγραφη ειδοποίηση της Τράπεζας και την λήψη των αναγκαίων δικαιολογητικών και τιμολογίων, εκάστη Δανειζόμενη και ο Εγγυητής εξουσιοδοτούν από τούδε ανέκκλητα και ανεπιφύλακτα την Τράπεζα να χρεώνει με αυτά οιονδήποτε λογαριασμό καταθέσεών τους. 42

12.18. Αναθεώρηση των απαιτουμένων ασφάλισης. Η Τράπεζα θα αναθεωρεί τα απαιτούμενα κατά το άρθρο 12 της παρούσας από καιρού εις καιρόν ώστε να λαμβάνεται υπ’ όψιν οποιαδήποτε μεταβολή των περιστάσεων μετά την ημερομηνία υπογραφής της παρούσας που, κατά την κρίση της Τράπεζας, είναι σημαντική και ικανή να επηρεάσει τις Δανειζόμενες ή τα Πλοία και την ασφάλιση (συμπεριλαμβανομένων ενδεικτικά μεταβολών της διαθεσιμότητας ή του κόστους της ασφαλιστικής κάλυψης ή των κινδύνων που τυχόν διατρέχουν η Δανειζόμενες) και δύναται να διορίζει ασφαλιστικούς συμβούλους σε σχέση με την αναθεώρηση αυτή, του σχετικού κόστους βαρύνοντος τις Δανειζόμενες.

12.19. Τροποποίηση των απαιτουμένων ασφάλισης. Η Τράπεζα θα ειδοποιεί τις Δανειζόμενες για οποιεσδήποτε τροποποιήσεις στις ασφαλίσεις του άρθρου 12 της παρούσας εύλογα κρίνει ότι πρέπει να γίνουν είτε σύμφωνα με τις γνωματεύσεις των ασφαλιστικών συμβούλων της (τα έξοδα των οποίων θα βαρύνουν τις Δανειζόμενες) είτε σύμφωνα με τις περιστάσεις και οι τροποποιήσεις αυτές θα λάβουν χώρα και θα τίθενται σε ισχύ από την ημερομηνία της έγγραφης ειδοποίησης της Τράπεζας προς τις Δανειζόμενες, θα θεωρούνται δε ως τροποποίηση του άρθρου 12 της παρούσας και θα δεσμεύουν τις Δανειζόμενες και τον Εγγυητή.

12.20. Συμμόρφωση με οδηγίες. Η Τράπεζα δικαιούται (με την επιφύλαξη όλων των δικαιωμάτων της που προβλέπονται σε οποιοδήποτε Έγγραφο Χρηματοδότησης) να απαιτήσει να παραμείνει οποιοδήποτε Πλοίο σε οποιοδήποτε ασφαλές λιμάνι ή να μεταβεί σε ασφαλές λιμάνι που θα υποδείξει η Τράπεζα μέχρις ότου οι Δανειζόμενες ενσωματώσουν στους όρους των υποχρεωτικών ασφαλίσεων οποιεσδήποτε τροποποιήσεις ή προβούν στις λειτουργικές αλλαγές που απαιτούνται ως αποτέλεσμα της ειδοποίησης του άρθρου 12.19 ανωτέρω.

13. ΔΗΛΩΣΕΙΣ ΚΑΙ ΑΝΑΛΗΨΕΙΣ ΥΠΟΧΡΕΩΣΕΩΝ ΣΕ ΣΧΕΣΗ ΜΕ ΤΑ ΠΛΟΙΑ

13.1. Γενικά. Οι Δανειζόμενες και ο Εγγυητής στο βαθμό που τους αφορά αναλαμβάνουν την υποχρέωση έναντι της Τράπεζας να συμμορφώνονται με τους ακόλουθους όρους του άρθρου 13 κατά πάντα χρόνο κατά τη διάρκεια της Περιόδου Εξασφάλισης εκτός αν άλλως επιτρέψει εγγράφως η Τράπεζα.

13.2 ‘Όνομα εκάστου Πλοίου και νηολόγηση. Εκάστη Δανειζόμενη (α) θα τηρεί το Πλοίο κυριότητάς της νηολογημένο στο όνομά της υπό μία Αποδεκτή Σημαία και δεν θα πράξει οτιδήποτε δύναται να ακυρώσει ή διακινδυνεύσει την νηολόγηση του Πλοίου υπό την συγκεκριμένη Αποδεκτή Σημαία, (β) δεν θα αλλάξει το όνομα, την σημαία ή τον λιμένα νηολόγησης του Πλοίου κυριότητάς της χωρίς την προηγούμενη έγγραφη συναίνεση της Τράπεζας η οποία δεν μπορεί να την αρνηθεί χωρίς εύλογη αιτία και (γ) δεν θα προβεί σε ούτε θα επιτρέψει την διπλή νηολόγηση του Πλοίου.

13.3. Νηογνώμονας και τήρηση των Κωδίκων ISM και ISPS. Οι Δανειζόμενες θα τηρούν τα Πλοία σε καλή και ασφαλή κατάσταση (α) που συνάδει με πρακτικές πρώτης τάξεως πλοιοκτησίας και διαχείρισης (β) που διασφαλίζει ότι τα Πλοία διατηρούν την υψηλότερη κλάση για πλοία της ηλικίας, του τύπου και των προδιαγραφών τους και ότι παρακολουθούνται από πρώτης τάξεως νηογνώμονα, μέλος του IACS και εγκεκριμένο από την Τράπεζα, άνευ οποιωνδήποτε ληξιπρόθεσμων συστάσεων και παρατηρήσεων που μπορούν να επηρεάσουν την κλάση τους, καθώς και ότι συμμορφώνονται με όλους τους νόμους (συμπεριλαμβανομένων όλων των απαιτουμένων σύμφωνα με τις σχετικές διεθνείς συμβάσεις) και κανονισμούς που εφαρμόζονται σε πλοία νηολογημένα σε λιμένες της Αποδεκτής Σημαίας ή σε πλοία που εμπορεύονται σε οποιαδήποτε δικαιοδοσία τυχόν εμπορεύονται τα Πλοία, συμπεριλαμβανομένων ενδεικτικά του Κώδικα ISM και του Κώδικα ISPS. Τις ίδιες υποχρεώσεις, στον βαθμό που την αφορούν, θα αναλάβει και η Διαχειρίστρια.

13.4. Μετατροπές. Οι Δανειζόμενες δεν θα επιφέρουν χωρίς την συναίνεση της Τράπεζας οποιεσδήποτε μετατροπές ούτε θα διενεργήσουν επισκευές ή προβούν σε αντικατάσταση των Πλοίων ή εξοπλισμού τους που δύναται να μεταβάλει ουσιωδώς την κατασκευή, τον τύπο ή τα χαρακτηριστικά τους ή να μειώσει ουσιωδώς την αξία τους εκτός αν επιβάλλεται για λόγους συμμόρφωσης σε τυχόν εφαρμοστέους κανονισμούς ή νόμους που αφορούν τα Πλοία. 43

13.5. Αφαίρεση μερών. Ούτε οι Δανειζόμενες ούτε η Διαχειρίστρια θα αφαιρέσουν κανένα ουσιώδες μέρος οποιουδήποτε Πλοίου ή οποιοδήποτε στοιχείο του εξοπλισμού του εκτός αν το εν λόγω μέρος ή στοιχείο αντικατασταθεί πάραυτα με άλλο κατάλληλο μέρος ή στοιχείο της ίδιας ή καλύτερης κατάστασης από αυτό που αφαιρέθηκε, άνευ οποιασδήποτε επ’ αυτού Εξασφάλισης ή δικαιώματος οποιουδήποτε προσώπου με εξαίρεση την Τράπεζα το οποίο, μόλις εγκατασταθεί στο εν λόγω Πλοίο καθίσταται ιδιοκτησία της Δανειζόμενης-πλοιοκτήτριας του εν λόγω Πλοίου και βαρύνεται με την Υποθήκη σημειωμένου πάντως ότι εκάστη Δανειζόμενη δύναται να εγκαταστήσει εξοπλισμό που ανήκει κατά κυριότητα σε τρίτο πρόσωπο αν ο εν λόγω εξοπλισμός μπορεί να αφαιρεθεί χωρίς κίνδυνο ζημίας του Πλοίου κυριότητάς της.

13.6. Επιθεωρήσεις. Οι Δανειζόμενες θα υποβάλλουν τα Πλοία τακτικά σε όλες τις περιοδικές και άλλες επιθεωρήσεις που τυχόν απαιτούνται από τον νηογνώμονα και σε αυτές που τυχόν εύλογα απαιτούνται από την Τράπεζα, το κόστος των οποίων βαρύνει τις Δανειζόμενες, και αν η Τράπεζα το ζητήσει, οι Δανειζόμενες θα παρέχουν σε αυτήν αντίγραφα όλων των αναφορών επιθεωρήσεων νοουμένου πάντα ότι σε κάθε περίπτωση που δεν έχει επέλθει Γεγονός Υπερημερίας που να συνεχίζεται οι Δανειζόμενες θα αναλάβουν το έξοδα των σχετικών επιθεωρήσεων μόνο μία φορά ετησίως για έκαστο Πλοίο. Η Τράπεζα δικαιούται ετησίως να ζητά μία ή περισσότερες τεχνικές αναφορές για έκαστο Πλοίο από επιθεωρητές διοριζόμενους από την Τράπεζα, το κόστος των οποίων επίσης βαρύνει τις Δανειζόμενες.

13.7. Επίσκεψη. Εκάστη Δανειζόμενη και η Διαχειρίστρια θα επιτρέπουν στην Τράπεζα (ή σε επιθεωρητές ή άλλα πρόσωπα διορισμένα από την Τράπεζα για αυτόν τον λόγο) να επιβιβάζεται στο Πλοίο κυριότητάς της καθ’ οποιονδήποτε εύλογο χρόνο χωρίς όμως ουδεμία διατάραξη στο δρομολόγιο ή την ναύλωση του εν λόγω Πλοίου για να ελέγξει την κατάσταση του Πλοίου αυτού και τυχόν προτεινόμενων ή υλοποιημένων επισκευών, η δε Δανειζόμενη-πλοιοκτήτρια του εν λόγω Πλοίου και η Διαχειρίστρια θα παρέχουν κάθε σχετική βοήθεια, το δε σχετικό κόστος βαρύνει τις Δανειζόμενες.

13.8. Αποφυγή απαγόρευσης απόπλου και άρση αυτής. Οι Δανειζόμενες και ο Εγγυητής θα φροντίζουν για την άμεση εξόφληση:

(α) όλων των απαιτήσεων που παρέχουν ναυτικό προνόμιο ή προνόμιο κατοχής στον δανειστή τους ή δύνανται να οδηγήσουν σε συντηρητική ή αναγκαστική εκτέλεση κατά οποιουδήποτε Πλοίου, των Εσόδων ή των Ασφαλίσεων

(β) όλων των φόρων, τελών και άλλων ποσών που οφείλονται σε σχέση με τα Πλοία, τα Έσοδα ή τις Ασφαλίσεις και

(γ) όλων των οφειλών των Πλοίων, των Εσόδων ή των Ασφαλίσεών τους

και πάραυτα μόλις κοινοποιηθεί σε οποιαδήποτε Δανειζόμενη απαγόρευση απόπλου του Πλοίου κυριότητάς της ή παρακράτηση αυτού λόγω οποιουδήποτε προνομίου ή απαίτησης, οι Δανειζόμενες και ο Εγγυητής θα φροντίσουν εντός 5 Εργάσιμων Ημερών για την άρση των ως άνω μέτρων παρέχοντας εγγυητική επιστολή ή με οποιονδήποτε άλλο τρόπο τυχόν απαιτείται.

13.9. Συμμόρφωση προς νόμους κ.λπ. της Διαχειρίστριας. Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν τις κατωτέρω αναφερόμενες υποχρεώσεις και οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν την υποχρέωση να μεριμνήσουν ώστε και η Διαχειρίστρια να συμμορφώνεται με αυτές, ήτοι:

(α) να συμμορφώνονται με τον Κώδικα ISM και τον Κώδικα ISPS, όλους τους Περιβαλλοντικούς Νόμους και όλους τους εφαρμοστέους νόμους και τους κανονισμούς που αφορούν τα Πλοία, την κυριότητα αυτών, την λειτουργία και την διαχείρισή τους (περιλαμβανομένης ενδεικτικά της λήψης όλων των σχετικών πιστοποιητικών οικονομικής ευθύνης και οποιωνδήποτε άλλων προαπαιτουμένων για την είσοδο στα χωρικά ύδατα ή τον ελλιμενισμό σε οποιοδήποτε λιμάνι των ΗΠΑ), 44

(β) να συμμορφώνονται (και να μεριμνούν ώστε όλα τα Παρέχοντα Εξασφάλιση Μέρη συμμορφώνονται) με όλες τις Κυρώσεις και να μην επιτρέπουν στα Πλοία να μεταβαίνουν σε λιμένες ή οποιοδήποτε μέρος υπόκειται σε Κυρώσεις, με τη μεταφορά παράνομων ή απαγορευμένων προϊόντων με τρόπο που μπορεί να καταστήσει οποιοδήποτε Πλοίο υπεύθυνο για καταδίκη από δικαστήριο, καταστροφή, κατάσχεση ή δήμευση σε οποιοδήποτε μέρος του κόσμου που υπάρχουν εχθροπραξίες (είτε έχει κηρυχθεί πόλεμος είτε όχι) ή με τη μεταφορά αγαθών λαθρεμπορίου,

(γ) να μην απασχολούν τα Πλοία ή επιτρέπουν την απασχόλησή τους κατά τρόπο αντίθετο προς οποιονδήποτε εφαρμοστέο νόμο ή κανονισμό σε οποιαδήποτε σχετική δικαιοδοσία συμπεριλαμβανομένης (ενδεικτικά) της σύναψης συναλλαγών με οποιοδήποτε νομικό πρόσωπο ή κράτος υπόκειται σε Κυρώσεις από οποιαδήποτε Επιβάλλουσα Αρχή ή σύμφωνα με τον Κώδικα ISM και τον Κώδικα ISPS και

(δ) στην περίπτωση εχθροπραξιών σε οποιοδήποτε μέρος του κόσμου (είτε έχει κηρυχθεί πόλεμος είτε όχι) να μην επιτρέπουν στα Πλοία να εισέλθουν ή να εμπορευθούν σε οποιοδήποτε μέρος έχει κηρυχθεί εμπόλεμη ζώνη από οποιαδήποτε κυβέρνηση ή από τους ασφαλιστές κατά κινδύνων πολέμου των Πλοίων εκτός αν έχουν λάβει την προηγούμενη έγγραφη συναίνεση της Τράπεζας και οι Δανειζόμενες, με δικά τους έξοδα, έχουν λάβει την ειδική, επιπρόσθετη ή τροποποιημένη ασφαλιστική κάλυψη που απαιτούν οι ασφαλιστές και εγκρίνει η Τράπεζα.

13.10. Παροχή πληροφοριών. Οι Δανειζόμενες και ο Εγγυητής θα παρέχουν άμεσα στην Τράπεζα οποιαδήποτε πληροφορία η τελευταία ζητήσει σχετικά με:

(α) τα Πλοία, την απασχόλησή τους, τη θέση τους και τη δραστηριότητά τους

(β) τα Έσοδα και τις πληρωμές και τα οφειλόμενα στον πλοίαρχο και το πλήρωμα εκάστου Πλοίου

(γ) οποιαδήποτε έξοδα έγιναν ή είναι πιθανό να γίνουν σε σχέση με την λειτουργία, συντήρηση ή επισκευή των Πλοίων και τις καταβολές που έγιναν για έκαστο εξ αυτών

(δ) οποιεσδήποτε ρυμουλκήσεις ή διασώσεις

(ε) την συμμόρφωσή τους, την συμμόρφωση της Διαχειρίστριας ή την συμμόρφωση των Πλοίων με τον Κώδικα ISM και τον Κώδικα ISPS

και άμα τη αιτήσει της Τράπεζας θα προσκομίζουν αντίγραφα οποιουδήποτε ναυλοσυμφώνου οποιουδήποτε Πλοίου και οποιασδήποτε εγγύησης ναυλοσυμφώνου καθώς και αντίγραφα των απαιτουμένων εγγράφων κατά τον Κώδικα ISM και τον Κώδικα ISPS και όλων των πιστοποιητικών των Πλοίων τα οποία θα πρέπει να είναι πάντα εν ισχύ.

13.11. Ειδοποίηση ορισμένων συμβάντων. Οι Δανειζόμενες και ο Εγγυητής θα ειδοποιούν άμεσα την Τράπεζα με επιστολή αν συμβεί οποιοδήποτε εκ των κατωτέρω συμβάντων:

(α) ατύχημα που είναι Σοβαρό Ατύχημα,

(β) συμβάν που οδηγεί στην Ολική Απώλεια οποιουδήποτε Πλοίου ή που με την πάροδο του χρόνου ή για οποιονδήποτε άλλο λόγο δύναται να καταστήσει το Πλοίο Ολική Απώλεια,

(γ) απαίτηση ή σύσταση οποιουδήποτε ασφαλιστή ή νηογνώμονα ή αρμόδια αρχή με την οποία (απαίτηση ή σύσταση) οποιαδήποτε Δανειζόμενη δεν συμμορφωθεί σύμφωνα με τους όρους και το χρονοδιάγραμμα αυτών,

(δ) πραγματική απαγόρευση απόπλου ή παρακράτηση ή άσκηση προνομίου επί οποιουδήποτε Πλοίου, των Εσόδων του ή της Αποζημίωσης λόγω Επιτάξεως οποιουδήποτε Πλοίου,

(ε) δεξαμενισμό οποιουδήποτε Πλοίου,

(στ) Περιβαλλοντική Απαίτηση κατά οποιασδήποτε Δανειζόμενης ή οποιουδήποτε Πλοίου ή Περιβαλλοντικό Συμβάν,

(ζ) απαίτηση για παράβαση του Κώδικα ISM ή του Κώδικα ISPS κατά της Δανειζόμενης, της Διαχειρίστριας ή καθ’ οιονδήποτε τρόπο σχετιζόμενη με το Πλοίο, ή

(η) άλλο ζήτημα, συμβάν ή περιστατικό πραγματικό, το αποτέλεσμα του οποίου θα είναι ή είναι δυνατόν να επιφέρει παράβαση των διατάξεων του Κώδικα ISM ή του Κώδικα ISPS

και οι Δανειζόμενες θα ενημερώνουν την Τράπεζα τακτικά, εγγράφως και όσο λεπτομερώς απαιτεί η τελευταία αναφορικά προς την αντίδραση οποιασδήποτε Δανειζόμενης, της Διαχειρίστριας ή οποιουδήποτε άλλου προσώπου ως προς τα παραπάνω συμβάντα ή ζητήματα.

13.12. Περιορισμοί ναύλωσης, διορισμού διαχειριστών κ.λπ. Οι Δανειζόμενες δεν δύνανται, χωρίς την προηγούμενη έγγραφη συναίνεση της Τράπεζας, να πράξουν οποιοδήποτε εκ των κατωτέρω άνευ της προηγούμενης συναίνεσης της Τράπεζας, την οποία η Τράπεζα δεν δύναται να αρνηθεί άνευ εύλογης αιτίας:

(α) να ναυλώσουν τα Πλοία γυμνά για οποιοδήποτε χρονικό διάστημα,

(β) να συμβληθούν σε οποιοδήποτε ναυλοσύμφωνο διάρκειας 12 μηνών και άνω (συμπεριλαμβανομένου τυχόν δικαιώματος του ναυλωτή για παράταση της διάρκειας του Ναυλοσυμφώνου – options) ,

(γ) να συμφωνήσουν την ναύλωση των Πλοίων με όρο προκαταβολής ναύλου μεγαλύτερου των 2 μηνών,

(δ) να διορίσουν εμπορική ή τεχνική διαχειρίστρια ή διαχειρίστρια λειτουργίας των Πλοίων πρόσωπο διάφορο της Εγκεκριμένης Διαχειρίστριας ή να συμφωνήσουν στην αλλαγή των όρων διορισμού της Εγκεκριμένης Διαχειρίστριας,

(ε) να παροπλίσουν τα Πλοία,

(στ) να θέσουν οποιουδήποτε Πλοίο στην κατοχή οποιουδήποτε προσώπου με σκοπό να γίνουν επ’ αυτού εργασίες για ποσό που υπερβαίνει ή είναι πιθανόν να υπερβεί το ποσό του Σοβαρού Ατυχήματος εκτός αν το εν λόγω πρόσωπο έχει παράσχει προς την Τράπεζα έγγραφη δέσμευση ικανοποιητική για την Τράπεζα ότι δεν θα ασκήσει οποιοδήποτε προνόμιο επί του εν λόγω Πλοίου ή των Εσόδων του για το κόστος της εργασίας του ή για οποιονδήποτε άλλο λόγο,

(ζ) να αλλάξουν τον νηογνώμονα των Πλοίων.

13.13. Διανομή Εσόδων. Οι Δανειζόμενες δεν θα συμφωνήσουν την διανομή των Εσόδων εκτός από την περίπτωση χρονοναυλώσεων τις οποίες έχουν κοινοποιήσει στην Τράπεζα και έχουν λάβει την σχετική συναίνεσή της πριν την σύναψή τους και κατά πάντα χρόνο θα διασφαλίζουν ότι τα δικαιώματά της στα Έσοδα δεν αναβάλλονται, μειώνονται, τροποποιούνται ή αίρονται. .

13.14. Πιστοποιητικό ISSC. Οι Δανειζόμενες, πέραν των ανωτέρω αναλαμβανομένων υποχρεώσεων σε σχέση με πιστή τήρηση των διατάξεων του Κώδικα ISPS τόσο από τις ίδιες όσο και από την εταιρεία που είναι υπεύθυνη για την τήρηση του Κώδικα ISPS σε σχέση με τα Πλοία, θα ειδοποιούν την Τράπεζα αμέσως και εγγράφως για οποιαδήποτε πραγματική ή επαπειλούμενη ακύρωση, αναστολή ή τροποποίηση του ISSC.

13.15. Εκχώρηση Ναυλοσυμφώνων

(α) Υπό την επιφύλαξη των προβλεπομένων στο άρθρο 13.12(α), εφόσον οποιαδήποτε Δανειζόμενη συμβληθεί σε ναύλωση γυμνού πλοίου (κατά τύπο και ουσία αποδεκτή από την Τράπεζα) οποιασδήποτε χρονικής διάρκειας, υποχρεούται να συνάψει με την Τράπεζα μία Τριμερή Σύμβαση, το τρίτο μέρος της οποίας θα είναι ο ναυλωτής (και θα φροντίσει για την υπογραφή οποιωνδήποτε Εξασφαλίσεων των 46

Συνασφαλιζομένων) κατά τύπο και ουσία αποδεκτά από την Τράπεζα ενώ τέλος, θα υπογράψει και παραδώσει στην Τράπεζα οποιαδήποτε άλλα έγγραφα η τελευταία απαιτεί για την νομιμοποίηση του ναυλωτή και των εκπροσώπων του.

(β) Υπό την επιφύλαξη των προβλεπομένων στο άρθρο 13.12 (β), εφόσον οποιαδήποτε Δανειζόμενη συμβληθεί σε Επιτρεπόμενο Ναυλοσύμφωνο (κατά τύπο και ουσία αποδεκτό από την Τράπεζα) χρονικής διάρκειας ίσης ή μεγαλύτερης των 12 μηνών (συμπεριλαμβανομένων τυχόν δικαιωμάτων του ναυλωτή για παράταση της διάρκειάς του), υποχρεούται να προβεί σε Εκχώρηση Ναυλοσυμφώνου υπέρ της Τράπεζας και αναγγελία αυτής (και θα καταβάλλει κάθε δυνατή προσπάθεια προκειμένου να λάβει έγγραφη επιβεβαίωση λήψης της αναγγελίας από τον ναυλωτή (κατά τύπο αποδεκτό από την Τράπεζα) αμφότερες δε η εκχώρηση και η αναγγελία αυτής θα πρέπει να είναι κατά τύπο και ουσία αποδεκτά από την Τράπεζα και θα υπογράψει και παραδώσει στην Τράπεζα οποιαδήποτε άλλα έγγραφα η τελευταία απαιτεί για την νομιμοποίηση του ναυλωτή και των εκπροσώπων του.

13.16. Απαγόρευση σύναψης συμβάσεων παραγώγων ναύλων (freight derivatives). Οι Δανειζόμενες, άνευ της προηγούμενης έγγραφης συναίνεσης της Τράπεζας, δεν θα συμβληθούν ή θα διαπραγματευθούν τη σύναψη οποιωνδήποτε παραγώγων ναύλων ή άλλων χρεωγράφων που έχουν ως αποτέλεσμα την αντιστάθμιση (hedging) προθεσμιακού κινδύνου από παράγωγα ναύλων.

13.17. Κυρώσεις και κυκλοφορία των Πλοίων. Χωρίς να περιορίζεται το εύρος εφαρμογής του παρόντος άρθρου, οι Δανειζόμενες και ο Εγγυητής θα φροντίζουν για τα κάτωθι:

(α) ότι κανένα Πλοίο δεν θα χρησιμοποιηθεί από Μη Αποδεκτό Μέρος ούτε προς όφελος Μη Αποδεκτού Μέρους

(β) ότι κανένα Πλοίο δεν θα χρησιμοποιηθεί καθ’ οιονδήποτε τρόπο αντίθετο προς τις Κυρώσεις

(γ) ότι κανένα Πλοίο δεν θα απασχοληθεί κατά τρόπο που δύναται να ενεργοποιήσει οποιαδήποτε ρήτρα περιορισμού ή αποκλεισμού λόγω Κυρώσεων ή οποιαδήποτε σχετική ρήτρα των Ασφαλίσεων με τη μεταφορά παράνομων ή απαγορευμένων προϊόντων με τρόπο που μπορεί να καταστήσει το εν λόγω Πλοίο υπεύθυνο για καταδίκη από δικαστήριο, καταστροφή, κατάσχεση ή δήμευση σε οποιοδήποτε μέρος του κόσμου που υπάρχουν εχθροπραξίες (είτε έχει κηρυχθεί πόλεμος είτε όχι) ή με τη μεταφορά αγαθών λαθρεμπορίου και

(δ) ότι κάθε ένα Επιτρεπόμενο Ναυλοσύμφωνο θα περιέχει λεκτικό προς όφελος της Δανειζόμενης-πλοιοκτήτριας του εν λόγω Πλοίου, οποίο θα επιτρέπει την άρνηση εφαρμογής εντολών για την απασχόληση ή για οποιονδήποτε πλου του Πλοίου αυτού αν η συμμόρφωση προς τις ως άνω εντολές θα συνεπαγόταν την παράβαση των Κυρώσεων (ή θα ήταν αντίθετη προς τις Κυρώσεις αν οι Κυρώσεις ήταν δεσμευτικές για οποιονδήποτε Υπόχρεο).Η Τράπεζα βεβαιώνει ότι τυχόν ναυλοσύμφωνο που περιέχει τους όρους BIMCO SANCTIONS CLAUSE και BIMCO NON DESIGNATED ENTITIES CLAUSE συμμορφώνεται με όσα ορίζει το παρόν άρθρο 13.17 (δ).

14. ΠΡΟΣΘΕΤΕΣ ΕΞΑΣΦΑΛΙΣΕΙΣ

14.1. Παροχή πρόσθετης εξασφαλιστικής κάλυψης. Προπληρωμή του Δανείου. Η Δανειζόμενη και ο Εγγυητής υπόσχονται ότι, αν η Τράπεζα τους ενημερώσει ότι η Σχέση Εξασφαλίσεων/Οφειλών είναι μικρότερη του 125%, εντός 30 ημερών από την ως άνω ενημέρωση της Τράπεζας είτε

(α) θα παράσχουν ή θα διασφαλίσουν ότι τρίτο πρόσωπο αποδεκτό από την Τράπεζα θα παράσχει επιπρόσθετη εξασφάλιση, η καθαρή αξία της οποίας θα είναι τουλάχιστον ίση προς το ποσοστό που υπολείπεται της Σχέσης Εξασφαλίσεων/Οφειλών και η οποία δύναται να είναι

(1) ενέχυρο μετρητών σε Δολάρια ή 47

(2) Εξασφάλιση (περιλαμβανομένης ενδεικτικά πρώτης προτιμώμενης υποθήκης σε άλλο πλοίο) επί περιουσιακού στοιχείου ή στοιχείων κατά τύπο και ουσία αποδεκτά από την Τράπεζα , κατά την απόλυτη διακριτική της ευχέρεια είτε

(β) θα προπληρώσουν τουλάχιστον το μέρος της Εγγυημένης Οφειλής που απαιτείται ώστε να επανέλθει στα συμβατικώς προβλεπόμενα η Σχέση Εξασφαλίσεων/Οφειλών.

14.2. Εκτιμήσεις Πλοίου. Η Εμπορική Αξία εκάστου Πλοίου θα λαμβάνεται: (α) σε Δολάρια, (β) με ή χωρίς φυσική επιθεώρηση του σχετικού Πλοίου (αναλόγως των απαιτήσεων της Τράπεζας), (γ) βάσει του αριθμητικού μέσου όρου δύο εγγράφων εκτιμήσεων συντεταγμένων από δύο Εγκεκριμένους Μεσίτες οι οποίοι θα διορίζονται από την Τράπεζα, υπό τον όρο ότι αν οι εν λόγω εκτιμήσεις διαφέρουν μεταξύ τους κατά ποσοστό 15% και άνω, τότε θα λαμβάνεται και η εκτίμηση τρίτου εκτιμητή (εκ των Εγκεκριμένων Μεσιτών) ο οποίος θα διορίζεται από την Τράπεζα και στην περίπτωση αυτή η Εμπορική Αξία του εν λόγω Πλοίου θα είναι η μέση τιμή των ως άνω τριών εκτιμήσεων. Οι ως άνω εκτιμήσεις θα αποτυπώνουν την αξία του εν λόγω Πλοίου κατά την ημερομηνία διενέργειας της σχετικής εκτιμήσεως ή 15 ημέρες το πολύ πριν από αυτήν υπό τον όρο ότι οι εκτιμήσεις θα διενεργούνται επί τη βάσει τιμής πώλησης με άμεση παράδοση τοις μετρητοίς με όρους που συνηθίζονται σε εμπορικές συναλλαγές μεταξύ ενός πρόθυμου πωλητή και ενός πρόθυμου αγοραστή, άνευ ναυλώσεως ή άλλης σύμβασης απασχόλησης και άνευ επιβαρύνσεων.

14.3. Αξία πλοίου που παρέχει πρόσθετη εξασφάλιση. Η καθαρή αξία οποιασδήποτε πρόσθετης εξασφάλισης η οποία παρέχεται σύμφωνα με το άρθρο 14.1. και αποτελεί Εξασφάλιση επί ενός πλοίου θα λαμβάνεται μέσω εκτίμησης συμμορφούμενης προς τις διατάξεις του άρθρου 14.2. ενώ τυχόν μετρητά σε Δολάρια εκτιμώνται πάντα στη βάση Δολάριο προς Δολάριο (Dollar for Dollar basis).

14.4. Δεσμευτικές οι εκτιμήσεις. Ελλείποντος προφανούς σφάλματος, οι εκτιμήσεις των άρθρων 14.1 (α), 14.2 ή 14.3 είναι δεσμευτικές έναντι των Δανειζομένων και του Εγγυητή. Αντιστοίχως δεσμευτικές είναι και οι εκτιμήσεις της Τράπεζας μίας εξασφάλισης που δεν αποτελεί ή περιλαμβάνει Εξασφάλιση επί πλοίου,.

14.5. Παροχή πληροφοριών. Οι Δανειζόμενες και ο Εγγυητής θα παρέχουν άμεσα στην Τράπεζα και σε οποιονδήποτε μεσίτη ή ειδικό ο οποίος ενεργεί σύμφωνα με τα προβλεπόμενα στα άρθρα 14.2 ή 14.3 όλες τις πληροφορίες που η Τράπεζα ή ο μεσίτης ή ο ειδικός θα ζητήσει για τους σκοπούς της εκτίμησης και αν οι Δανειζόμενες και ο Εγγυητής δεν παράσχουν τις πληροφορίες μέχρι την ημερομηνία που έχει τεθεί, η εκτίμηση δύναται να γίνει επί οποιασδήποτε βάσης και υποθέσεων που ο μεσίτης ή η Τράπεζα (ή ο ειδικός που έχει διοριστεί από αυτήν) θεωρούν λογικές.

14.6. Πληρωμή εξόδων εκτίμησης. (α) Χωρίς να επηρεάζεται η γενικότητα των υποχρεώσεων των Δανειζομένων που προβλέπονται στα άρθρα 19.2, 19.3 και 19.4, οι Δανειζόμενες, μόλις το ζητήσει η Τράπεζα, θα καταβάλλουν στην Τράπεζα το ποσό της αμοιβής και των εξόδων οποιουδήποτε μεσίτη ή ειδικού έχει λάβει εντολές από την Τράπεζα σύμφωνα με το παρόν άρθρο και όλες τις νομικές αμοιβές και έξοδα με τα οποία επιβαρύνθηκε η Τράπεζα σε σχέση με οποιοδήποτε ζήτημα ανέκυψε από το παρόν άρθρο (περιλαμβανομένων, προς αποφυγή αμφιβολίας, των εξόδων όλων των εκτιμήσεων που αναφέρονται στο άρθρο 14.1 (α), 14.2 και 14.3.).

(β) Ρητά προβλέπεται όμως ότι, απουσία Γεγονότος Υπερημερίας, οι Δανειζόμενες δεν θα επιβαρυνθούν για περισσότερες από μία εκτίμηση εκάστου Πλοίου ανά έτος.

14.7. Συχνότητα εκτιμήσεων. Η Τράπεζα δικαιούται να λαμβάνει εκτιμήσεις για έκαστο Πλοίο (i) 15 ημέρες πριν την Ημερομηνία Εκταμίευσης, (ii) ετησίως καθ’ όλη τη διάρκεια της Περιόδου Εξασφάλισης και (iii) καθ’ οιονδήποτε άλλο χρόνο κατά τη διάρκεια της Περιόδου Εξασφάλισης όταν αυτό κρίνεται απαραίτητο από την Τράπεζα κατά την απόλυτη διακριτική της ευχέρεια, σε κάθε δε περίπτωση αλλά με την επιφύλαξη του όρου 14.6 (β) ανωτέρω, τα σχετικά έξοδα βαρύνουν τις Δανειζόμενες,. 48

14.8. Καταλογισμός προπληρωμών. Κάθε προπληρωμή που γίνεται σύμφωνα με το παρόν άρθρο θα άγεται σε μείωση των δόσεων αποπληρωμής και της εφ’ άπαξ καταβολής κατ’ επιλογή των Δανειζομένων.

15. ΚΑΤΑΒΟΛΕΣ ΚΑΙ ΥΠΟΛΟΓΙΣΜΟΣ

15.1. Νόμισμα και μέθοδοι πληρωμής. Όλες οι πληρωμές που γίνονται από τις Δανειζόμενες ή τον Εγγυητή στην Τράπεζα σύμφωνα με τα προβλεπόμενα σε οποιοδήποτε Έγγραφο Χρηματοδότησης θα γίνονται (α) μέχρι τις 11:00 π.μ. (ώρα Ελλάδος) την δήλη ημερομηνία αποπληρωμής (β) σε Δολάρια ΗΠΑ διαθέσιμα αυθημερόν (same day) εκκαθαρισμένα από το Σύστημα Διατραπεζικών Πληρωμών του Εκκαθαριστικού Οίκου της Ν. Υόρκης (New York Clearing House Interbank Payment System) (ή σε άλλο νόμισμα και/ή εκκαθαρισμένα κατά τον τρόπο που η Τράπεζα θα προσδιορίσει ως τον συνήθη κατά τον χρόνο εκείνο για τις καταβολές σε Δολάρια για διεθνείς συναλλαγές του προβλεπόμενου στην παρούσα τύπου χρηματοδότησης) (γ) στο Ναυτιλιακό κατάστημα της Τράπεζας (οδός Μπουμπουλίνας αρ. 2 & Ακτή Μιαούλη, Πειραιάς) ή σε οποιονδήποτε άλλο λογαριασμό της Τράπεζας σε οποιαδήποτε άλλη τράπεζα που η Τράπεζα θα κοινοποιεί από καιρού εις καιρόν εγγράφως στη Δανειζόμενη.

15.2. Πληρωμή σε μη Εργάσιμη Ημέρα. Αν οποιαδήποτε πληρωμή των Δανειζομένων ή του Εγγυητή που προβλέπεται από οποιοδήποτε Έγγραφο Χρηματοδότησης τύχει σε ημέρα που δεν είναι Εργάσιμη τότε:

(α) η ημερομηνία αποπληρωμής θα αναβληθεί για την επόμενη Εργάσιμη Ημέρα ή

(β) αν η επόμενη Εργάσιμη Ημέρα ανήκει στον επόμενο ημερολογιακό μήνα, ως ημερομηνία αποπληρωμής θα θεωρείται η προηγούμενη της ημερομηνίας αποπληρωμής Εργάσιμη Ημέρα

και ο τόκος που πρέπει να καταβληθεί κατά την διάρκεια οποιασδήποτε αναβολής σύμφωνα με την παράγραφο (α) ανωτέρω, θα υπολογίζεται με το επιτόκιο που ίσχυε ως προς την αρχική ημερομηνία αποπληρωμής.

15.3 Βάση υπολογισμού τόκου. Ο τόκος που οφείλεται θα υπολογίζεται επί τη βάσει του πραγματικού αριθμού ημερών που διέδραμαν και επί τη βάσει έτους 360 ημερών.

15.4. Λογαριασμοί Τράπεζας. Η Τράπεζα θα τηρεί λογαριασμούς όπου θα εμφανίζονται τα ποσά που της οφείλονται από τις Δανειζόμενες και κάθε Παρέχον Εξασφάλιση Μέρος σύμφωνα πάντα με τα οριζόμενα στα Έγγραφα Χρηματοδότησης και όλες οι πληρωμές των ποσών αυτών από τις Δανειζόμενες ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος σύμφωνα πάντα με τα οριζόμενα στα Έγγραφα Χρηματοδότησης.

15.5. Αποδεικτική δύναμη των λογαριασμών. Αντίγραφο λογαριασμού ή λογαριασμών (ή μηχανογραφημένες αποτυπώσεις αυτών) ή απόσπασμα από τα βιβλία ή αρχεία της Τράπεζας, ή έγγραφη βεβαίωση αυτής αποτελούν πλήρη απόδειξη των εκάστοτε απαιτήσεων της Τράπεζας από κεφάλαιο, τόκους, έξοδα και κάθε εν γένει επιβάρυνση σε σχέση με την παρούσα σύμβαση, έναντι παντός υπόχρεου, με την εξαίρεση των περιπτώσεων λάθους.

Ρητώς επίσης συμφωνείται ότι, την αυτή αποδεικτική δύναμη έχει και το απόσπασμα του λογαριασμού τάξεως (Ν. 4308/2014) ή της αντίστοιχης καταστάσεως, όπου εμφανίζονται οι απαιτήσεις της Τράπεζας, από τον εξωλογιστικό προσδιορισμό των τόκων (ανατοκιζομένων ανά εξάμηνο), σύμφωνα με τη διάταξη του άρθρου 150 του Ν. 4261/2014.

Τα ανωτέρω αντίγραφα ή αποσπάσματα συνομολογείται ότι θα εξάγονται είτε ως φωτοαντίγραφα είτε κατ΄ ακριβή αντιγραφή των τυχόν τηρουμένων χειρόγραφων καρτελών είτε θα αναπαράγονται με την ηλεκτρονική (μηχανογραφική) μέθοδο κατ΄ αποτύπωση των στοιχείων (δεδομένων) των ηλεκτρονικών υπολογιστών της Τράπεζας είτε καθ΄ οιονδήποτε άλλο τρόπο τηρούνται αυτά κατά το Λογιστικό Σύστημα της Τράπεζας και τη σχετική με τις οικείες συναλλαγές τραπεζική πρακτική. 49

16. ΚΑΤΑΛΟΓΙΣΜΟΣ ΚΑΤΑΒΟΛΩΝ

16.1. Συνήθης σειρά καταλογισμού. Εκτός αν άλλως προβλέπεται σε οποιοδήποτε Έγγραφο Χρηματοδότησης, όλα τα ποσά που εισπράττονται ή με τα οποία η Τράπεζα αποζημιώνεται δυνάμει οποιουδήποτε Εγγράφου Χρηματοδότησης θα καταλογίζονται ως ακολούθως:

(α) ΠΡΩΤΟΝ: σε ή έναντι εξόφλησης των ποσών που είναι ληξιπρόθεσμα και απαιτητά σύμφωνα με τα Έγγραφα Χρηματοδότησης κατά την ακόλουθη σειρά και αναλογίες:

(1) σε ή έναντι αναλογικής εξόφλησης των κατ’ εκείνον τον χρόνο ληξιπρόθεσμων και απαιτητών ποσών εκτός από αυτά που αναφέρονται στις παραγράφους (2) και (3) κατωτέρω (περιλαμβανομένων, ενδεικτικά όλων των οφειλομένων σύμφωνα με τα άρθρα 19, 20 και 21 της παρούσας ή οποιασδήποτε συναφούς διάταξης οποιουδήποτε άλλου Εγγράφου Χρηματοδότησης)

(2) σε ή έναντι αναλογικής εξόφλησης όλων των τόκων ή τόκων υπερημερίας οφείλονται στην Τράπεζα σύμφωνα με τα Έγγραφα Χρηματοδότησης

(3) σε ή έναντι εξόφλησης του Δανείου και/ή τυχόν οφειλών που έχουν γεννηθεί εκ της Σύμβασης ISDA.

(β) ΔΕΥΤΕΡΟΝ: Μετά την επέλευση Γεγονότος Υπερημερίας που συνεχίζεται, σε παρακράτηση ενός ποσού ίσου με οποιοδήποτε ποσό μη ληξιπρόθεσμο και απαιτητό κατ’ εκείνον τον χρόνο σύμφωνα με τα Έγγραφα Χρηματοδότησης αλλά το οποίο κατά την κρίση της Τράπεζας (για την οποία έχει προηγουμένως ενημερώσει τις Δανειζόμενες και τα Παρέχοντα Εξασφάλιση Μέρη), δύναται ή είναι πιθανό να καταστεί ληξιπρόθεσμο και απαιτητό στο μέλλον και μόλις το εν λόγω ποσό καταστεί πράγματι ληξιπρόθεσμο και απαιτητό θα καταλογιστεί σε ή έναντι εξόφλησής του, σύμφωνα με τα προβλεπόμενα στο άρθρο 16.1.(α) και

(γ) ΤΡΙΤΟΝ: οποιοδήποτε πλεόνασμα θα είναι διαθέσιμο στις Δανειζόμενες υπό τον όρο ότι δεν θα έχει συμβεί οποιοδήποτε Γεγονός Υπερημερίας.

16.2. Παραλλαγή της σειράς καταλογισμού. Μετά την επέλευση Γεγονότος Υπερημερίας που συνεχίζεται η Τράπεζα δύναται να προβλέψει διαφορετικό τρόπο καταλογισμού από αυτόν που παρατίθεται στο άρθρο 16.1 όσον αφορά ένα συγκεκριμένο ποσό ή ποσά ή όσον αφορά ποσά μίας ή περισσοτέρων κατηγοριών.

17. ΚΑΤΑΛΟΓΙΣΜΟΣ ΕΣΟΔΩΝ

17.1. Πληρωμή και καταλογισμός Εσόδων. Οι Δανειζόμενες και ο Εγγυητής αναλαμβάνουν την υποχρέωση έναντι της Τράπεζας να διασφαλίσουν ότι καθ’ όλη τη διάρκεια της Περιόδου Εξασφάλισης (και υπό την επιφύλαξη μόνο των προβλεπομένων σε κάθε Εκχώρηση), όλα τα Έσοδα εκάστου Πλοίου θα καταβάλλονται στον Λογαριασμό Εσόδων του εν λόγω Πλοίου και θα καταλογίζονται ως ακολούθως:

(α) πρώτον, έναντι πληρωμής όλων των ληξιπρόθεσμων οφειλομένων ποσών εξαιρουμένων κεφαλαίου και τόκων που οφείλονται στην Τράπεζα σύμφωνα με την παρούσα ή οποιοδήποτε άλλο Έγγραφο Χρηματοδότησης

(β) δεύτερον, έναντι πληρωμής της επόμενης δόσης αποπληρωμής κεφαλαίου και την επόμενη πληρωμή τόκου που οφείλεται στην Τράπεζα σύμφωνα με τα προβλεπόμενα στο άρθρο 17.2 και

(γ) τρίτον, οποιοδήποτε πλεόνασμα θα είναι διαθέσιμο στις Δανειζόμενες (πάντα υπό την επιφύλαξη των λοιπών διατάξεων του παρόντος άρθρου 17).

17.2. Μηνιαίες παρακρατήσεις.

Οι Δανειζόμενες αναλαμβάνουν την υποχρέωση έναντι της Τράπεζας να διασφαλίζουν ότι κάθε ημερολογιακό μήνα της Περιόδου Εξασφάλισης, αρχής γενομένης ένα μήνα μετά την Ημερομηνία Εκταμίευσης, σε ημερομηνία που η Τράπεζα ενίοτε θα προσδιορίζει, θα μεταφέρεται στον Λογαριασμό 50

Παρακράτησης από τα Έσοδα εκάστου Πλοίου που κατατέθηκαν στους Λογαριασμούς Εσόδων του κατά την διάρκεια του προηγούμενου μήνα, (i) 1/3 των ποσών των δόσεων αποπληρωμής που τυγχάνουν καταβλητέες, σύμφωνα με το άρθρο 7, την επόμενη Ημερομηνία Αποπληρωμής και (ii) στην περίπτωση που εφαρμόζεται ΕΜΚ Μελλοντικής Ισχύος διάρκειας άνω του ενός (1) μηνός, ποσό ίσο με το κλάσμα του ποσού των τόκων, του οποίου ο αριθμητής θα είναι ο αριθμός 1 και ο παρονομαστής θα ισούται με τον αριθμό των μηνών της εκάστοτε τρέχουσας Περιόδου Εκτοκισμού.

17.3. Ανεπάρκεια Εσόδων. Προς περαιτέρω διασφάλιση της ομαλής κίνησης του Λογαριασμού Παρακράτησης, εκάστη Δανειζόμενη και ο Εγγυητής εξουσιοδοτούν δια της παρούσης ανέκκλητα και ανεπιφύλακτα την Τράπεζα να αναλαμβάνει οποτεδήποτε, από τους Λογαριασμούς Εσόδων εκάστης Δανειζόμενης και από οποιονδήποτε άλλο λογαριασμό οποιασδήποτε εξ αυτών, και, εάν το πιστωτικό υπόλοιπο αυτών δεν επαρκεί, από οποιονδήποτε λογαριασμό του Εγγυητή ή παρακρατεί εμβάσματα υπέρ οποιασδήποτε Δανειζόμενης και/ή του Εγγυητή τα απαιτούμενα ποσά, σε εκπλήρωση της προαναφερθείσας υποχρεώσεως των Δανειζομένων και να τα πιστώνει στο Λογαριασμό Παρακρατήσεως.

17.4. Καταλογισμός των παρακρατήσεων. (α) Μέχρι την επέλευση Γεγονότος Υπερημερίας ή Πιθανού Γεγονότος Υπερημερίας, κάθε Ημερομηνία Αποπληρωμής και κάθε ημερομηνία καταβολής τόκου που προβλέπεται στην παρούσα, η Τράπεζα θα καταλογίζει σύμφωνα με τις λεπτομέρειες πληρωμής που αναφέρονται στο άρθρο 15.1, ποσά από το υπόλοιπο που είναι πιστωμένο στον Λογαριασμό Παρακράτησης, που θα ισούνται με:

(1) την δόση αποπληρωμής που είναι καταβλητέα κατ’ εκείνη την Ημερομηνία Αποπληρωμής και/ή

(2) τον τόκο που είναι καταβλητέος κατ’ εκείνη την ημερομηνία καταβολής τόκου

σε εξόφληση της υποχρέωσης των Δανειζομένων για την εν λόγω δόση αποπληρωμής ή τόκου.

(β) Μετά από την επέλευση Γεγονότος Υπερημερίας και/ή καταγγελίας της δανειακής σύμβασης, η Τράπεζα θα αναλάβει το τυχόν εναπομείναν υπόλοιπο του Λογαριασμού Παρακράτησης και θα το πιστώσει στις οφειλές των Δανειζομένων κατά τα διαλαμβανόμενα στο άρθρο 16.1. της παρούσης.

17.5. Τοκοφορία Λογαριασμού Παρακράτησης. Οποιοδήποτε πιστωμένο στον Λογαριασμό Παρακράτησης ποσό γεννά τόκο με επιτόκιο που ενίοτε προσφέρεται από την Τράπεζα στους πελάτες της για καταθέσεις σε Δολάρια παρόμοιου ποσού και για περιόδους παρόμοιες με αυτές που κατά την κρίση της Τράπεζας το εν λόγω ποσό θα παραμείνει στον Λογαριασμό Παρακράτησης.

17.6. Τόπος των λογαριασμών. Οι Δανειζόμενες θα προβαίνουν άμεσα στις παρακάτω ενέργειες:

(α) θα συμμορφώνονται με οποιεσδήποτε απαιτήσεις της Τράπεζας αναφορικά προς τον τόπο τήρησης ή μεταφορά του τόπου τήρησης εκάστου Λογαριασμού Εσόδων και του Λογαριασμού Παρακράτησης ή οποιουδήποτε εξ αυτών.

(β) θα υπογράφουν όλα τα έγγραφα που η Τράπεζα απαιτεί προκειμένου να δημιουργηθεί ή να διατηρηθεί υπέρ της Τράπεζας Εξασφάλιση (και/ή δικαίωμα συμψηφισμού, ενοποίησης ή άλλα σχετικά δικαιώματα) επί εκάστου Λογαριασμού Εσόδων και του Λογαριασμού Παρακράτησης σύμφωνα πάντα με τους όρους της παρούσης και των άλλων Εξασφαλιστικών Εγγράφων.

17.7. Χρεώσεις για έξοδα κ.λπ Η Τράπεζα δικαιούται (αλλά δεν υποχρεούται) να χρεώνει από καιρού εις καιρόν τους Λογαριασμούς Εσόδων με ταυτόχρονη ειδοποίηση προκειμένου να λάβει οποιοδήποτε ληξιπρόθεσμο και απαιτητό από αυτήν ποσό σύμφωνα με τα άρθρα 19 και 20 ή για πληρωμή ποσών που προβλέπονται στα άρθρα 19 και 20 και είναι πληρωτέα σε πρώτη από την Τράπεζα ζήτηση.

17.8. Οι υποχρεώσεις των Δανειζομένων δεν επηρεάζονται. Τα προβλεπόμενα στο άρθρο 17 δεν επηρεάζουν: 51

(α) την υποχρέωση των Δανειζομένων να προβαίνουν σε καταβολές κεφαλαίου και τόκων κατά τις δήλες ημερομηνίες ή

(β) οποιαδήποτε υποχρέωση οποιασδήποτε Δανειζόμενης ή οποιουδήποτε Παρέχοντος Εξασφάλιση Μέρους σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

17.9. Υποχρέωση μη ανάληψης. Οι Δανειζόμενες δεν δικαιούνται να πραγματοποιούν οποιαδήποτε ανάληψη χρημάτων από τους Λογαριασμούς Εσόδων χωρίς την έγγραφη συναίνεση της Τράπεζας, σε περίπτωση που υφίσταται οποιοδήποτε Γεγονός Υπερημερίας που συνεχίζεται.

18. ΓΕΓΟΝΟΤΑ ΥΠΕΡΗΜΕΡΙΑΣ

18.1. Γεγονότα Υπερημερίας. Ένα Γεγονός Υπερημερίας υφίσταται εφόσον:

(α) οι Δανειζόμενες ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος δεν καταβάλουν τις ληξιπρόθεσμες και απαιτητές οφειλές τους κατά την δήλη ημέρα αποπληρωμής τους (ή, όπου προβλέπεται, σε πρώτη ζήτηση της Τράπεζας) όπως προβλέπεται από τα Έγγραφα Χρηματοδότησης ή οποιοδήποτε έγγραφο σχετίζεται με αυτά εκτός αν η αδυναμία πληρωμής οφείλεται σε διαδικαστικό ή τεχνικό σφάλμα της Τράπεζας

(β) παραβούν τις διατάξεις των άρθρων 8.2, 9.1(ιστ), 10.2, 10.3, 10.4, 10.14, 10.16, 10.17, 10.18,10.20, 11.2, 11.3, 12, 13.2 ή 14.1 (υπό την επιφύλαξη οποιασδήποτε περιόδου χάριτος τυχόν προβλέπεται στα Έγγραφα Χρηματοδότησης ή δώσει η Τράπεζα) ή

(γ) λάβει χώρα οποιαδήποτε παράβαση από οποιαδήποτε Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος οποιασδήποτε διάταξης οποιουδήποτε Εγγράφου Χρηματοδότησης (εκτός των παραβάσεων που αναφέρονται ανωτέρω στις παραγράφους (α) και (β) του παρόντος άρθρου) η οποία κατά την γνώμη της Τράπεζας δύναται να θεραπευθεί και συνεχίζει χωρίς θεραπεία για περίοδο άνω των 15 Εργάσιμων Ημερών από τότε που η Τράπεζα γραπτώς ζήτησε την άρση της σχετικής παράβασης ή

(δ) (υπό την επιφύλαξη οποιασδήποτε περιόδου χάριτος τυχόν προβλέπεται στα Έγγραφα Χρηματοδότησης) σημειωθεί οποιαδήποτε παράβαση από οποιαδήποτε Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος οποιασδήποτε διάταξης ενός Εγγράφου Χρηματοδότησης (εκτός των παραβάσεων που αναφέρονται ανωτέρω στις παραγράφους (α), (β) και (γ) του παρόντος άρθρου), ή

(ε) γίνει οποιαδήποτε δήλωση ή αναληφθεί οποιαδήποτε δέσμευση από οποιαδήποτε Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος (περιλαμβανομένων των δηλώσεων που γίνονται στην Δήλωση Εκταμίευσης) η οποία είναι αναληθής ή παραπλανητική, ή

(στ) συμβεί μία εκ των κατωτέρω περιπτώσεων σε σχέση με οποιαδήποτε Οικονομική Υποχρέωση ενός Σχετικού Προσώπου:

(1) οποιαδήποτε Οικονομική Υποχρέωση ενός Σχετικού Προσώπου δεν εξοφλείται κατά την δήλη ημέρα αποπληρωμής της ή, εφόσον ισχύει, σε πρώτη ζήτηση ή

(2) οποιαδήποτε Οικονομική Υποχρέωση ενός Σχετικού Προσώπου καθίσταται ληξιπρόθεσμη και απαιτητή ή δύναται να κηρυχθεί ληξιπρόθεσμη και απαιτητή πριν την δήλη ημερομηνία αποπληρωμής της ως συνέπεια οποιουδήποτε γεγονότος υπερημερίας και που ειδικά για τον Εγγυητή πρέπει να υπερβαίνει το ποσό των Δολαρίων 1.000.000 συνολικά ή το ισόποσο σε τυχόν άλλο νόμισμα ή

(3) οποιαδήποτε πίστωση, δάνειο, εγγύηση, έκδοση ομολόγων, ενέγγυα πίστωση, ή οποιουδήποτε άλλου είδους σύμβαση χρηματοδότησης ή ανταλλαγής επιτοκίου ή σύμβαση παραγώγων σχετιζόμενη με οποιαδήποτε Οικονομική Υποχρέωση ενός Σχετικού Προσώπου και που ειδικά για τον Εγγυητή πρέπει να υπερβαίνει το ποσό των Δολαρίων 1.000.000 συνολικά ή το ισόποσο σε τυχόν άλλο νόμισμα παύσει ή καταγγελθεί ή είναι δυνατή η καταγγελία της ως αποτέλεσμα γεγονότος υπερημερίας ή αν ζητηθεί παροχή καλύμματος σε μετρητά ή είναι δυνατό να ζητηθεί τέτοιο κάλυμμα σε σχέση με μία χρηματοδότηση εξ αιτίας γεγονότος υπερημερίας ή 52

(4) αν υπάρξουν προϋποθέσεις αναγκαστικής εκτέλεσης μίας Εξασφάλισης που εξασφαλίζει οποιαδήποτε Οικονομική Υποχρέωση οποιουδήποτε Σχετικού Προσώπου

(ζ) συμβεί οποιοδήποτε εκ των κατωτέρω γεγονότων σε σχέση με ένα Σχετικό Πρόσωπο:

(1) καθίσταται, κατά την κρίση της Τράπεζας, ανίκανο να πληρώσει τις οφειλές του κατά την ημερομηνία αποπληρωμής εκάστης εξ αυτών ή

(2) επιβαρύνεται η περιουσία του ή αρχίζουν πράξεις αναγκαστικής εκτέλεσης ή συντηρητικής κατάσχεσης ή δέσμευσης οποιουδήποτε περιουσιακού στοιχείου του ή

(3) διορίζεται σύνδικος πτώχευσης ή οποιοδήποτε πρόσωπο με σχετικές εξουσίες σε σχέση με την περιουσία ή ένα περιουσιακό στοιχείο του ή

(4) διορίζεται εκκαθαριστής (με δικαστική απόφαση ή άλλως)

(5) προβαίνει σε δήλωση πτωχεύσεως ή οποιαδήποτε ανάλογη δήλωση η οποία έχει το ίδιο αποτέλεσμα ή εξ αιτίας της οποίας είναι πιθανό να κηρυχθεί σε πτώχευση ή

(6) διορίζεται προσωρινός εκκαθαριστής αυτού, εκδίδεται δικαστική απόφαση λύσης του ή αποφασίζει την λύση του ή

(7) λαμβάνεται οποιαδήποτε απόφαση ή κατατίθεται αίτηση σε δικαστήριο ή γίνονται οποιεσδήποτε ενέργειες από το ίδιο το Σχετικό Πρόσωπο ή από τα μέλη ή τους διευθυντές του ή από κάτοχο Εξασφάλισης επί του συνόλου ή του μεγαλύτερου μέρους των περιουσιακών στοιχείων του Σχετικού Προσώπου ή από οποιαδήποτε δημόσια ή κανονιστική αρχή Σχετικής Δικαιοδοσίας με σκοπό την λύση του ίδιου ή άλλου Σχετικού Προσώπου ή τον διορισμό προσωρινού εκκαθαριστή του ιδίου ή άλλου Σχετικού Προσώπου ή αν το άλλο Σχετικό Πρόσωπο παύσει ή αναστείλει τις εργασίες του ή τις πληρωμές προς πιστωτές, σημειουμένου όμως ότι η παρούσα παράγραφος δεν εφαρμόζεται στην περίπτωση εκκαθάρισης ενός υγιούς Σχετικού Προσώπου (εκτός από τη Δανειζόμενη ή τον Εγγυητή) που γίνεται με σκοπό τη συγχώνευση ή αναδιάρθρωση για την οποία η Τράπεζα έχει παράσχει την προηγούμενη συναίνεσή της και η οποία πραγματοποιείται το αργότερο εντός 3 μηνών από την έναρξη της εκκαθάρισης.

(8) κατατίθεται αίτηση πτωχεύσεως ή εκδίδεται σχετική δικαστική απόφαση ή λαμβάνονται οποιαδήποτε άλλα μέτρα από πιστωτή ενός Σχετικού Προσώπου (ο οποίος δεν κατέχει Εξασφάλιση επί του συνόλου ή του μεγαλύτερου μέρους των περιουσιακών στοιχείων του Σχετικού Προσώπου) για την λύση του Σχετικού Προσώπου ή τον διορισμό προσωρινού εκκαθαριστή ή συνδίκου πτωχεύσεως αυτού σε οποιαδήποτε Σχετική Δικαιοδοσία, εκτός αν: (α) χωρήσει καλόπιστη αντίκρουση αυτών για ουσιαστικούς και όχι τυπικούς λόγους και η σχετική αίτηση απορριφθεί ή αποσυρθεί εντός 30 ημερών από την ημερομηνία κατάθεσής της ή (β) εντός 30 ημερών από την ημερομηνία επίδοσης ή κατάθεσης ή λήψης άλλων μέτρων, λάβουν χώρα ενέργειες που διασφαλίζουν ότι η διαδικασία της πτώχευσης δεν θα συνεχιστεί και το Σχετικό Πρόσωπο (και στις δύο υπό (α) και (β) ανωτέρω περιπτώσεις) συνεχίσει τις εργασίες του κατά τον συνήθη τρόπο χωρίς να υφίσταται οποιαδήποτε πραγματική, ενδιάμεση ή εκκρεμής διαδικασία πτώχευσης ή

(9) ένα Σχετικό Πρόσωπο ή οι διευθυντές του προβούν σε οποιεσδήποτε ενέργειες (π.χ. κατάθεση αίτησης σε δικαστήριο ή παρουσίαση σχεδίου προτεινόμενων όρων κ.λπ) προκειμένου να χορηγηθεί σε σχέση με το Σχετικό Πρόσωπο ή άλλο Σχετικό Πρόσωπο αναστολή πληρωμών, αναδιοργάνωση χρέους (ή μέρους αυτού) ή διακανονισμός με όλους ή σημαντικό μέρος (αριθμητικά ή βάσει οφειλών προς αυτούς) των πιστωτών ή αν παρόμοια αναστολή πληρωμών ή αναδιοργάνωση χρέους διαταχθεί με δικαστική απόφαση ή συμβεί με οποιονδήποτε άλλον τρόπο ή

(10) συγκληθεί ή λάβει χώρα οποιαδήποτε συνέλευση των μετόχων ή των διευθυντών ή της ανώτατης διοίκησης ενός Σχετικού Προσώπου με θέμα την λήψη απόφασης ή την εξουσιοδότηση για την λήψη μέτρων όπως αυτά περιγράφονται στις παραγράφους (4) έως (9) ανωτέρω ή μέτρα προπαρασκευαστικά 53

αυτών ή (με ή χωρίς να έχει λάβει χώρα σχετική συνέλευση) οι μέτοχοι, οι διευθυντές ή η ανώτατη διοίκηση αποφασίσει ή συμφωνήσει ότι τέτοια μέτρα πρέπει να ληφθούν αν υπάρξουν ορισμένες συγκεκριμένες συνθήκες ή

(11) συμβεί οποιοδήποτε γεγονός ή γίνουν δικαστικές ενέργειες ή ληφθεί οποιοδήποτε μέτρο σε οποιαδήποτε χώρα εκτός της Ελλάδας που, κατά την κρίση της Τράπεζας, είναι παρόμοιο με τα περιγραφόμενα ανωτέρω ή

(12) οποιαδήποτε Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος παύσει ή αναστείλει τις εργασίες του ή μέρος αυτών το οποίο, κατά την κρίση της Τράπεζας, είναι ουσιώδες στο πλαίσιο της παρούσας ή

(13) καταστεί παράνομο σε οποιαδήποτε Σχετική Δικαιοδοσία οποιοδήποτε από τα κατωτέρω, ήτοι

(ι) να εξοφλήσει οποιαδήποτε Δανειζόμενη ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος οποιαδήποτε οφειλή απορρέουσα από Έγγραφο Χρηματοδότησης ή να συμμορφωθεί με υποχρεώσεις απορρέουσες από Έγγραφο Χρηματοδότησης που κατά την κρίση της Τράπεζας είναι ουσιώδεις

(ιι) να ασκήσει η Τράπεζα οποιοδήποτε δικαίωμά της το οποίο προβλέπεται από Έγγραφο Χρηματοδότησης ή να αρχίσει πράξεις εκτέλεσης επί οποιασδήποτε Εξασφάλισης ή

(14) οποιαδήποτε Δανειζόμενη δεν λάβει οποιαδήποτε απαιτούμενη έγκριση σε σχέση με την κυριότητα, λειτουργία ή ναύλωση του Πλοίου της ή προκειμένου να συμμορφωθεί η ίδια ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος με υποχρεώσεις προβλεπόμενες από οποιοδήποτε Έγγραφο Χρηματοδότησης που η Τράπεζα θεωρεί ουσιώδεις ή αν η εν λόγω έγκριση λήξει ή ανακληθεί ή είναι πιθανόν να ανακληθεί επειδή δεν πληρούνται πλέον οι προϋποθέσεις ισχύος της ή

(15) κατά την κρίση της Τράπεζας, υφίσταται παράβαση των όρων του άρθρου 10.14 (α) ή 10.14 (β) ή

(16) οποιοσδήποτε όρος Εγγράφου Εξασφάλισης που κατά την κρίση της Τράπεζας είναι ουσιώδης, καθίσταται άκυρος ή ανίσχυρος ή όταν μία Εξασφάλιση καθίσταται άκυρη ή ανίσχυρη ή όταν η εν λόγω Εξασφάλιση χάσει την προτεραιότητά της έναντι άλλης Εξασφάλισης ή δικαιώματος ή απαίτησης τρίτου ή

(17) τίθεται σε κίνδυνο η εξασφάλιση που έχει δημιουργηθεί από οποιοδήποτε Έγγραφο Χρηματοδότησης ή

(18) συμβεί οποιαδήποτε παράβαση των δεσμεύσεων του άρθρου 22Α με το οποίο ενσωματώνεται η εγγύηση του Εγγυητή στην παρούσα ή

(19) συμβεί οποιοδήποτε άλλο γεγονός, όπως ενδεικτικά:

(ι) ουσιώδης Βλαπτική Μεταβολή της οικονομικής ή περιουσιακής κατάστασης, λειτουργίας ή προοπτικών των Δανειζομένων ή του Εγγυητή ή

(ιι) οποιοδήποτε ατύχημα ή άλλο συμβάν στο οποίο εμπλέκεται οποιοδήποτε Πλοίο ή άλλο πλοίο που ανήκει κατά κυριότητα ή έχει ναυλωθεί ή το λειτουργεί οποιοδήποτε Σχετικό Πρόσωπο,

το οποίο (κατά την κρίση της Τράπεζας) να έχει Ουσιώδες Βλαπτικό Αποτέλεσμα

18.2. Ενέργειες κατόπιν Γεγονότος Υπερημερίας. Κατά την στιγμή ή καθ’ οιονδήποτε χρόνο μετά την επέλευση ενός Γεγονότος Υπερημερίας, η Τράπεζα δύναται να προβεί κατά την απόλυτη κρίση της σε οποιαδήποτε από τις κάτωθι ενέργειες, ήτοι:

(α) να επιδώσει στις Δανειζόμενες εξώδικη δήλωση στην οποία να δηλώνει ότι όλες οι υποχρεώσεις της Τράπεζας έναντι των Δανειζομένων παύουν και/ή 54

(β) να επιδώσει στις Δανειζόμενες εξώδικη δήλωση με την οποία να κηρύσσει το Δάνειο, τους επ’ αυτού τόκους και όλα τα υπόλοιπα ποσά που οφείλονται βάσει της παρούσας ληξιπρόθεσμα και απαιτητά και/ή

(γ) να επιδώσει στις Δανειζόμενες εξώδικη δήλωση με την οποία να δηλώνει ότι έχει επέλθει Γεγονός Υπερημερίας και ότι η Τράπεζα επιφυλάσσεται όλων των δικαιωμάτων της από την παρούσα και τα Έγγραφα Χρηματοδότησης και/ή

(δ) να λάβει οποιαδήποτε άλλα μέτρα δικαιούται να λάβει εκ του νόμου ή των προβλεπομένων στα Έγγραφα Χρηματοδότησης.

18.3. Λήξη της υποχρέωσης της Τράπεζας να χορηγήσει το Δάνειο. Με την επίδοση της εξώδικης δήλωσης της παραγράφου (α) του άρθρου 18.2., η υποχρέωση της Τράπεζας για χορήγηση της Εκταμίευσης καθώς και όλες οι υπόλοιπες υποχρεώσεις της Τράπεζας έναντι των Δανειζομένων παύουν.

18.4. Καταγγελία του Δανείου Με την επίδοση της εξώδικης δήλωσης της παραγράφου (β) του άρθρου 18.2, όλα τα ποσά που οφείλονται από τις Δανειζόμενες ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος στην Τράπεζα σύμφωνα με την παρούσα ή οποιοδήποτε Έγγραφο Εξασφάλισης καθίστανται ληξιπρόθεσμα και απαιτητά.

18.5. Πολλαπλές εξώδικες δηλώσεις. Πράξεις χωρίς να έχει προηγηθεί εξώδικη δήλωση. Η Τράπεζα δύναται να επιδώσει περισσότερες δηλώσεις των παραγράφων (α) και (β) του άρθρου 18.2 ταυτόχρονα ή σε διαφορετικό χρόνο και μπορεί να προβεί σε όλες τις πράξεις που αναφέρονται στο εν λόγω άρθρο ακόμη και προ της επίδοσης της ή των εξωδίκων δηλώσεων ή ταυτόχρονα με την επίδοσή τους ή με την επίδοση οποιασδήποτε εξ αυτών.

18.6. Περιορισμός Ευθύνης της Τράπεζας. Ούτε η Τράπεζα ούτε οποιοσδήποτε διαχειριστής διοριστεί από αυτήν φέρει οποιαδήποτε ευθύνη έναντι των Δανειζομένων ή οποιουδήποτε Παρέχοντος Εξασφάλιση Μέρους για τα κάτωθι:

(α) για οποιαδήποτε ζημία προκληθεί από την άσκηση των δικαιωμάτων τους ή την λήψη μέτρων αναγκαστικής εκτέλεσης μίας Εξασφάλισης ή από την μη άσκηση ή καθυστέρηση στην άσκηση των ανωτέρω δικαιωμάτων ή έναρξη πράξεων αναγκαστικής εκτέλεσης,

(β) στην περίπτωση που η Τράπεζα ενεργεί ως κατέχων ενυπόθηκος δανειστής ή υπό οποιαδήποτε άλλη ιδιότητα, για οποιοδήποτε έσοδο ή ποσό κεφαλαίου που θα μπορούσε να έχει εισπραχθεί ή γεννηθεί από οποιοδήποτε περιουσιακό στοιχείο καλύπτεται από Εξασφάλιση ή για την απομείωση της αξίας του εν λόγω περιουσιακού στοιχείου, όπως και αν αυτή προήλθε

Τα ανωτέρω δεν απαλλάσσουν την Τράπεζα ή προστηθέντα αυτής από ευθύνη για ζημία που προήλθε από δόλο ή βαριά αμέλεια των προστηθέντων της Τράπεζας.

18.7. Σχετικά Πρόσωπα. Για τους σκοπούς του άρθρου 18, «Σχετικά Πρόσωπα» σημαίνει τη Δανειζόμενη, τον Εγγυητή και τις θυγατρικές αυτών.

18.8. Επαναφορά σε Πρότερη Κατάσταση. Εάν μετά την επέλευση Γεγονότος Υπερημερίας που συνεχίζεται και πριν την τελική πώληση οποιουδήποτε Πλοίου από την Τράπεζα στο πλαίσιο αναγκαστικής εκτέλεσης, οι Δανειζόμενες προτείνουν να θεραπεύσουν πλήρως κάθε Γεγονός Υπερημερίας και να εξοφλήσουν όλα τα έξοδα, τις δαπάνες και τις ζημίες της Τράπεζας που προήλθαν από το σχετικό Γεγονός Υπερημερίας πλέον όλων των οφειλόμενων τόκων σύμφωνα με το Επιτόκιο Υπερημερίας, τότε η Τράπεζα δύναται υπό την διακριτική της ευχέρεια να αποδεχτεί την σχετική πρόταση και εξόφληση και να αποκαταστήσει τις Δανειζόμενες στην πρότερη κατάσταση, νοουμένου ότι τυχόν τέτοια αποδοχή δεν θα επηρεάζει τυχόν μελλοντικό Γεγονός Υπερημερίας ούτε θα παραβλάπτει την άσκησή από την Τράπεζα των δικαιωμάτων της. 55

Στην περίπτωση επαναφοράς των πραγμάτων στην πρότερη κατάσταση ακόμα και αν ως αποτέλεσμα γίνει παραίτηση, παύση ή απόρριψη τυχόν νομικών ή άλλων διαδικασιών από την πλευρά της Τράπεζας, σε κάθε περίπτωση η Τράπεζα θα επανέλθει σε όλα τα δικαιώματα και τις εξουσίες και οι Δανειζόμενες σε όλες τις υποχρεώσεις που προϋπήρχαν σαν να μην είχαν γίνει καθόλου οι σχετικές διαδικασίες ή η παραίτηση, παύση ή απόρριψη αυτών.

19. ΑΜΟΙΒΕΣ ΚΑΙ ΕΞΟΔΑ

19.1. Αμοιβές. Οι Δανειζόμενες θα καταβάλουν στην Τράπεζα κατά την υπογραφή της παρούσας μία αμοιβή ποσού ίσου με το 1% του ποσού του Δανείου. Η εν λόγω αμοιβή τυγχάνει καταβλητέα στο σύνολό της σε κάθε περίπτωση, ανεξάρτητα από την τυχόν μη χορήγηση του Δανείου για τους αναφερόμενους στην παρούσα λόγους ή τη μη λήψη αυτού εν όλω ή εν μέρει από τις Δανειζόμενες, μετά δε την καταβολή της δεν επιστρέφεται σε οποιαδήποτε περίπτωση.

19.2. Έξοδα διαπραγμάτευσης, προετοιμασίας κ.λπ. Οι Δανειζόμενες θα καταβάλουν στην Τράπεζα σε πρώτη ζήτηση όλα τα έξοδα (περιλαμβανομένων ενδεικτικά αμοιβών ανεξάρτητων ασφαλιστικών συμβούλων, νομικών αμοιβών και ΦΠΑ (όπου ισχύει) τα οποία κατέβαλε ή τυχόν καταβάλει στο μέλλον η Τράπεζα για την διαπραγμάτευση, προετοιμασία, υπογραφή ή καταχώρηση οποιουδήποτε Εγγράφου Χρηματοδότησης ή σχετικού εγγράφου ή για οποιαδήποτε συναλλαγή προβλέπεται από ένα Έγγραφο Χρηματοδότησης ή σχετικό έγγραφο (περιλαμβανομένων, ενδεικτικά, αμοιβών προς επιθεωρητές πλοίων, συμβούλων ασφάλισης, κλπ).

19.3. Έξοδα τροποποιήσεων, εκτέλεσης κ.λπ. Οι Δανειζόμενες θα καταβάλουν στην Τράπεζα, σε πρώτη ζήτηση κατόπιν παροχής των αναγκαίων παραστατικών και τιμολογίων, τα έξοδα που κατέβαλε η τελευταία σε σχέση με:

(α) οποιαδήποτε τροποποίηση ή συμπλήρωμα Εγγράφου Χρηματοδότησης,

(β) οποιαδήποτε συναίνεση ή παραίτηση της Τράπεζας από δικαίωμά της απορρέον από Έγγραφο Χρηματοδότησης,

(γ) οποιαδήποτε εκτίμηση εξασφάλισης η οποία παρέχεται ή έχει παρασχεθεί σύμφωνα με το άρθρο 14 ή οποιοδήποτε άλλο ζήτημα σχετικά με την εν λόγω εξασφάλιση,

(δ) την μελέτη των Ασφαλίσεων σύμφωνα με το άρθρο 12.18, όπου η Τράπεζα κρίνει (κατά την απόλυτη διακριτική της ευχέρεια) ότι έχει υπάρξει ουσιώδης μεταβολή στις Ασφαλίσεις οποιουδήποτε Πλοίου,

(ε) οποιεσδήποτε ασφαλίσεις ληφθούν ή κανονιστούν με μέριμνα της Τράπεζας κατόπιν επελεύσεως Γεγονότος Υπερημερίας κατά κινδύνων λιμένος ή κατά οποιωνδήποτε κινδύνων,

(στ) οποιεσδήποτε ενέργειες κάνει η Τράπεζα προκειμένου να προστατεύσει, να ασκήσει ή να εκτελέσει οποιαδήποτε δικαιώματά της ή Εξασφαλίσεις ή για οποιονδήποτε συναφή σκοπό,

(ζ) οποιαδήποτε νομικά έξοδα.

19.4. Φόροι. Οι Δανειζόμενες θα καταβάλλουν εγκαίρως όλους τους φόρους που επιβάλλονται ή αφορούν οποιοδήποτε Έγγραφο Χρηματοδότησης αλλά εξαιρουμένων των περιπτώσεων που αφορούν σε αλλαγή του ποσοστού φόρου επί του συνολικού καθαρού εισοδήματος της Τράπεζας (ή της μητρικής αυτής εταιρείας), και μόλις το ζητήσει η Τράπεζα θα την αποζημιώσουν για οποιαδήποτε έξοδα ή απαιτήσεις προέκυψαν εναντίον της Τράπεζας ως αποτέλεσμα της μη πληρωμής ή της καθυστερημένης πληρωμής από τις Δανειζόμενες των ως άνω φόρων.

19.5. Καταβολή εξόδων από την Τράπεζα. Η Τράπεζα καταβάλλουσα τυχόν, καίτοι δεν υποχρεούται, τα κατ’ άρθρο 19.3 και/ή 19.4 ποσά, θα χρεώνει με αυτά τις Δανειζόμενες, με τόκο υπολογιζόμενο από την ημερομηνία της καταβολής αυτής: (i) εφόσον πρόκειται για έξοδα καταβλητέα σε συνάλλαγμα, με επιτόκιο κατά δύο εκατοστιαίες μονάδες (2%) ανώτερο του αθροίσματος του περιθωρίου επιτοκίου, και του επιτοκίου OVERNIGHT ή του ημερησίου επιτοκίου, τα οποία (επιτόκια) θα αντλούνται από τον πίνακα 56

επιτοκίων της Τράπεζας καθημερινά, για ποσό ίσο με το εκάστοτε ποσό των ανωτέρω εξόδων (ii) εφόσον πρόκειται για έξοδα καταβλητέα σε Δολάριο, με το επιτόκιο που προβλέπεται στο άρθρο 6.2και (iii) εφόσον πρόκειται για έξοδα καταβλητέα σε ΕΥΡΩ, με το ανώτατο εκάστοτε εξωτραπεζικό επιτόκιο υπερημερία.ς

Ο ανωτέρω τόκος θα λογίζεται και θα καταβάλλεται ανά εξάμηνο και θα υπολογίζεται με βάση τον πραγματικό αριθμό ημερών κάθε Περιόδου Εκτοκισμού και έτος 360 ημερών.

20. ΑΠΟΖΗΜΙΩΣΗ

20.1. Αποζημίωση σε σχέση με τον δανεισμό και αποπληρωμή του Δανείου. Οι Δανειζόμενες θα αποζημιώσουν πλήρως την Τράπεζα σε πρώτη ζήτηση για όλα τα έξοδα, υποχρεώσεις που ανέλαβε και ζημίες που υπέστη ή που η Τράπεζα εκτιμά ότι θα υποστεί εξ αιτίας:

(α) μη εκταμίευσης της Εκταμίευσης κατά την ημερομηνία που αναγράφεται στην αντίστοιχη Δήλωση Εκταμίευσης για οποιονδήποτε λόγο εκτός αν πρόκειται για λόγο που αφορά την Τράπεζα,

(β) της είσπραξης όλου ή μέρους του Δανείου ή οποιουδήποτε ποσού έχει καταστεί ληξιπρόθεσμο και απαιτητό αν η πληρωμή του από τις Δανειζόμενες δεν γίνει την τελευταία ημέρα μίας Περιόδου Εκτοκισμού ή άλλης σχετικής περιόδου,

(γ) μη καταβολής από τις Δανειζόμενες οποιουδήποτε ποσού καταβλητέου σύμφωνα με τα Έγγραφα Χρηματοδότησης κατά την δήλη ημέρα πληρωμής του ή, αν είναι πληρωτέο σε πρώτη ζήτηση, την ημερομηνία που θα τάξει η Τράπεζα,

(δ) της επέλευσης ή συνέχισης ενός Γεγονότος Υπερημερίας ή Πιθανού Γεγονότος Υπερημερίας και/ή της καταγγελίας του Δανείου σύμφωνα με το άρθρο 18,

(ε) οποιουδήποτε φόρου (εκτός από τον φόρο επί του συνολικού καθαρού εισοδήματος ή αυτού που σχετίζεται με Απομείωση FATCA) η πληρωμή του οποίου βαρύνει την Τράπεζα επί οποιουδήποτε ποσού καταβληθεί ή τυγχάνει καταβλητέο στην Τράπεζα για οποιονδήποτε λόγο, σύμφωνα με τα Έγγραφα Χρηματοδότησης.

20.2 Κόστος Επανεπένδυσης (Breakage Costs)

(α) Οι Δανειζόμενες, εντός τριών Εργασίμων Ημερών από την ημερομηνία υποβολής από την Τράπεζα σχετικού αιτήματος, θα καταβάλουν στην Τράπεζα το Κόστος Επανεπένδυσης της τελευταίας που τυχόν προέκυψε εξ αιτίας της καταβολής από τις Δανειζόμενες οποιουδήποτε μέρους του Δανείου ή Ανεξόφλητου Ποσού σε ημερομηνία διάφορη της τελευταίας ημέρας μίας Περιόδου Εκτοκισμού.

(β) Περαιτέρω, οι Δανειζόμενες θα αποζημιώσουν την Τράπεζα για οποιαδήποτε ζημία, έξοδο ή απώλεια υποστεί η τελευταία εξ αιτίας καταγγελίας οποιασδήποτε συναλλαγής ανταλλαγής νομίσματος ή επιτοκίου που συνήφθη προκειμένου να αντισταθμιστεί ο κίνδυνος που απορρέει από την παρούσα ή τις τυχόν ζημίες ή έξοδα και υποχρεώσεις που η Τράπεζα κρίνει ότι μπορεί να προκύψουν, συμπεριλαμβανομένων διαφυγόντων κερδών, από την καταγγελία ενός αριθμού συναλλαγών αντιστάθμισης κινδύνου, μία εκ των οποίων είναι η παρούσα.

20.3. Άλλες αποζημιώσεις. Οι Δανειζόμενες θα αποζημιώσουν την Τράπεζα πλήρως για όλες τις ζημίες, υποχρεώσεις, φόρους, απώλειες και έξοδα πάσης φύσεως («αποζημιωτέα ποσά») τα οποία πιθανόν να υποστεί η Τράπεζα σε οποιοδήποτε κράτος, σε σχέση με:

(α) οποιαδήποτε πράξη ή παράλειψη της Τράπεζας ή οποιουδήποτε προστηθέντος αυτής σύμφωνα με τα Έγγραφα Χρηματοδότησης,

(β) παράβαση των Κυρώσεων από οποιαδήποτε Δανειζομένη ή τον Εγγυητή,

(γ) οποιοδήποτε άλλο Σχετικό Ζήτημα, 57

εκτός από αποζημιωτέα ποσά τα οποία οφείλονται αμέσως ή κυρίως εξ αιτίας δόλου ή βαριάς αμέλειας της Τράπεζας και των προστηθέντων αυτής.

Χωρίς περιορισμό της γενικότητας του, το παρόν άρθρο καλύπτει και οποιεσδήποτε απαιτήσεις, έξοδα, υποχρεώσεις και απώλειες τυχόν ανακύψουν σε σχέση με οποιονδήποτε νόμο για την ασφάλεια στην θάλασσα, τον Κώδικα ISM, τον Κώδικα ISPS ή οποιονδήποτε Περιβαλλοντικό Νόμο.

20.4. Αποζημίωση μετατροπής νομίσματος. Σε περίπτωση που η Τράπεζα υποχρεωθεί να μετατρέψει οποιοδήποτε ποσό, που οφείλεται σε αυτήν δυνάμει της παρούσας και/ή των εγγράφων με τα οποία θα παραχωρηθούν εμπράγματες ή προσωπικές ασφάλειες ή συνεπεία δικαστικής αποφάσεως ή διαταγής πληρωμής από το νόμισμα, στο οποίο πρέπει να πληρωθούν (το «Πρώτο Νόμισμα») σε άλλο νόμισμα (το «Δεύτερο Νόμισμα»), λόγω: α) εγέρσεως αγωγής ή αναγγελίας κατά παντός υποχρέου από την παρούσα σύμβαση ή τα άλλα έγγραφα, δυνάμει των οποίων έχουν παραχωρηθεί εμπράγματες και προσωπικές ασφάλειες, β) εκδόσεως αποφάσεως ή διαταγής πληρωμής ή διαταγής κατά παντός υποχρέου από οποιοδήποτε δικαστήριο ή δημόσια ή δικαστική Αρχή, γ) εκτελέσεως διαταγής ή αποφάσεως, επιδικάζουσας απαιτήσεις της Τράπεζας, σε σχέση με την παρούσα ή τα λοιπά έγγραφα, με τα οποία έχουν παραχωρηθεί εμπράγματες και προσωπικές ασφάλειες, οι Δανειζόμενες θα αποζημιώνουν την Τράπεζα για κάθε απώλεια ή ζημία που τυχόν θα προκληθεί από οποιαδήποτε διαφορά μεταξύ: i) της τιμής συναλλάγματος για τη μετατροπή του ποσού αυτού από το Πρώτο Νόμισμα στο Δεύτερο Νόμισμα και ii) της τιμής συναλλάγματος, στην οποία η Τράπεζα, κατά τη συνήθη πορεία των εργασιών της δύναται να αγοράσει το Πρώτο Νόμισμα έναντι του Δευτέρου Νομίσματος, όταν εισπράξει ένα ποσό το οποίο καταβλητέο σε αυτήν για τη μερική ή ολική ικανοποίηση οποιασδήποτε τέτοιας διαταγής, αποφάσεως, απαιτήσεως, αναγγελίας ή αγωγής. Στον όρο “τιμή συναλλάγματος” περιλαμβάνεται κάθε ποσό και έξοδο μετατροπής που πρέπει να καταβληθεί για την αγορά και μετατροπή του Πρώτου Νομίσματος στο Δεύτερο Νόμισμα, με την τιμή συναλλάγματος όπως αυτή θα προκύπτει από το Δελτίο Τιμών Συναλλάγματος της Τράπεζας.

20.5. Και στην περίπτωση της αποζημίωσης λόγω μετατροπής νομίσματος ισχύουν τα προβλεπόμενα στο άρθρο 19.5 της παρούσας.

20.6. Υποχρεωτικές Δαπάνες. Οι Δανειζόμενες, σε πρώτη ζήτηση της Τράπεζας, θα αποζημιώσουν την Τράπεζα για το ποσό που η τελευταία βεβαιώνει σε δήλωσή της προς τις Δανειζόμενες ότι κατά την καλόπιστη κρίση της θα απαιτηθεί να καταβάλουν αναλογικά προς το Δάνειο λόγω συμμόρφωσής της προς το ελάχιστο αποθεματικό (ή άλλες σχετικές απαιτήσεις που αποβλέπουν στον ίδιο σκοπό) που πρέπει να τηρεί κατ’ απαίτηση της Ευρωπαϊκής Κεντρικής Τράπεζας ή οποιασδήποτε άλλης αρχής την αντικαθιστά, για την χρηματοδότηση μέσω υποκαταστήματος εντός ενός Συμμετέχοντος Κράτους-Μέλους, για δάνεια που χορηγούνται από το συγκεκριμένο υποκατάστημα.

21. ΠΕΡΙ ΜΗ ΣΥΜΨΗΦΙΣΜΟΥ Ή ΜΕΙΩΣΗΣ ΛΟΓΩ ΦΟΡΟΥ

21.1. Απουσία απαλλαγών. Όλα τα ποσά που οφείλονται από τις Δανειζόμενες σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης θα πρέπει να καταβληθούν (α) άνευ οποιασδήποτε μορφής συμψηφισμού, ανταπαίτησης ή αίρεσης και (β) άνευ οποιασδήποτε μείωσης λόγω φόρου, εκτός αν εκ του νόμου οι Δανειζόμενες είναι υποχρεωμένες να προβούν στην εν λόγω μείωση.

21.2. Αναγωγή για φόρους. Αν οι Δανειζόμενες υποχρεούνται εκ του νόμου να προβούν σε μείωση οποιουδήποτε καταβαλλόμενου ποσού λόγω φόρου επ΄ αυτού:

(α) οι Δανειζόμενες θα ειδοποιήσουν την Τράπεζα μόλις λάβουν γνώση,

(β) οι Δανειζόμενες θα καταβάλουν εγκαίρως τον επί του ποσού φόρο στην αρμόδια φορολογική αρχή και σε κάθε περίπτωση πριν την επιβολή οποιουδήποτε προστίμου ή ποινής,

(γ) το ποσό που θα πρέπει να καταβάλει στην Τράπεζα θα αυξηθεί κατά το αναγκαίο ποσό ούτως ώστε η Τράπεζα να λάβει το πλήρες ποσό που της οφείλεται. 58

21.3. Απόδειξη πληρωμής φόρων. Εντός 1 μηνός από την καταβολή του φόρου, οι Δανειζόμενες θα προσκομίσουν στην Τράπεζα δικαιολογητικά ικανοποιητικά για την Τράπεζα που θα αποδεικνύουν την καταβολή του φόρου στην αρμόδια φορολογική αρχή.

21.4. Εξαίρεση του φόρου επί του συνολικού καθαρού εισοδήματος. Στο παρόν άρθρο 21 ο όρος μείωση λόγω φόρου σημαίνει οποιαδήποτε έκπτωση ή παρακράτηση για ή έναντι οποιουδήποτε παρόντος ή μελλοντικού φόρου εκτός από τον φόρο επί του συνολικού καθαρού εισοδήματος της Τράπεζας.

21.5 Επιστροφή Φόρων

Αν κατόπιν μείωσης οποιουδήποτε καταβαλλόμενου ποσού λόγω φόρου σύμφωνα με το άρθρο 21.2, γίνει στην Τράπεζα επιστροφή του φόρου που καταβλήθηκε, η Τράπεζα χωρίς να τίθεται σε διακινδύνευση το πλήρες ποσό που της οφείλεται και χωρίς να αποκλείεται να λάβει και τυχόν άλλα μέτρα, θα καταβάλλει στις Δανειζόμενες το κατά την κρίση της Τράπεζας αναλογούν ποσό επιστροφής φόρου έτσι ώστε στο τέλος η Τράπεζα να μην είναι σε χειρότερη θέση από αυτή που θα ήταν αν δεν είχε λάβει χώρα η μείωση από τις Δανειζόμενες σύμφωνα με το άρθρο 21.2. Η σχετική καταβολή θα γίνει αφού η Τράπεζα βεβαιώσει ότι πράγματι εισέπραξε την σχετική επιστροφή φόρου. Το σχετικό άρθρο δεν υποχρεώνει την Τράπεζα να αλλάξει τις φορολογικές της πρακτικές ή να παράσχει πληροφορίες για αυτές. Επίσης οι Δανειζόμενες δεν δικαιούνται να ρωτούν την Τράπεζα για τις φορολογικές της πρακτικές.

21.6. Πληροφορίες FATCA

(α) Υπό την επιφύλαξη των διαλαμβανομένων στην παράγραφο (γ) κατωτέρω, κάθε Μέρος εντός δέκα (10) Εργασίμων Ημερών από την εύλογη αίτηση ενός άλλου Μέρους υποχρεούται:

(1) να επιβεβαιώσει στο ως άνω αναφερόμενο άλλο Μέρος αν είναι ή όχι Εξαιρούμενο από την FATCA Μέρος

(2) να παραδώσει στο ως άνω αναφερόμενο άλλο Μέρος όλα τα έντυπα, τα δικαιολογητικά έγγραφα και άλλες πληροφορίες που σχετίζονται με το καθεστώς του σύμφωνα με την FATCA (περιλαμβανομένων του εφαρμοστέου σε αυτό “ποσοστού ενδιάμεσων πληρωμών (passthru payments)” ή άλλης πληροφορίας που απαιτείται σύμφωνα με τους κανονισμούς του Υπουργείου Οικονομικών των ΗΠΑ ή με άλλες επίσημες κατευθυντήριες οδηγίες περιλαμβανομένου του Ν. 4493/2017 ως εκάστοτε ισχύει και λοιπών τυχόν διακρατικών συμφωνιών) τα οποία ευλόγως ζητά το εν λόγω άλλο Μέρος προκειμένου να τελεί σε συμμόρφωση με την FATCA.

(β) Αν ένα Μέρος επιβεβαιώσει σε άλλο Μέρος σύμφωνα με την παράγραφο (α)(1) ανωτέρω ότι είναι Εξαιρούμενο από την FATCA Μέρος και στην συνέχεια αντιληφθεί ότι δεν είναι ή ότι έχει παύσει να είναι, το εν λόγω Μέρος θα ενημερώσει το άλλο Μέρος έγκαιρα.

(γ) Η παράγραφος (α) ανωτέρω δεν υποχρεώνει την Τράπεζα να πράξει οτιδήποτε που κατά την εύλογη κρίση της ενδέχεται να συνιστά παράβαση οποιουδήποτε νόμου ή κανονισμού ή πολιτικής του Μέρους αυτού, ή καθήκοντος εμπιστευτικότητας ή απορρήτου ή να οδηγήσει στην αποκάλυψη εμπιστευτικών πληροφοριών (περιλαμβανομένων, ενδεικτικά, δηλώσεων φόρου εισοδήματος και υπολογισμών) ΥΠΟ ΤΟΝ ΟΡΟ εντούτοις ότι οι εν λόγω πληροφορίες που ζητώνται (ή οτιδήποτε ισοδύναμο με αυτές) από τα έντυπα W-8 ή W-9 (ή οποιαδήποτε αντίστοιχα έντυπα τυχόν τα διαδεχθούν) της Φορολογικής Αρχής των ΗΠΑ δεν θα θεωρούνται ως εμπιστευτικές πληροφορίες αυτού του Μέρους, για τους σκοπούς της παρούσας παραγράφου (γ).

(δ) Αν ένα Μέρος δεν επιβεβαιώσει το καθεστώς του ή δεν προσκομίσει τα έντυπα, τα έγγραφα ή άλλη πληροφορία που ζητήθηκε σύμφωνα με την παράγραφο (α) ανωτέρω (περιλαμβανομένων και των εγγράφων που απαιτούνται όταν τυγχάνει εφαρμογής η παράγραφος (γ)) τότε: 59

(1) αν αυτό το Μέρος δεν επιβεβαιώσει ότι είναι (και/ή παραμένει) Εξαιρούμενο από την FATCA Μέρος, τότε το Μέρος αυτό θα θεωρείται για τους σκοπούς των Εγγράφων Χρηματοδότησης ως μη Εξαιρούμενο από την FATCA Μέρος και

(2) αν αυτό το Μέρος δεν επιβεβαιώσει το εφαρμοστέο «ποσοστό ενδιάμεσων πληρωμών (passthru payments)», τότε θα θεωρείται για τους σκοπούς των Εγγράφων Χρηματοδότησης και των πληρωμών που γίνονται με βάση αυτά, ότι το ποσοστό αυτό είναι 100%,

έως ότου (σε αμφότερες τις ανωτέρω υπό (1) και (2) περιπτώσεις) το εν λόγω Μέρος να προσκομίσει την ζητούμενη επιβεβαίωση, έντυπα, δικαιολογητικά έγγραφα και άλλες πληροφορίες.

21.7. Απομείωση FATCA και αναγωγή από Υπόχρεο

(α) Αν ένας Υπόχρεος οφείλει να προβεί σε Απομείωση FATCA, ο εν λόγω Υπόχρεος θα κάνει την σχετική Απομείωση και οποιαδήποτε πληρωμή απαιτείται σε σχέση με την εν λόγω Απομείωση FATCA εντός του χρονικού διαστήματος και κατά το ελάχιστο ποσό που απαιτείται από την FATCA.

(β) Αν ένας Υπόχρεος οφείλει να προβεί σε μία Απομείωση FATCA το ποσό της πληρωμής που οφείλεται από τον Υπόχρεο αυτόν θα αυξηθεί σε ποσό που, μετά την Απομείωση FATCA, ισούται με το ποσό που οφειλόταν εξ αρχής.

(γ) οι Δανειζόμενες εγκαίρως μόλις λάβουν γνώση ότι ένας Υπόχρεος οφείλει να προβεί σε Απομείωση FATCA (ή ότι έχει υπάρξει αλλαγή στο ποσοστό ή την βάση υπολογισμού της Απομείωσης FATCA) θα ενημερώνουν την Τράπεζα. Αντιστοίχως, η Τράπεζα θα ενημερώνει τις Δανειζόμενες μόλις λάβει γνώσει ότι το ίδιο συμβαίνει σε σχέση με πληρωμή που οφείλεται στην Τράπεζα.

(δ) Εντός τριάντα (30) ημερών από την Απομείωση FATCA ή οποιαδήποτε καταβολή απαιτείται σε σχέση με αυτή, ο Υπόχρεος που προβαίνει στην εν λόγω Απομείωση FATCA ή την πληρωμή θα προσκομίζει στην Τράπεζα ικανοποιητικά κατά την κρίση της Τράπεζας στοιχεία ότι η Απομείωση FATCA έχει γίνει ή οποιαδήποτε σχετιζόμενη πληρωμή έχει πραγματοποιηθεί στην αρμόδια κυβερνητική ή φορολογική αρχή.

21.8. Απομείωση FATCA από την Τράπεζα

(α) Η Τράπεζα δύναται να προβεί σε οποιαδήποτε Απομείωση FATCA απαιτείται να κάνει και οποιαδήποτε πληρωμή απαιτείται σε σχέση με την εν λόγω Απομείωση FATCA και η Τράπεζα δεν υποχρεούται να αυξήσει οποιαδήποτε πληρωμή σε σχέση με την οποία απαιτείται Απομείωση FATCA ή με οποιονδήποτε άλλον τρόπο να αποζημιώσει τον λήπτη της πληρωμής για την εν λόγω Απομείωση FATCA. Αν η Τράπεζα αντιληφθεί ότι πρέπει να προβεί σε Απομείωση FATCA σε σχέση με πληρωμή προς άλλο Μέρος ή ότι έχει υπάρξει οποιαδήποτε αλλαγή του ποσοστού ή της βάσης υπολογισμού της εν λόγω Απομείωσης FATCA, θα ενημερώσει το εν λόγω άλλο Μέρος.

(β) Αν η Τράπεζα απαιτείται να προβεί σε Απομείωση FATCA σε σχέση με πληρωμή από έναν Υπόχρεο, το ποσό που οφείλεται από τον εν λόγω Υπόχρεο θα αυξηθεί σε ποσό τέτοιο ώστε μετά την Απομείωση FATCA που θα έχει κάνει η Τράπεζα, να απομένει στην Τράπεζα ποσό ίσο με την πληρωμή που θα είχε γίνει από την Τράπεζα αν δεν απαιτείτο Απομείωση FATCA.

(γ) Η Τράπεζα μόλις αντιληφθεί ότι πρέπει να προβεί σε Απομείωση FATCA σε σχέση με μία πληρωμή από έναν Υπόχρεο ή ότι υπήρξε αλλαγή στο ποσοστό ή την βάση υπολογισμού της εν λόγω Απομείωσης FATCA θα ενημερώνει αμελλητί τις Δανειζόμενες και τον σχετικό Υπόχρεο.

(δ) Οι Δανειζόμενες εντός 3 Εργασίμων Ημερών από την ημερομηνία που η Τράπεζα θα το ζητήσει, θα καταβάλει στην Τράπεζα ποσό ίσο προς την ζημία, υποχρέωση ή δαπάνη που η Τράπεζα κρίνει ότι έχει ή θα έχει αμέσως ή εμμέσως υποστεί ως αποτέλεσμα μίας Απομείωσης FATCA σε σχέση με μία πληρωμή που οφείλεται σύμφωνα με τα Έγγραφα Χρηματοδότησης. Η παρούσα παράγραφος δεν εφαρμόζεται 60

όταν η εν λόγω ζημία, υποχρέωση ή δαπάνη αποζημιωθεί μέσω της αυξημένης πληρωμής που προβλέπεται στην παράγραφο (β) ανωτέρω.

(ε) Αν η Τράπεζα προβάλει ή προτίθεται να προβάλει μία απαίτηση κατά τα προβλεπόμενα στην παράγραφο (δ) ανωτέρω, θα ειδοποιήσει αμελλητί τις Δανειζόμενες για την Απομείωση FATCA από την οποία απορρέει η εν λόγω απαίτηση.

21.9. Συμβατική αναγνώριση της Διάσωσης εκ των έσω. Κατά παρέκκλιση άλλων όρων των Εγγράφων Χρηματοδότησης ή οποιασδήποτε άλλης συμφωνίας, διευθέτησης ή συνεννόησης μεταξύ των Μερών, κάθε Μέρος αναγνωρίζει και δέχεται ότι οποιαδήποτε ευθύνη οποιουδήποτε Μέρους προς ένα άλλο Μέρος απορρέουσα από τα Έγγραφα Χρηματοδότησης υπόκειται σε Ενέργεια Διάσωσης εκ των έσω από την σχετική Αρχή Εξυγίανσης και αναγνωρίζει και δέχεται ότι δεσμεύεται από τον αντίκτυπο των κατωτέρω:

(α) οποιασδήποτε Ενέργειας Διάσωσης εκ των έσω σε σχέση με οποιαδήποτε υποχρέωση, περιλαμβανομένων ενδεικτικά (1) της μείωσης εν όλω ή εν μέρει του ποσού κεφαλαίου, ή του ανεξόφλητου οφειλόμενου ποσού (περιλαμβανομένων γεγενημένων αλλά μη καταβεβλημένων τόκων) επί της ως άνω υποχρέωσης (β) της μετατροπής του συνόλου ή μέρους οποιασδήποτε τέτοιας υποχρέωσης σε μετοχές ή άλλα χρεώγραφα που πιθανόν να εκδοθούν ή να διανεμηθούν και (γ) της ακύρωσης οποιασδήποτε τέτοιας υποχρέωσης και

(β) της τροποποίησης οποιουδήποτε όρου των Εγγράφων Χρηματοδότησης στον βαθμό που είναι αναγκαίο για την πραγματοποίηση οποιασδήποτε Ενέργειας Διάσωσης εκ των έσω σε σχέση με οποιαδήποτε τέτοια υποχρέωση.

22. ΣΥΝΕΠΕΙΕΣ ΠΑΡΑΝΟΜΟΥ

22.1. Παράνομο. Στην περίπτωση που η Τράπεζα δεν δύναται να διατηρήσει ή να εκπληρώσει οποιαδήποτε από τις υποχρεώσεις της σύμφωνα με την παρούσα κατά τον προβλεπόμενο στην παρούσα ή οποιοδήποτε Έγγραφο Χρηματοδότησης τρόπο εξαιτίας του ότι είτε είναι πλέον παράνομο ή απαγορεύεται, ή πρόκειται να καταστεί παράνομο ή να απαγορευθεί, (όπου περιλαμβάνονται ενδεικτικά και οι περιπτώσεις παράβασης των άρθρων 10.17 και 10.18 της παρούσας) ως αποτέλεσμα της εισαγωγής ενός νέου νόμου, τροποποίηση υπάρχοντος νόμου ή αλλαγή με οποιονδήποτε τρόπο στην εφαρμογή ή ερμηνεία ενός νόμου είτε είναι αντίθετο ή δεν συνάδει με οποιονδήποτε κανονισμό, η Τράπεζα υποχρεούται να ειδοποιήσει σχετικά τις Δανειζόμενες.

22.2 Προπληρωμή, λήξη υποχρέωσης της Τράπεζας να χορηγήσει το Δάνειο. Με την λήψη από τις Δανειζόμενες της ειδοποίησης της προηγούμενης παραγράφου, παύει η υποχρέωση της Τράπεζας να χορηγήσει την Εκταμίευση και ταυτόχρονα ή σε αργότερη ημερομηνία που θα προσδιορίσει η Τράπεζα στην ειδοποίηση της παραγράφου 22.1, οι Δανειζόμενες θα προπληρώσουν το Δάνειο κατά τους όρους του άρθρου 7.

Νοουμένου ότι, σε περιπτώσεις που γεννάται δικαίωμα ειδοποίησης σύμφωνα με τα άρθρα 22.1 και 22.2 τότε πριν προχωρήσει στην σχετική ειδοποίηση, η Τράπεζα θα καταβάλλει κάθε δυνατή επιμέλεια ώστε να μεταφερθούν οι υποχρεώσεις, ευθύνες και δικαιώματα της δανειακής σύμβασης και των άλλων Εγγράφων Χρηματοδότησης σε άλλο υποκατάστημα ή γραφείο της Τράπεζας που δεν επηρεάζεται από τις σχετικές περιστάσεις αλλά η Τράπεζα δεν θα υποχρεούται να προχωρήσει σε τέτοια μεταφορά αν κατά την κρίση της αυτό θα συνεπάγεται

α) αρνητικές συνέπειες στις επιχειρήσεις της, τις δραστηριότητες της ή την οικονομική της θέση

β) την ανάμειξη της σε δραστηριότητες που είναι παράνομες ή απαγορεύονται ή αντίκεινται σε κανονισμούς

γ) έξοδα (εκτός αν αποζημιωθεί για αυτά) ή φορολογική επιβάρυνση. 61

22Α. ΕΓΓΥΗΣΗ

22Α.1. Ο Εγγυητής εγγυάται ανεπιφυλάκτως προς την Τράπεζα την εμπρόθεσμη και ολοκληρωτική εξόφληση της Εγγυημένης Οφειλής, ενεχόμενοι σε ολόκληρο με τις Δανειζόμενες και ως αυτοφειλέτης.

22Α.2. Ο Εγγυητής ευθύνεται ανεξαρτήτως του νομοτύπου της από τις Δανειζόμενες αναληφθείσας υποχρεώσεως, ιδιαίτερα δε ανεξαρτήτως ελαττωμάτων σχετικά με την εκπροσώπηση αυτών.

22Α.3. Ο Εγγυητής παραιτείται της ενστάσεως διζήσεως, καθώς και του κατ' άρθρο 853 Α.Κ. δικαιώματος να προτείνει κατά της Τράπεζας ενστάσεις των Δανειζομένων. Επίσης, ο Εγγυητής παραιτείται έναντι της Τράπεζας του δικαιώματος να ασκήσει τα τυχόν εξ αναγωγής δικαιώματά του κατά των Δανειζομένων, εφόσον υφίσταται ανεξόφλητο μέρος της Εγγυημένης Οφειλής. Ο Εγγυητής παραιτείται έναντι της Τράπεζας του δικαιώματος της υποκαταστάσεώς του στα παρεπόμενα εμπράγματα δικαιώματα αυτής, μέχρι η Εγγυημένη Οφειλή να εξοφληθεί ολοσχερώς.

22Α.4. Ο Εγγυητής δεν ελευθερώνεται έστω και αν εξ οιουδήποτε λόγου βαρύνοντος ή μη την Τράπεζα, κατέστη αδύνατη η από τις Δανειζόμενες ικανοποίηση της Τράπεζας ούτε αν η Τράπεζα, εξ οιουδήποτε λόγου, παραιτήθηκε ασφαλειών υπέρ της απαιτήσεώς της, παρέχει δε από τούδε ανεκκλήτως στην Τράπεζα την ανεπιφύλακτη συναίνεσή του όπως αυτή παραιτείται, οποτεδήποτε, των σε εξασφάλιση της Εγγυημένης Οφειλής υπέρ αυτής ασφαλειών, εμπραγμάτων ή προσωπικών, που ελήφθησαν ή θα ληφθούν στο μέλλον. Τυχόν απόσβεση της κυρίας οφειλής άνευ ικανοποιήσεως της Τραπέζης (αρθρ. 864 Α.Κ.) ή τυχόν καθυστέρηση ή αμέλεια σχετικά με την ανάληψη και συνέχιση υπό της Τράπεζας της δικαστικής επιδιώξεως της απαιτήσεώς της (αρθρ. 866 868 Α.Κ.) συμφωνείται, ότι δεν αποτελούν λόγο ελευθερώσεως του Εγγυητή.

22Α.5. Ο Εγγυητής παραιτείται από κάθε ένσταση που απορρέει από το άρθρο 439 Α.Κ.

22Α.6. Κάθε αναγνώριση της Εγγυημένης Οφειλής, που θα γίνει στο μέλλον εκ μέρους των Δανειζομένων, υποχρεώνει και τον Εγγυητή.

22Α.7. Ο Εγγυητής ρητά, ανέκκλητα και ανεπιφύλακτα αποδέχεται και συναινεί σε οιανδήποτε τροποποίηση οιουδήποτε όρου της παρούσας σύμβασης ήθελε λάβει χώρα στο μέλλον με την σύμφωνη γνώμη των Δανειζομένων.

23. ΑΥΞΗΜΕΝΟ ΚΟΣΤΟΣ (INCREASED COST)

23.1. Αυξημένο κόστος. Το παρόν άρθρο εφαρμόζεται αν η Τράπεζα ειδοποιήσει τις Δανειζόμενες ότι κατά την καλόπιστη κρίση της Τράπεζας και ως αποτέλεσμα:

(α) της εισαγωγής ή τροποποίησης μετά την ημερομηνία υπογραφής της παρούσας ενός νόμου ή αλλαγής μετά την ημερομηνία υπογραφής της παρούσας του τρόπου ερμηνείας ή εφαρμογής ενός νόμου (με εξαίρεση οποιονδήποτε τυχόν αντίκτυπο στην επιβάρυνση πληρωμών που προβλέπονται στην παρούσα με φόρο επί του συνολικού καθαρού εισοδήματος της Τράπεζας) ή

β) του αντικτύπου της συμμόρφωσης με οποιονδήποτε κανονισμό (περιλαμβανομένων αυτών που αναφέρονται σε κεφαλαιακή επάρκεια ή ελέγχους ρευστότητας και αυτών που επηρεάζουν τον τρόπο που η Τράπεζα κατανέμει κεφάλαια για τις υποχρεώσεις της από την παρούσα) εισαχθεί ή τροποποιηθεί ή η ερμηνεία ή εφαρμογή του οποίου διαφοροποιηθεί μετά την ημερομηνία υπογραφής της παρούσας (περιλαμβανομένων ενδεικτικά της της Βασιλείας ΙΙΙ και της CRD IV) ή

(γ) του αντικτύπου της συμμόρφωσης με κανονισμό της Ευρωπαϊκής Κεντρικής Τράπεζας και/ή της Τράπεζας της Ελλάδος ή οποιασδήποτε σχετικής κεντρικής τράπεζας,

η Τράπεζα (ή η μητρική αυτής εταιρεία) έχει υποστεί ή πρόκειται να υποστεί «αυξημένο κόστος», δηλαδή: 62

(α) μείωση του κέρδους που αποκομίζει η Τράπεζα από την παροχή του Δανείου ή μείωση του συνολικού κεφαλαίου της Τράπεζας (ή των θυγατρικών της)

(β) επιπρόσθετο κόστος ή

(γ) μείωση οποιουδήποτε ποσού τυγχάνει καταβλητέο σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης,

που υφίσταται η Τράπεζα και οφείλεται στο ότι η Τράπεζα ή οποιαδήποτε θυγατρική της δεσμεύτηκε συμβατικώς για την παροχή του Δανείου ή την εκπλήρωση των υποχρεώσεών της σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

Εξαιρουμένων των περιπτώσεων που αφορούν σε αλλαγή του ποσοστού φόρου επί του συνολικού καθαρού εισοδήματος της Τράπεζας (ή της μητρικής αυτής εταιρείας), ή που καλύπτονται από την αποζημίωση για φόρο κατά τα προβλεπόμενα στο άρθρο 20.1 ή 21 ή που οφείλονται σε Απομείωση FATCA, η Τράπεζα δύναται καλοπίστως να διανείμει ή κατανείμει κόστη και/ή ζημίες μεταξύ των παγίων στοιχείων και των υποχρεώσεών της (ή μίας κατηγορίας αυτών) επί τη βάσει που η ίδια κρίνει κατάλληλη.

23.2. Πληρωμή αυξημένου κόστους. Οι Δανειζόμενες θα καταβάλουν στην Τράπεζα, σε πρώτη ζήτηση της τελευταίας, τα ποσά τα οποία η Τράπεζα κατά καιρούς ενημερώνει τις Δανειζόμενες ότι απαιτούνται προκειμένου να ανακτήσει η Τράπεζα το αυξημένο κόστος.

23.3. Δήλωση προπληρωμής. Αν οι Δανειζόμενες δεν προτίθενται να συνεχίσουν να αποζημιώνουν την Τράπεζα για το αυξημένο κόστος κατά τα προβλεπόμενα στο άρθρο 23.2, δύνανται να δηλώσουν εγγράφως στην Τράπεζα την βούλησή τους να προπληρώσουν το Δάνειο κατά τη λήξη μίας Περιόδου Εκτοκισμού. Η εν λόγω δήλωση προπληρωμής θα πρέπει να ληφθεί από την Τράπεζα τουλάχιστον 14 ημέρες πριν την σκοπούμενη προπληρωμή.

23.4. Προπληρωμή, λήξη της υποχρέωσης χορήγησης. Η δήλωση του άρθρου 23.3. είναι ανέκκλητη και την ημερομηνία που προσδιορίζεται σε αυτήν ως ημερομηνία προπληρωμής, οι Δανειζόμενες θα προπληρώσουν (άνευ επιβαρύνσεως ή προστίμου) το Δάνειο με τους επ’ αυτού τόκους υπολογιζόμενους με το εφαρμοστέο επιτόκιο πλέον του Περιθωρίου και των Υποχρεωτικών Δαπανών (εάν υφίστανται) και με όλα τα υπόλοιπα ποσά που έχουν γεννηθεί ή οφείλονται κατ’ εκείνον τον χρόνο σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης.

23.5. Καταλογισμός προπληρωμής. Το άρθρο 7 ισχύει και στην περίπτωση της προπληρωμής.

24. ΣΥΜΨΗΦΙΣΜΟΣ

24.1. Καταλογισμός πιστωτικών υπολοίπων. Η Τράπεζα δύναται μετά την Επέλευση Γεγονότος Υπερημερίας που συνεχίζεται, άνευ προηγούμενης ειδοποιήσεως:

(α) να καταλογίσει οποιοδήποτε υπόλοιπο τυγχάνει πιστωμένο σε οποιοδήποτε λογαριασμό οποιασδήποτε Δανειζόμενης και/ή του Εγγυητή σε οποιοδήποτε υποκατάστημα της Τράπεζα σε οποιοδήποτε κράτος σε ή έναντι ικανοποίησης οποιουδήποτε ληξιπρόθεσμου κατ’ εκείνον τον χρόνο ποσού οφειλομένου από τις Δανειζόμενες στην Τράπεζα σύμφωνα με οποιοδήποτε Έγγραφο Χρηματοδότησης και

(β) για τον σκοπό αυτό:

(1) να διακόψει ή αλλάξει την ημερομηνία λήξης του συνόλου ή μέρους μίας κατάθεσης οποιασδήποτε Δανειζόμενης και/ή του Εγγυητή,

(2) να μετατρέψει το σύνολο ή μέρος μίας κατάθεσης ή άλλου πιστωτικού καταλοίπου σε Δολάρια,

(3) να συνάψει οποιαδήποτε συναλλαγή ή προβεί σε οποιαδήποτε καταχώριση σε σχέση με το πιστωτικό υπόλοιπο, που η Τράπεζα κρίνει κατάλληλη. 63

24.2. Δεν επηρεάζονται υπάρχοντα δικαιώματα. Η Τράπεζα δεν είναι υποχρεωμένη να ασκήσει οποιοδήποτε εκ των δικαιωμάτων της που αναφέρονται στο άρθρο 24.1 και τα δικαιώματα αυτά τελούν υπό την επιφύλαξη και επιπροσθέτως τυχόν δικαιωμάτων συμψηφισμού, συνδυασμού λογαριασμών, βάρους, προνομίου ή άλλου δικαιώματος της Τράπεζας (συμβατικού ή εκ του νόμου).

24.3. Δεν δημιουργούνται Εξασφαλίσεις. Το άρθρο 24 παρέχει στην Τράπεζα το συμβατικό δικαίωμα συμψηφισμού και μόνον και δεν δημιουργεί οποιοδήποτε βάρος ή Εξασφάλιση επί του πιστωτικού καταλοίπου οποιασδήποτε Δανειζόμενες.

25. ΜΕΤΑΒΙΒΑΣΕΙΣ ΚΑΙ ΑΛΛΑΓΕΣ ΥΠΟΚΑΤΑΣΤΗΜΑΤΩΝ

25.1. Μεταβίβαση από τις Δανειζόμενες. Οι Δανειζόμενες δεν δύνανται, άνευ της προηγούμενης έγγραφης συναίνεσης της Τράπεζας να προβούν στα κατωτέρω, ήτοι:

(α) να μεταβιβάσουν οποιοδήποτε δικαίωμα ή υποχρέωσή τους που απορρέει από οποιοδήποτε Έγγραφο Χρηματοδότησης ή

(β) να συγχωνευθούν, αποσπαστούν, αναδιοργανωθούν ή προβούν σε οποιαδήποτε ενέργεια το αποτέλεσμα της οποίας θα είναι οποιοδήποτε εκ των δικαιωμάτων ή υποχρεώσεών τους να μεταβιβασθεί σε άλλο πρόσωπο.

25.2. Εκχώρηση και μεταβίβαση από την Τράπεζα. Η Τράπεζα δύναται να εκχωρήσει και/ή μεταβιβάσει (είτε μέσω εισαγωγής κοινοπρακτικού σχήματος είτε άλλως) οποιοδήποτε ή το σύνολο των δικαιωμάτων, συμφερόντων και υποχρεώσεών της που προβλέπονται από τα Έγγραφα Χρηματοδότησης. Εκχώρηση και/ή μεταβίβαση σύμφωνα με τους όρους του παρόντος λαμβάνει χώρα άνευ συναινέσεως των Δανειζομένων αλλά με έγγραφη ειδοποίηση αυτών.

25.3. Εκχώρηση λόγω ενεχύρου προς την Τράπεζα της Ελλάδος. Οι Δανειζόμενες αναγνωρίζουν και αποδέχονται στο πλαίσιο της Πράξης Συμβουλίου Νομισματικής Πολιτικής (ΠΣΝΠ υπ’ αριθμ. 96/22.4.2015, όπως αυτή τροποποιήθηκε διαδοχικά με τις υπ’ αριθμ. 98/23.10.2015, 99/15.1.2016, 101/19.12.2016, 103/24.3.2017, 104/11.7.2017 και 109/29.7.2019 Πράξεις), και όπως εκάστοτε ισχύει, ότι η Τράπεζα δύναται, δίχως να απαιτείται οποιαδήποτε περαιτέρω συναίνεση ή διατύπωση από τις Δανειζόμενες να εκχωρήσει λόγω ενεχύρου τις εκ της παρούσης συμβάσεως απαιτήσεις της στην Τράπεζα της Ελλάδος ως ασφάλεια για την λήψη των εκάστοτε προβλεπομένων χρηματοδοτήσεων.

25.4. Συναίνεση Δανειζομένων. Στην περίπτωση που η παρούσα αποτελέσει αντικείμενο εκχώρησης κατά τα ανωτέρω, οι Δανειζόμενες συναινούν ανεπιφύλακτα: α) στην εκχώρηση λόγω ενεχύρου των εκ της παρούσης συμβάσεως απαιτήσεων της Τράπεζας στην Τράπεζα της Ελλάδος, β) στην χορήγηση στην Τράπεζα της Ελλάδος, τις λοιπές εθνικές κεντρικές Τράπεζες του Ευρωσυστήματος και την Ευρωπαϊκή Κεντρική Τράπεζα, οποτεδήποτε το ζητήσουν, όλων των στοιχείων και πληροφοριών που τυχόν εμπίπτουν στο επαγγελματικό / τραπεζικό απόρρητο και αφορούν τις εκχωρούμενες απαιτήσεις εκ της παρούσης συμβάσεως όσο και τις ίδιες τις Δανειζόμενες, γ) σε κάθε περαιτέρω εκχώρηση των εκ της παρούσης συμβάσεως απαιτήσεων της Τράπεζας από την Τράπεζα της Ελλάδος σε οποιοδήποτε τρίτο πρόσωπο, δ) σε κάθε περαιτέρω χορήγηση με συγκεντρωτική μορφή ή /και αναλυτικά, των ανωτέρω στοιχείων και πληροφοριών από την Τράπεζα της Ελλάδος στους άμεσους ή / και απώτερους δικαιοδόχους της και από εκείνους σε οποιονδήποτε δικαιοδόχο τους, καθώς και προς την Ευρωπαϊκή Κεντρική Τράπεζα και τις λοιπές κεντρικές Τράπεζες του Ευρωσυστήματος κατά τα προαναφερόμενα.

25.5. Δεν χωρεί συμψηφισμός. Ρητώς συμφωνείται ότι οι Δανειζόμενες δεν δικαιούνται να προτείνουν σε συμψηφισμό ή επίσχεση έναντι της Τράπεζας της Ελλάδος, των λοιπών κεντρικών Τραπεζών του Ευρωσυστήματος, καθώς και των τυχόν διαδόχων τους, ανταπαιτήσεις τους κατά της Τράπεζας ή κατά των τυχόν δικαιοπαρόχων αυτής, και παραιτούνται από τώρα από κάθε σχετικό δικαίωμά τους συμψηφισμού ή επισχέσεως. 64

25.6. Έμμεση συμμετοχή (sub-participation) και ασφαλιστική υποκατάσταση. Η Τράπεζα δύναται να συνάψει σύμβαση έμμεσης συμμετοχής τρίτου στα δικαιώματα και τις υποχρεώσεις που απορρέουν από την παρούσα ή οποιοδήποτε Έγγραφο Χρηματοδότησης χωρίς την συναίνεση των Δανειζομένων ή οποιουδήποτε Παρέχοντος Εξασφάλιση Μέρος (αλλά με την έγγραφη ειδοποίηση αυτών), επίσης δε η Τράπεζα δύναται να εκχωρήσει με οποιονδήποτε τρόπο και όρους συμφωνήσει όλα ή μέρος των δικαιωμάτων της προς ασφαλιστή και να υποκατασταθεί από αυτόν.

25.7. Αποκάλυψη πληροφοριών. Η Τράπεζα δύναται να αποκαλύψει προς υποψήφιο εκδοχέα ή διάδοχο ή εμμέσως συμμετέχον πρόσωπο οποιαδήποτε πληροφορία έχει λάβει σε σχέση με τις Δανειζόμενες, οποιοδήποτε Παρέχον Εξασφάλιση Μέρος ή τις εργασίες τους κατόπιν υπογραφής σχετικού εγγράφου εμπιστευτικότητας. Όλες οι πληροφορίες που θα αποκαλυφθούν με τον τρόπο αυτό θα παραμένουν εμπιστευτικές έναντι οποιουδήποτε τρίτου προσώπου πέραν αυτών στα οποία θα αποκαλυφθούν.

25.8. Αλλαγή χρηματοδοτούντος υποκαταστήματος. Η Τράπεζα μπορεί να αλλάξει το χρηματοδοτών κατάστημα αποστέλλοντας σχετική ειδοποίηση στις Δανειζόμενες και η εν λόγω αλλαγή παράγει αποτελέσματα από οποιαδήποτε εκ των κατωτέρω ημερομηνιών τυγχάνει μεταγενέστερη, ήτοι: (α) την ημερομηνία λήψης από τις Δανειζόμενες της ως άνω ειδοποίησης ή (β) την ημερομηνία, αν υπάρχει, που προσδιορίζεται στην ως άνω ειδοποίηση ως ημερομηνία έναρξης της ισχύος της αλλαγής υποκαταστήματος.

25.9. Συναίνεση στην αποκάλυψη. Οι Δανειζόμενες εξουσιοδοτούν την Τράπεζα να αποκαλύψει όλες τις πληροφορίες που σχετίζονται με:

(α) τα Πλοία ή οποιοδήποτε άλλο πλοίο ανήκει κατά κυριότητα ή η λειτουργία του ασκείται από κάποιο Παρέχον Εξασφάλιση Μέρος,

(β) την διαπραγμάτευση, σύνταξη και περιεχόμενο της παρούσας και των Εγγράφων Χρηματοδότησης,

(γ) το Δάνειο,

(δ) ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος,

προς οποιονδήποτε πάροχο υπηρεσιών (περιλαμβανομένων ενδεικτικά, συμβούλων, ορκωτών ελεγκτών, δικηγόρων, λογιστών, επιθεωρητών, εκτιμητών, ασφαλιστών, ασφαλιστικών συμβούλων και μεσιτών) όπου η Τράπεζα κατά την διακριτική της ευχέρεια κρίνει αναγκαίο ή επιθυμητό σχετικά με την παρούσα ή οποιοδήποτε Έγγραφο Χρηματοδότησης και/ή την προστασία ή επιβολή των δικαιωμάτων που της παρέχονται από αυτά και (στην περίπτωση της αποκάλυψης πληροφοριών περί των στοιχείων (α) και (γ) ανωτέρω) σε οποιαδήποτε εγχώρια ή αλλοδαπή Συγγενή τους Εταιρεία πάντα κατόπιν υπογραφής σχετικού εγγράφου εμπιστευτικότητας.

26. ΤΡΟΠΟΠΟΙΗΣΕΙΣ ΚΑΙ ΠΑΡΑΙΤΗΣΕΙΣ

26.1. Τροποποιήσεις, παραιτήσεις κ.λπ. από την Τράπεζα. Υπό την επιφύλαξη του άρθρου 26.2. κατωτέρω, ένα έγγραφο δύναται να τροποποιήσει, αναστείλει, ή περιορίσει οποιονδήποτε όρο οποιουδήποτε Εγγράφου Χρηματοδότησης ή τα δικαιώματα της Τράπεζας σύμφωνα με αυτό ή εκ του νόμου μόνο αν το εν λόγω έγγραφο έχει υπογραφεί ή έχει ειδικώς συμφωνηθεί μέσω φαξ ή ηλεκτρονικής αλληλογραφίας από επιβεβαιωμένη μεταξύ των μερών διεύθυνση ηλεκτρονικού ταχυδρομείου από τις Δανειζόμενες, την Τράπεζα και, στην περίπτωση που το εν λόγω έγγραφο αφορά σε τροποποίηση κ.λπ. κάποιου Εγγράφου Χρηματοδότησης, από το Παρέχον Εξασφάλιση Μέρος που έχει συμβληθεί σε αυτό.

26.2. Αποκλεισμός άλλων ή μη ρητών τροποποιήσεων. Αν ένα έγγραφο δεν πληροί τις απαιτήσεις των άρθρων 26.1. και 26.2, ούτε το ίδιο ούτε οποιαδήποτε πράξη, συμπεριφορά, παράλειψη, καθυστέρηση ή συγκατάβαση από την πλευρά της Τράπεζας (ή οποιουδήποτε προσώπου ενεργεί για λογαριασμό της) δύναται να εκληφθεί ως η Τράπεζα (ή οποιοδήποτε πρόσωπο ενεργεί για λογαριασμό της) να έχει τροποποιήσει, παραιτηθεί από δικαίωμα, αναστείλει ή περιορίσει ή εμποδιστεί (μόνιμα ή προσωρινά) 65

από την επιβολή, χρήση ή άσκηση των δικαιωμάτων της που (α) περιέχονται σε διάταξη της παρούσας ή οποιουδήποτε Εγγράφου Χρηματοδότησης ή (β) απορρέουν από ένα Γεγονός Υπερημερίας ή την μη εκπλήρωση από τις Δανειζόμενες ή ένα Παρέχον Εξασφάλιση Μέρος των υποχρεώσεών τους σύμφωνα με ένα Έγγραφο Χρηματοδότησης ή τον νόμο ή (γ) που προβλέπονται ως δικαιώματα της Τράπεζας από οποιοδήποτε Έγγραφο Χρηματοδότησης ή από τον νόμο

και σε καμία περίπτωση δεν υπονοείται από οποιοδήποτε Έγγραφο Χρηματοδότησης ότι οποιοδήποτε τέτοιο δικαίωμα πρέπει να ασκηθεί εντός συγκεκριμένου ή ευλόγου χρόνου.

26.3. Τροποποίηση ή παραίτηση από δικαίωμα σε σχέση με την FATCA. Κατά παρέκκλιση των ανωτέρω, αν η Τράπεζα θεωρεί ότι μία τροποποίηση ή παραίτηση μπορεί να αποτελέσει «ουσιώδη μεταβολή» για τους σκοπούς της FATCA, που δύναται να έχει ως άμεσο ή έμμεσο αποτέλεσμα την υποχρέωση ενός Μέρους να προβεί σε Απομείωση FATCA και η Τράπεζα ειδοποιήσει σχετικώς τις Δανειζόμενες, η εν λόγω τροποποίηση ή παραίτηση δεν δύναται να πραγματοποιηθεί άνευ συναινέσεως της Τράπεζας.

26.4 Αλλαγές στο Επιτόκιο Βάσης. Σε περίπτωση που συμβεί οποιοδήποτε Γεγονός Αντικατάστασης Επιτοκίου Βάσης, η Τράπεζα και οι Δανειζόμενες θα συμφωνήσουν σε ένα άλλο Επιτόκιο Βάσης, εφαρμοζομένων στην περίπτωση αυτή αναλογικώς των διατάξεων των άρθρων 5.4.Α.3 και 7.7.Β.2 (γ) της παρούσας.

27. ΕΙΔΟΠΟΙΗΣΕΙΣ

27.1. Γενικά. Όπου στην παρούσα γίνεται λόγος για ειδοποιήσεις σύμφωνα ή σε σχέση με οποιοδήποτε Έγγραφο Χρηματοδότησης και αν δεν ορίζεται ειδικώς κάτι άλλο, οι εν λόγω ειδοποιήσεις θα είναι έγγραφες και θα αποστέλλονται είτε με ταχυδρομική επιστολή είτε με φαξ είτε με ηλεκτρονικό ταχυδρομείο.

27.2. Διευθύνσεις ειδοποιήσεων.

(α) Για τις Δανειζόμενες:

c/o EUROBULK LTD.

Μεσογείου 4 & Ευρώπης, 115 24, Μαρούσι Αττικής

Email: njp@eurobulk.gr. smp@eurobulk.gr

(β) για τον Εγγυητή:

c/o EUROBULK LTD.

Μεσογείου 4 & Ευρώπης, 115 24, Μαρούσι Αττικής

Email: njp@eurobulk.gr, smp@eurobulk.gr

(γ) για την Τράπεζα: οδός Μπουμπουλίνας αρ. 2 και Ακτή Μιαούλη, 185 35 Πειραιάς

Email: tsagarakis.em@nbg.gr, katsoulas.panagiotis@nbg.gr ή οποιαδήποτε άλλη διεύθυνση την οποία θα γνωστοποιήσει εγγράφως το Μέρος που αλλάζει διεύθυνση προς τα υπόλοιπα Μέρη.

27.3. Ημερομηνία παραλαβής των ειδοποιήσεων.

Υπό την επιφύλαξη των άρθρων 27.4 και 27.5:

(α) μία ειδοποίηση που παραδίδεται ιδιοχείρως ή αποστέλλεται ταχυδρομικώς θα ισχύει από την ημερομηνία παραλαβής της

(β) μία ειδοποίηση που αποστέλλεται με φαξ ή μέσω ηλεκτρονικής αλληλογραφίας από επιβεβαιωμένη μεταξύ των μερών διεύθυνση ηλεκτρονικού ταχυδρομείου θα θεωρείται ότι παρελήφθη δύο ώρες μετά 66

την λήξη της μετάδοσης και σε κάθε περίπτωση εντός της ίδιας Εργάσιμης Ημέρας κατά την οποία αποστέλλεται.

27.4. Έγκυρες ειδοποιήσεις

Μία ειδοποίηση σύμφωνα ή σε σχέση με ένα Έγγραφο Χρηματοδότησης θα θεωρείται έγκυρη ακόμη κι αν το περιεχόμενό της ή ο τρόπος αποστολής της δεν συμφωνούν με τα προβλεπόμενα στην παρούσα, ή οποιοδήποτε Έγγραφο Χρηματοδότησης (α) αν η μη αποστολή σύμφωνα με τα προβλεπόμενα στην παρούσα ή άλλο Έγγραφο Χρηματοδότησης δεν επέφερε σημαντική ζημία στον παραλήπτη ή (β) στην περίπτωση του λανθασμένου ή ελλιπούς περιεχομένου, αν είναι ευλόγως αντιληπτό στον παραλήπτη το ορθό ή ολοκληρωμένο περιεχόμενο.

27.5. Έννοια «ειδοποίησης». Ο όρος «ειδοποίηση» που χρησιμοποιείται στο παρόν άρθρο 27 περιλαμβάνει οποιοδήποτε αίτημα, συναίνεση, εξουσιοδότηση, έγκριση, οδηγία, παραίτηση ή οποιαδήποτε επικοινωνία.

27.6. Επικοινωνία μέσω ηλεκτρονικού ταχυδρομείου. Η Τράπεζα, οι Δανειζόμενες και ο Εγγυητής συμφωνούν ότι πληροφορίες μπορούν να αποσταλούν μέσω ηλεκτρονικού ταχυδρομείου μεταξύ τους ή από ή προς τρίτα πρόσωπα που παρέχουν υπηρεσίες. Συγκεκριμένα οι Δανειζόμενες και ο Εγγυητής αναγνωρίζουν ότι:

(α) οι μη κρυπτογραφημένες πληροφορίες μεταφέρονται μέσω ανοικτού δικτύου προσβάσιμου σε όλους και είναι πιθανό, να αναγνωστούν από άλλους οι οποίοι πιθανώς να καταλήξουν σε συμπεράσματα για τις τραπεζικές της σχέσεις,

(β) οι πληροφορίες δύνανται να τροποποιηθούν ή να παραποιηθούν από τρίτα πρόσωπα,

(γ) τρίτος μπορεί να προσποιηθεί ή να παραποιήσει την ταυτότητα του αποστολέα,

(δ) η ανταλλαγή πληροφοριών δύναται να καθυστερήσει ή να διακοπεί εξ αιτίας λαθών επικοινωνίας, τεχνικών λόγων, δυσλειτουργιών, παράνομων παρεμβάσεων, υπερφόρτωσης δικτύου, κακόβουλο εμποδισμό της ηλεκτρονικής πρόσβασης από τρίτα πρόσωπα ή άλλα ελαττώματα του παρόχου δικτύου. Σε ορισμένες περιπτώσεις είναι πιθανόν να μην είναι δυνατή η έγκαιρη επεξεργασία εντολών και οδηγιών που είναι καίριας σημασίας να περιέλθουν εγκαίρως στον παραλήπτη.

(ε) η Τράπεζα δεν φέρει οποιαδήποτε ευθύνη για οποιαδήποτε ζημία υποστούν οι Δανειζόμενες ή οποιοδήποτε Παρέχον Εξασφάλιση Μέρος εξ αιτίας παραποίησης της ηλεκτρονικής διεύθυνσης ή του περιεχομένου του μηνύματος ούτε εξ αιτίας οποιασδήποτε διακοπής ή καθυστέρησης μετάδοσης για τεχνικούς λόγους.

(στ) Η Τράπεζα δικαιούται να θεωρεί ότι όλες οι οδηγίες και εντολές καθώς και εν γένει επικοινωνίες που λαμβάνονται από τις Δανειζόμενες ή τον Εγγυητή ή τρίτο πρόσωπο έχουν αποσταλεί από εξουσιοδοτημένο πρόσωπο ανεξαρτήτως των υπαρχόντων δικαιωμάτων υπογραφής σύμφωνα με τα έγγραφα που τηρούνται στο σχετικό μητρώο εταιρειών (ή οποιοδήποτε άλλο σχετικό έγγραφο) ή το δείγμα υπογραφής που έχει παρασχεθεί στην Τράπεζα. Οι Δανειζόμενες και ο Εγγυητής θα μεριμνήσουν επίσης ώστε όλα τα τρίτα πρόσωπα που αναφέρονται στην παρούσα να συμφωνήσουν με τα αναφερόμενα σχετικά με επικοινωνίες μέσω ηλεκτρονικού ταχυδρομείου που αναφέρονται στην παρούσα.

28. ΣΥΜΠΛΗΡΩΜΑΤΙΚΕΣ ΔΙΑΤΑΞΕΙΣ

28.1. Δικαιώματα. Τα δικαιώματα που απολαμβάνει η Τράπεζα σύμφωνα με τα Έγγραφα Χρηματοδότησης μπορούν να ασκηθούν αθροιστικά και κάθε φορά που η Τράπεζα κρίνει αναγκαίο ή επιθυμητό και, εκτός αν άλλως προβλέπεται σε οποιοδήποτε Έγγραφο Χρηματοδότησης, δεν αποκλείουν ούτε περιορίζουν οποιοδήποτε δικαίωμα παρέχεται στην Τράπεζα εκ του νόμου. 67

28.2. Ακυρότητα διάταξης. Αν μία διάταξη ενός Εγγράφου Χρηματοδότησης είναι ή καταστεί άκυρη ή ανεφάρμοστη ή παράνομη δεν θα επηρεάζεται η εγκυρότητα, εκτελεστότητα ή νομιμότητα των υπολοίπων διατάξεων του εν λόγω Εγγράφου Χρηματοδότησης ή οποιουδήποτε άλλου.

28.3. Αντίτυπα. Ένα Έγγραφο Χρηματοδότησης μπορεί να υπογραφεί σε περισσότερα αντίτυπα.

28.4. Ειδική διαπραγμάτευση. Όλοι οι όροι της παρούσας και οι δεσμεύσεις που αναλήφθηκαν, συμφωνήθηκαν ρητώς μεταξύ των συμβαλλομένων κατόπιν ειδικής διαπραγμάτευσης. Οι Δανειζόμενες και ο Εγγυητής δηλώνουν ότι, η Τράπεζα εξήγησε και παρέσχε σε αυτούς τις αναγκαίες διευκρινίσεις που ζήτησαν, κατανόησαν δε πλήρως το ουσιαστικό περιεχόμενο καθώς και τις έννομες συνέπειες των όρων που περιλαμβάνονται στην παρούσα σύμβαση, τη δεσμευτικότητα των οποίων αποδέχονται ανεπιφυλάκτως.

29. ΕΦΑΡΜΟΣΤΕΟ ΔΙΚΑΙΟ - ΔΙΚΑΙΟΔΟΣΙΑ

29.1. Η παρούσα σύμβαση διέπεται από το Ελληνικό Δίκαιο, συμπεριλαμβανομένων των διατάξεων του ν.δ/τος της 17ης Ιουλίου 1923 «περί ειδικών διατάξεων επί Ανωνύμων Εταιρειών».

29.2. (α) Κάθε διαφορά που απορρέει από την παρούσα μεταξύ των συμβαλλομένων μερών υπάγεται στην δικαιοδοσία των Ελληνικών Δικαστηρίων και δη των αρμοδίων δικαστηρίων του Πειραιά, η οποία συμφωνείται ως αποκλειστική για τις απαιτήσεις των Δανειζομένων και του Εγγυητή κατά της Τράπεζας και ως μη αποκλειστική για τις απαιτήσεις της Τράπεζας κατά των Δανειζομένων και του Εγγυητή.

(β) Η Τράπεζα διατηρεί το δικαίωμα επιδίκασης και εν γένει δικαστικής επιδίωξης των απαιτήσεών της που απορρέουν από τη Σύμβαση Δανείου και τα Έγγραφα Χρηματοδότησης και/ή λήψης ασφαλιστικών μέτρων και/ή έναρξης διαδικασίας αναγκαστικής εκτέλεσης για την εξασφάλιση ή ικανοποίηση των απαιτήσεών της αυτών ενώπιον οποιωνδήποτε Δικαστηρίων της αλλοδαπής, τα οποία τυχόν θα καταστούν αρμόδια για την εκδίκαση των διαφορών αυτών, είτε μόνον ενώπιον αυτών είτε και παράλληλα με την έναρξη δικαστικών ενεργειών ενώπιον των Ελληνικών Δικαστηρίων.

30.	ΔΙΟΡΙΣΜΟΣ ΑΝΤΙΚΛΗΤΟΥ

30.1.Οι     Δανειζόμενες και ο Εγγυητής δηλώνουν ότι διορίζουν και καθιστούν δια της παρούσας συμβάσεως αντίκλητό τους τον Αλέξανδρο Καπελλάρη, φροντίδι της Δικηγορικής Εταψείας ΚΑΠΕΛΑΡΗΣ-ΚΥΠΡΟΥΛΗ και ΣΥΝΕΡΓΑΤΕΣ δικηγόρο Αθηνών (ΑΜ ΔΣΑ 17087), κάτοικο Αθηνών, οδός Διονυσίου Αιγινήτου αρ. 7, email: aak@eurobulk.gr, στοv οποίο θα κοινοποιείται κάθε σχετικό με την παρούσα σύμβαση έγγραφο ή δικόγραφο απευθυνόμενο σε αυτούς ή στρεφόμενο κατ' αυτών. Κάθε κοινοποίηση προς τον εν λόγω αντίκλητο στην πιο πάνω διεύθυνσή του συvομολογείται και αναγνωρίζεται από τώρα ανεπιφύλακτα από τους συμβαλλομένους, ως νόμιμη και έγκυρη. Τυχόν μεταβολή της διεύθυνσης του παραπάνω αντικλήτου ή ανάκληση του διορισμού του θα ισχύει έναντι της Τράπεζας μετά την πάροδο δέκα (10) Εργασίμων Ημερών από τότε που θα της γνωστοποιηθεί , αποκλειστικά με κοινοποίηση σχετικής έγγραφης δήλωσης με Δικαστικό Επιμελητή, η αλλαγή της διεύθυνσης του αντικλήτου ή η ανάκλησή του και, στην τελευταία περίπτωση, υποχρεωτικά ο διορισμός νέου αντικλήτου, στην οποία θα περιλαμβάνονται τα πλήρη στοιχεία ταυτότητας και η διεύθυνση αυτού.

Ρητώς συνομολογείται ότι όλες οι κοινοποιήσεις που θα έχουν γίνει στον παραπάνω αντίκλητο και στη διεύθυνσή του που προαναφέρθηκε, αναγνωρίζονται ως έγκυρες, νόμιμες και ισχυρές, μέχρι τον χρόνο που θα γνωστοποιηθεί στην Τράπεζα κατά τον προαναφερόμενο τύπο η μεταβολή της διεύθυνσης του αντικλήτου ή η αvάκλησή του και ο διορισμός νέου αντικλήτου.

30.2.Η     Τράπεζα δηλώνει ότι διορίζει και καθιστά δια της παρούσας συμβάσεως αντίκλητό της τον εκάστοτε Διευθυντή του Ναυτιλιακού Καταστήματός της στον Πειραιά, στον οποίον θα κοινοποιείται κάθε σχετικό με την παρούσα σύμβαση έγγραφο ή δικόγραφο απευθυνόμενο σε αυτήv ή στρεφόμενο κατ' αυτής.

Πειραιάς, 15 Οκτωβρίου 2024

ΟΙ ΣYΜΒΑΛΛΟΜΕΝΟΙ

ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΟΣ Α.Ε.                                    LIGHT SHIPPING LTD

/s/ Olga Vraka                  /s/ Sarri Aikaterini                                    /s/ Stefania Karmiri

_______________         ______________                                    ______________________

GOOD HEART SHIPPING LTD

/s/ Stefania Karmiri

________________________

Ο ΕΓΓΥΗΤΗΣ

/s/ Stefania Karmiri

________________

EURODRY LTD.

,ΠΑΡΑΡTΗΜΑ 1

ΕΠΙΣΤΟΛΗ ΕΚΤΑΜΙΕΥΣΗΣ

ΠΡΟΣ ΤΗΝ

ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΜΑΔΟΣ Α.Ε.

Ακτή Μιαούλη και Μπουμπουλινας αρ.

2 185 35 Πειραιάς

Πειραιάς, .................

\

Κύριοι,

Δάνειο ποσού έως Δολλ. ΗΠΑ 18.000.000 (το ((Δάνειο))) Σύμβαση Δανείου από ..........................(η ((Σύμβαση Δανειου)))

Αναφερόμαστε στην παραπάνω Σύμβαση Δανείου μεταξύ ημών ως Δανειζόμενης και υμών ως δανείστριας Τράπεζας. Λέξεις και εκφράσεις χρησιμοποιούμενες στην παρούσα έχουν την έννοια που τους έχει αποδοθεί στην Σύμβαση Δανείου.

Σύμφωνα με το άρθρο 3 της Σύμβασης Δανείου, σας γνωρίζουμε ανέκκλητα με την παρούσα ότι την

........................... επιθυμούμε να προβούμε σε ανάληψ η του ποσού του Δανείου εκ Δολαρίων ΗΠΑ ............................

και παρακαλούμε εξ αυτού το ποσό των Δολλ. ΗΠΑ ............................... να πιστωθεί στον με αρ. ........................ λογαριασμό της Υφιστάμενης Σύμβασης Δανείου σε εξόφληση του υφισταμένου ανεξόφλητου κεφαλαίου του Υφιστάμενου Δανείου και ποσό Δολλ. Η ΠΑ ......................... να πιστωθεί στον υπ' αριθμ ....................... λογαριασμό .

Για την πρώτη Περίοδο Εκτοκισμού επιλέγουμε την εφαρμογή ΕΜΚ Μελλοντικής Ισχύος (Term SOFR) .................. μηνός(ών).

Επίσης με την παρούσα δηλώνουμε υπεύθυνα ότι:

(α) όλες δε οι περιλαμβανόμενες στην ως άνω Σύμβαση Δανείου και Εγγύησης δηλώσεις και διαβεβαιώσεις τυγχάνουν αληθείς και ακριβείς

(β) από τις 11/9/2024 (ημερομηνία αποδοχής της ταυθήμερης.επιστολής βασικών όρων χρηματοδοτήσεως της Τραπέζης), δεν έχει σημειωθεί Γεγονός Υπερημερίας ή Πιθανό Γεγονός Υπερημερίας ούτε παρόμοιο γεγονός δύναται να προκληθεί από την αιτούμενη εκταμίευση.

(γ) από τις 11/9/2024 δεν έχει υπάρξει Ουσιώδης Βλαπτική Μεταβολή στην περιουσιακ ή και οικονομική κατάσταση και επιχειρηματική λειτουργία μας ή των ναυτιλιακών Συγγενών Εταιρειών μας, ούτε έχει συμβεί οιοδήποτε γεγονός κατά παράβαση των όρων της Σύμβασης Δανείου και Εγγύησης που να επηρεάζει, καθ' οιονδήποτε τρόπο, τη συμμόρφωσή μας προς τους όρους και τις προϋποθέσεις της παραπάνω Σύμβασης Δανείου ή την εκπλήρωση των σχετικών υποχρεώσεών μας.

Με τιμή

Οι Δανειζόμενες

LIGHT SHIPPING LTD                                    GOOD HEART SHIPPING LTD

__________________________                       __________________________

Σuμφωνούμε με rα

παραπάνω και

προ6αίνοuμε στις

ανωτέρω δηλώσεις.

Πειραιάς, αυθημερόν

Ο Εγγυητής

_______________________

EURODRY LTD.

ΠΑΡΑΡΤΗΜΑ 2

ΜΕΡΟΣ Α

ΕΓΓΡΑΦΑ ΑΠΑΙΤΟYΜΕΝΑ ΠΡΙΝ ΤΗ ΣΥΝΑΨΗ ΤΗΣ ΣΥΜΒΑΣΗΣ ΔΑΝΕΙΟV ΚΑΙ ΕΓΓΥΗΣΕΩΣ

Ο κατωτέρω κατάλογος εγγράφων περιέχει τα έγγραφα που, σύμφωνα με το άρθρο 8.1(α) πρέπει να προσκομισθούν στην Τράπεζα πριν την σύναψη της σύμβασης δανείου και εγγυήσεων.

1.

Πρωτότυπα πρακτικά του Διοικητικού Συμβουλίου και των Μετόχων εκάστης Δανειζόμενης και του Διοικητικού Συμβουλίου του Εγγυητή {θεωρημένα με Επισημείωση) με τα οποία αποφασίζεται η σύναψ η της Σύμβασης Δανείου και των Εγγράφων Χρηματοδότησης και, όσον αφορά εκάστη Δανειζόμενη, την ανάληψη του ποσού του Δανείου και παρέχεται εξουσιοδότηση σε πρόσωπα να υπογράψουν τα ανωτέρω έγγραφα καθώς και οποιαδήποτε άλλα έγγραφα ή ειδοποιήσεις απαιτούνται σύμφωνα με τη Σύμβαση Δανείου καt/ή τα Έγγραφα Χρηματοδότησης.

2.	Πρωτότυπα πληρεξούσια (θεωρημένα με Επισημείωση) με τα οποία εξουσιοδοτούνται εκπρόσωποι εκάστης Δανειζόμενης και του Εγγυητή να υπογράψουν τα έγγραφα που αφορούν καθένα από αυτά.

3.	Αντίγραφα οποιωνδήποτε συναινέσεων τυχόν απαιτούνται προκειμένου εκάστη Δανειζόμενη και ο Εγγυητής να συνάψουν σύμβαση ή να προβούν σε καταβολή που προβλέπεται σε οποιοδήποτε Έγγραφο Χρηματοδότησης.

4.	Όλα τα έγγραφα, έντυπα, ερωτηματολόγια και εντολές που απαιτούνται για το άνοιγμα ή την διατήρηση και κίνηση των Λογαριασμών Εσόδων και του Λογαριασμού Παρακράτησης.

5.

Όλα τα έγγραφα που απαιτούνται από τις Δανειζόμενες και τον Εγγυητή και οποιοδήποτε άλλο Παρέχον Εξασφάλιση Μέρος στο πλαίσιο της διαδικασίας «Γνώρισε τον Πελάτη σου)> καθώς και οποιαδήποτε άλλα έγγραφα ή αποδεικτικά στοιχεία που ζητά η Τράπεζα στο πλαίσιο των διατάξεων για την νομιμοποίηση εσόδων από εγκληματικές δραστηριότητες, ή που απαιτούνται από τον OFAC ή οποιαδήποτε άλλη Επιβάλλουσα Αρχή, συμπεριλαμβανομένων αντιγράφων των διαβατηρίων και πρόσφατων λογαριασμών κοινής ωφελείας των διευθυντών και αξιωματούχων εκάστης Δανειζόμενης και του Εγγυητή.

6.	Είσπραξη της αμοιβής οργάνωσης της χρηματοδότησης και οποιωνδήποτε άλλων εξόδων τυχόν έχουν γεννηθεί μέχρι την ημερομηνία υπογραφής της Σύμβασης Δανείου.

7.	Αντίγραφα των πρώτων Οικονομικών Καταστάσεων

8.	Επιστολή Εκταμίευσης

9.	Τήρηση κατάθεσης σύμφωνα με το άρθρο 10.20Α.ΜΕΡΟΣ Β

ΕΓΓΡΑΦΑ

ΑΠΑΙΤΟΥΜΕΝΑ ΠΡΙΝ ΑΠΟ ΤΗΝ ΗΜΕΡΟΜΗΝΙΑ ΤΗΣ ΕΚΤΑΜΙΕΥΣΗΣ

Ο κατωτέρω κατάλογος εγγράφων περιέχει τα έγγραφα που, σύμφωνα με το άρθρο 8.1(β) πρέπει να προσκομισθούν στην Τράπεζα ή να ληφθούν από αυτήν πριν ή κατά την Ημερομηνία Εκταμίευσης.

1.	Να έχουν υπογραφεί δεόντως όλα τα Έγγραφα Χρηματοδότησης.

2.	Να έχουν προσκομισθεί στην Τράπεζα:

(α) Πρόσφατο πιστοποιητικό νηογνώμονα για κάθε Πλοίο εκδοθέν από Ν ηογνώμονα της αποδοχής της Τράπεζας μέλος της ένωσης νηογνωμόνων IACS, ελεύθερο από ληξιπρόθεσμες συστάσεις και παρατηρήσεις που επηρεάζουν την κλάση του.

(β) Αποδεικτικά στοιχεία ότι κάθε Πλοίο είναι ασφαλισμένο σύμφωνα με τα προβλεπόμενα στη Σύμβαση Δανείου

3.	Έγγραφα αφορώντα την Διαχειρίστρια.

(α) Αντίγραφο εκάστης Σύμβασης Διαχείρισης εκάστου Πλοίου (αν δεν έχουν ήδη προσκομισθεί στην Τράπεζα ή υπεύθυνη δήλωση ότι οι προσκομισθείσες Συμβάσεις Διαχείρισης εξακολουθούν να ισχύουν ως έχουν χωρίς τροποποιήσεις, αλλαγές ή καταργήσεις άρθρων τους.

(β) Αντίγραφα του Πιστοποιητικού Συμμόρφωσης της Εγκεκριμένης Διαχειρίστριας και των Πιστοποιητικών Ασφαλούς Διαχείρισης και Πιστοποιητικών ISSC.

4.	Εκτιμήσεις των Πλοίων σύμφωνα με τα οριζόμενα στο άρθρο 14 της Σύμβασης Δανείου.

5.

Γνωμοδότηση ανεξάρτητου ασφαλιστικού συμβούλου διοριζομένου από την Τράπεζα επί ζητημάτων που η Τράπεζα θα θέσει σε αυτόν σε σχέση με τις ασφαλίσεις εκάστου Πλοίου, η δαπάνη της οποίας βαρύνει τις Δανειζόμενες και τον Εγγυητή.

ΠΑΡΑΡΤΗΜΑ 3

Προς: ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΑΣ Α.Ε. ΜΠΟΥΜΠΟΥΛΙ ΝΑΣ 2 & ΑΚΤΗ ΜΙΑΟΥΛΗ ΠΕΙΡΑΙΑΣ 185 35

Υπ' όψιν:.......................

(τόπος, ημερομηνlα )

ΔΗΛΩΣΗ ΚΑΘΟΡΙΣΜΟΥ

Κύριοι,

Σύμβαση Δανείου με ημερομηνία ....•............μεταξύ ημών ως Δανειζομένων και της Τράπεζας (η «Σύμβαση Δανείου») με δυνατότητα ανταλλαγής επιτοκίου

Αναφερόμαστε στην Σύμβαση Δανείου,στην Σύμβαση ISDA με ημερομηνία ..........μεταξύ ημών αφενός και υμών αφετέρου καιστην Επιβεβαίωση που εστάλη σύμφωνα με την Σύμβαση ISDA

με ημερομην'ια .........................και απευθυ'vεται αnο' ............................ σε εμα.ς.

Σύμφωνα με τους όρους της Σύμβασης Δανείου, σας ενημερώνουμε για την λήψη της ως άνω Επιβεβαίωσης από εμάς και με την παρούσα σας δηλώνουμε ότι η Συναλλαγή nου αποδεικνύεται από την ως άνω Επιβεβαίωση θα αποτελεί μία «Καθορισμένη Συναλλαγή» για τους σκοπούς της Σύμβασης Δανείου καιτων Εγγράφων Χρηματοδότησης.

ΟΙ ΔΑΝΕΙΖΟΜΕΝΕΣ

ΠΑΡΑΡΤΗΜΑ 4

Προς:  ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ ΤΗΣ ΕΛΛΑΔΟΣ Α.Ε.

ΜΠΟΥΜΠΟΥΛΙΝΑΣ 2 & ΑΚΤΗ Μ ΙΑΟΥΛΗ

ΠΕΙΡΑΙΑΣ 185 35

Υπ' όψιν: .......................

(τόπος, ημερομηνία )

Πιστοποιητικό Συμμόρφωσης

Κύριοι,

Δάνειο ποσού έως Δολλ. ΗΠΑ 18.000.000 (το «Δάνειο>>)

Σύμβαση Δανείου από .........2024 (η «Σύμβαση Δανείου)))

Αναφερόμαστε στην Σύμβαση Δανείου, στην οποία έχουμε συμβληθεί ως εγγυητής.

Το παρόν αποτελεί Πιστοποιητικό Συμμόρφωσης και οι όροι που χρησιμοποιούνται στο παρόν έχουν την ίδια έννοια με την έννοια που τους αποδίδεται στη Σύμβαση Δανείου.

Με το παρόν επιβεβαιώνουμε ότι

(ί)         δεν έχει επέλθει Γεγονός Υπερημερίας,

(ii) η ελάχιστη ρευστότητα ανά πλοίο του στόλου μας ισούται ή υπερβαίνει το ποσό των US$ 300.000,

(iii) η καθαρή αξία προσαρμοσμένη στην εμπορική αξία (market νa lue adjusted net worth ) πλην τις συνολικές υποχρεώσεις (total liabilities) ισούται ή υπολείπεται του ποσού των US$ 15.000.0000,

(ίν) το συνολικό παθητικό (total debt) προς το συνολικό ενεργητικό προσαρμοσμένο σε εμπορική αξία (total market adjusted assets) ισούται ή υπολείπεται του ποσοστού 75%.

Με εκτίμηση,

EURODRY LTD.

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